Exhibit 10

HOSTING AND SERVICES AGREEMENT1

between

A.G. EDWARDS TECHNOLOGY GROUP, INC.

and

BETA SYSTEMS,

a division of

THOMSON FINANCIAL INC.

Dated October 4, 2004

[1]	[***] indicates that text has been deleted which is the subject of a confidential treatment request. This text has been filed separately with the SEC.

Confidential and Proprietary Information of AGE and BETA

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(continued)

		Page
	ARTICLE V NEW SERVICES

Section 5.01	New Services	13

	ARTICLE VI SERVICE LOCATIONS

Section 6.01	Service Locations	14

Section 6.02	Safety and Operational Procedures	14

Section 6.03	Security Relating to Competitors	14

	ARTICLE VII SERVICE LEVELS

Section 7.01	Designated Service Levels	15

Section 7.02	New Service Levels	15

Section 7.03	Service Level Credits	15

	ARTICLE VIII CONTINUED PROVISION OF SERVICES

Section 8.01	Disaster Recovery Plan	15

Section 8.02	Force Majeure	16

Section 8.03	Alternate Source	17

Section 8.04	Allocation of Resources	18

	ARTICLE IX AGE SATISFACTION Surveys

Section 9.01	AGE Satisfaction Survey	18

	ARTICLE X GOVERNANCE, Project staff, MANAGEMENT AND ADDITIONAL PROVISIONS REGARDING SERVICES

	ARTICLE XI DISPUTE RESOLUTION

Section 11.01	Continuity of Services	19

Section 11.02	Dispute Resolution	19

Section 11.03	Expedited Dispute Resolution	19

	ARTICLE XII PROPRIETARY RIGHTS

Section 12.01	BETA Software and Software	19

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(continued)

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(continued)

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(continued)

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(continued)

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TABLE OF EXHIBITS

Exhibit 1	Defined Terms
Exhibit 2	Deferred Gaps
Exhibit 3	Description of Services
Exhibit 4	Service Levels: Designated Service Levels; Critical Service Levels; Key Measurements; New Service Levels; and Service Level Credits-
Exhibit 5	Fees(including Termination Fees)
Exhibit 6	Strategic Direction
Exhibit 7	BETA Service Locations
Exhibit 8	AGE Software: AGE Proprietary Software; and AGE Third Party Software
Exhibit 9	BETA Software: BETA Proprietary Software; and BETA Third Party Software and BETA Tools
Exhibit 10	BETA Direct Competitors
Exhibit 11	Technical Architecture
Exhibit 12	Governance
Exhibit 13	Safety and Operational Procedures
Exhibit 14	Key Personnel
Exhibit 15	[Reserved]
Exhibit 16	Product Availability Times
Exhibit 17	New Services
Exhibit 18	Summary Disaster Recovery Plan
Exhibit 19	[Reserved]
Exhibit 20	Standard Invoice
Exhibit 21	System Narrative
Exhibit 22	[Reserved]
Exhibit 23	Record Retention Procedures
Exhibit 24	Guarantee

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This HOSTING AND SERVICES AGREEMENT, dated October 4, 2004 (the “Agreement Date”), is between AGE and BETA.

ARTICLE I

DEFINITIONS

The terms with initial capital letters used in this Agreement shall have the meanings specified in Exhibit 1.

ARTICLE II

TERM

Section 2.01 Pre-Conversion Agreement.

(a) This Agreement supersedes and replaces in its entirety the Pre-Conversion Agreement as it relates to BETA Deferred Gaps only, effective as of the Agreement Date. The other terms of the Pre-Conversion Agreement remain in effect. By executing this Agreement, neither Party will be deemed to have waived, or to have released the other Party from, any obligation, claim, issue, dispute, indemnity or liability in connection with the services provided under the Pre-Conversion Agreement, whether arising, becoming known or discovered or asserted before or after the Agreement Date, and any damages arising therefrom shall not be subject to the limitations of liability set forth in Article XIX hereof, but shall be subject to the limitations set forth in the Pre-Conversion Agreement.

(b) The license and ownership rights and obligations set forth in the Pre-Conversion Agreement shall survive any termination or expiration of the Pre-Conversion Agreement.

Section 2.02 Initial Term.

The initial term of this Agreement shall commence on the Agreement Date and continue until 23:59 (Central Time) on the Initial Agreement Expiration Date, or such earlier date upon which this Agreement may be terminated in accordance with its terms (the “Initial Term”).

Section 2.03 Renewals and Extensions.

Unless this Agreement is terminated earlier in accordance with its terms, AGE shall notify BETA at least 180 days prior to any Expiration Date as to whether AGE desires to renew this Agreement. If AGE provides BETA with notice that it does not desire to renew this Agreement, then this Agreement shall terminate at 23:59 (Central Time) on the applicable Expiration Date. If AGE fails to provide BETA with any notice regarding renewal, or provides BETA with notice that it desires to renew this Agreement, then the term of this Agreement shall extend for a period selected by AGE (the “Extension Period”) of up to twelve (12) months from the applicable Expiration Date (the “Renewal Term”), at the terms and conditions (including the Fees) in effect as of the applicable Expiration Date.

ARTICLE III

SERVICES

Section 3.01 Designated Services.

(a) Commencing on the Agreement Date (or such later date as is specified in this Agreement), and continuing throughout the Term and, to the extent requested by the AGE, during any Termination Assistance Period, BETA shall be responsible for providing to AGE and, as directed by AGE, to AGE Companies and AGE Agents, all of the following:

(1) the Conversion Services (including the services, functions, responsibilities and projects described in Exhibit 2);

(2) the Hosting Services (including the services, functions, responsibilities and projects described in Exhibit 3, Exhibit 4 and Exhibit 21);

(3) the Development Services (including the services, functions, responsibilities and projects described in Exhibit 3);

(4) the services, functions and responsibilities that are of a nature and type that would ordinarily be performed by an organization, or part of an organization performing services similar to the Services within a company, in the brokerage and financial services industry, even if not specifically described in this Agreement; and

(5) any services, functions or responsibilities not specifically described in this Agreement, but which are inherent to, or customary or required as part of the proper performance and delivery of, all of Services (clauses (1) through and including (5) of this Section, the “Designated Services”).

(b) Except as otherwise provided in this Agreement, BETA shall be responsible for providing all facilities, personnel, Software, Tools, Equipment, Systems, supplies and other resources necessary to provide the Services.

(c) Except as may otherwise be provided in this Agreement, Exhibit 3 or an applicable Work Authorization, the Services shall be provided on a 24x7x365basis. Notwithstanding the foregoing, products set forth on Exhibit 16 shall be available only as set forth in Exhibit 16.

(d) Upon AGE’s prior written approval not to be unreasonably withheld or delayed, BETA may limit the availability set forth in Section 3.01(c) for system upgrades, maintenance or other operational considerations. For avoidance of doubt, the foregoing shall not relieve BETA from the obligation to perform the Services in accordance with the Service Levels. BETA will, upon request from AGE, use reasonable efforts to extend the hours of system availability, or as otherwise agreed by the parties through the Change Management Procedures.

(e) BETA acknowledges that its provision of the Services will require significant cooperation with third parties and BETA shall cooperate with third parties to the extent specified in this Agreement or otherwise requested by AGE, provided, however, that (i) any such third party is bound by confidentiality requirements between the third party and either AGE or BETA obligating it to keep confidential BETA confidential information consistent with the confidentiality requirements under this Agreement, and (ii) AGE shall obtain BETA’s approval in advance to the extent that AGE desires BETA to cooperate with any of the third parties listed on Exhibit 10 (“BETA Direct Competitors”), which approval will not be unreasonably withheld. BETA acknowledges that it will cooperate and work with (x) [                 ***                 ] in connection with [***] print and mail of AGE client-related materials (including trade confirmations, tax documentation, account statements and other miscellaneous documentation related to AGE’s provision of services to its clients) and electronic storage and online delivery of such client-related materials and (y) any other BETA Direct Competitor reasonably required by AGE to receive the Services from BETA (and only to the extent necessary for AGE to receive the Services from BETA). Such cooperation shall include providing to such third parties, to the extent specified by this Agreement or otherwise requested by AGE: (1) applicable written information concerning the usability and interoperability of the proprietary systems, data, computing environment and technology used in providing the Services; (2) reasonable assistance and support services to third party service providers of AGE; and (3) access to and use of the Systems, Software, Equipment, Tools and data used to provide the Services to the extent reasonably required for the activities of such third party providers. Notwithstanding the foregoing, in the event that such cooperation shall require BETA to incur any third party fees or expenses, BETA will obtain AGE’s written consent prior to incurring such third party fees and expenses and AGE will reimburse BETA for such pre-approved third party fees and expenses.

(f) AGE may increase or decrease the amount (including volume of transactions processed) and types of the Services it uses or receives under this Agreement, subject, in the event of a decrease, to the payment of the minimum amounts set forth in Exhibit 5. To the extent any additional Services requested by AGE are New Services, such New Services will be agreed to in accordance with Article V, Exhibit 3 and Exhibit 17.

(g) AGE and BETA have agreed to the BETA Deferred Gap Project Plan, which may be amended from time to time by mutual agreement to the parties in accordance with the PCR process set forth in Exhibit 3, for (i) implementation of all businesses of AGE at the dates set forth therein and (ii) conversion of all files designated by AGE to the BETA Core Systems, in each case in accordance with Exhibit 2 and the Pre-Conversion Agreement as applicable. During the conversion period, beginning on the Agreement Date and ending upon the Conversion Effective Date, BETA and AGE will cooperate to ensure that the transition will occur according to the BETA Deferred Gap Project Plan. Both parties acknowledge that BETA is responsible for leading the efforts under the BETA Deferred Gap Project Plan, and that certain aspects of either party’s ability to properly perform its obligations hereunder and in Exhibit 2 and the Pre-Conversion Agreement as applicable in a timely manner is conditioned upon the other party’s proper and timely performance of certain obligations specified in Exhibit 2 and the Pre-Conversion Agreement as applicable, provided, however, that BETA shall use all commercially reasonable efforts to perform its obligations notwithstanding AGE’s failure to perform. Each party will notify the other party of any failure by its personnel to complete any such obligations; provided, however, that neither party shall have any responsibility to notify the other party of any failure that is unknown to it and the failure to provide such notice to the other party shall not relieve a party of any of its obligations hereunder or under Exhibit 2 or the Pre-Conversion Agreement. Both parties agree to staff their respective project teams with personnel of high professional ability, to replace departing personnel with substantially similar professional replacements as soon as practical after departure and to commit reasonable management support for the successful completion of the BETA Deferred Gap Project Plan. BETA acknowledges and agrees that in order for the BETA Deferred Gap Project Plan to be successful, the BETA Core Systems and associated Services and products must be fully functional in all material respects and appropriately integrated with AGE’s internal and third party related systems prior to the Conversion Effective Date. The BETA Deferred Gap Project Plan shall include detailed processes on implementing the integration of AGE’s internal and third party related systems. BETA and AGE also agree to use all commercially reasonable efforts to convert to the BETA Core Systems as expeditiously as possible those other businesses or portfolios identified by AGE to BETA from time to time.

Section 3.02 Additional Recipients of Services.

(a) AGE reserves the right to designate additional AGE Companies and AGE Agents to receive Services under this Agreement and BETA shall provide Services to such AGE Companies and AGE Agents, provided, however, that (i) any AGE Agent is bound by confidentiality requirements between the AGE Agent either AGE or BETA obligating it to keep confidential BETA confidential information consistent with the confidentiality requirements under this Agreement, and (ii) AGE shall obtain BETA’s approval in advance to the extent that AGE desires BETA to provide any Services to BETA Direct Competitors, which approval will not be unreasonably withheld. AGE shall share such information with BETA as may be necessary for BETA to determine which resources are required to meet AGE’s needs for AGE Companies and AGE Agents. AGE shall not be obligated to obtain the Services from BETA with respect to any AGE Companies or AGE Agents.

(b) For purposes of this Agreement, Services provided to AGE Companies and AGE Agents shall be deemed to be Services provided to AGE. As used in this Agreement, to the extent an AGE Company or AGE Agent is receiving Services under this Agreement, references to (1) the business, operations, policies, procedures and the like of AGE include such AGE Company or AGE Agent and (2) Services being performed for or received by AGE shall include the performance of such Services for and receipt of such Services by such AGE Company or AGE Agent.

(c) For purposes of clarity, Services provided to AGE Companies and AGE Agents are for the purpose, among other things, of enabling the AGE Companies and AGE Agents to enable AGE customers to benefit from the Services.

Section 3.03 BETA Strategic Direction.

BETA acknowledges that AGE has entered into this Agreement in reliance on BETA’s plans and strategies set forth in Exhibit 6 and BETA agrees to comply with the provisions of Exhibit 6. BETA agrees to enhance the Systems in accordance with the BETA Strategic Directive set forth in Exhibit 6.

Section 3.04 BETA User Groups.

(a) As a recipient of the Designated Services, BETA will ensure that AGE shall be entitled to membership in the BETA User Committee (“BUC”) and shall have the option to participate in all BUC activities. BUC activities provide BETA customers with opportunities for input about ideas for changes and improvements to BETA’s services and to receive communications about the status of new developments, forthcoming changes and other matters of common concern to users. BETA will ensure that the AGE Account Executive or such other person designated by AGE shall be allowed to participate in all strategic planning sessions that the BUC holds.

(b) BETA will publish to the BUC its initiatives and strategic priorities for growing and improving the BETA platform and the related Services, and will review the same with AGE at least annually. Such initiatives and priorities will be subject to reasonable changes in the process in the future.

Section 3.05 Non-exclusive and Not Requirements Contracts.

Notwithstanding anything to the contrary contained in this Agreement, BETA acknowledges and agrees that (a) this is not a requirements contract and AGE shall not be required to obtain its requirements for any of the Services from BETA and (b) BETA is not the exclusive provider to AGE of any of the Services and AGE may at any time itself and/or through a third party provide and/or obtain any services (including services to supplement, replace or render unnecessary the Services). Each Party acknowledges that the other Party may enter into other transactions with companies that may be competitors, suppliers or customers of the other Party.

Section 3.06 Technical Architecture.

The BETA Core Systems shall be able to connect with and operate in conjunction with AGE’s information management technical architecture set forth in Exhibit 11, as the same may be modified by AGE upon 30 days’ notice to BETA, or such other period of time as may be agreed by AGE and BETA in good faith.

Section 3.07 Knowledge Sharing; Post Conversion Training.

At least once every Contract Year, and on request after at least 30 days’ notice from AGE, BETA shall meet with representatives of AGE in order to (a) explain how the Systems work and should be operated (including Bingo and Webex presentations), (b) explain how the Services are delivered and provided and (c) provide a briefing and overview and such documentation as AGE may require to understand and operate the Systems and understand and provide the Services itself, [                            ***                             ]. Upon AGE’s reasonable request, BETA will provide post-Conversion training to AGE employees on the use of the BETA Core Systems and new applications as set forth in Exhibit 3 (including the Fees, if any, specified to be paid therein), unless otherwise agreed by the Parties, which training may include at AGE’s request “train the trainer” training.

Section 3.08 Improved Technology and Processes.

BETA shall cause the Services to evolve and be enhanced, modified, replaced and supplemented as necessary for the Services to maintain a level of technology that allows AGE to take advantage of technological advances. In providing the Services to AGE, BETA shall [                                                                                       ***                                                                  ] changes and proven processes and methodologies and implement technology changes and proven processes and methodologies, and (b) at the meetings provided for in Exhibit 12, [        ***        ] any new improvements, enhancements, modifications, updates, releases and revisions to the Systems [                                                                              ***

                                                                     ].

Section 3.09 Governmental Consents.

BETA shall obtain, maintain and comply with all of its Governmental Consents. AGE shall obtain, maintain and comply with all of its Governmental Consents. Each Party shall cooperate with the other Party in obtaining and maintaining its Governmental Consents.

Section 3.10 BETA Private Consents.

BETA shall obtain, maintain and comply with all of the BETA Private Consents.

Section 3.11 Changes in Law.

(a) BETA shall (i) use commercially reasonable efforts to promptly identify and notify AGE of any changes in Law, including Regulatory Requirements, that BETA has actual knowledge of and that relate to AGE’s receipt or use of the Services and (ii) promptly identify and notify AGE of any changes in Law, including Regulatory Requirements, that may relate to BETA’s delivery or provision of the Services. AGE may notify BETA of any changes in Law applicable to AGE’s receipt or use of the Services. BETA and AGE shall work together to identify the impact of such changes on how AGE receives and uses, and BETA delivers and provides, the Services, and attempt in good faith to reach agreement on how BETA implements the changes required to comply with Law.

(b) BETA shall be responsible for modifying and/or enhancing the BETA Core Systems and Services to comply with all such changes in Law as requested by the BUC to the extent that it relates to BETA’s delivery or provision of the Services. In the event that AGE requests changes or modifications that are in addition to those requested by the BUC, AGE shall be responsible for any additional costs or expenses for BETA to implement such changes or modifications (which changes or modifications may be provided by the [***] FTEs set forth in Section 3.16). By way of example, if a Regulatory Requirement is enacted which requires that a transaction or trade be processed a certain way, then BETA shall be responsible for ensuring that the BETA Core Systems process the transactions or trades as required by the new Regulatory Requirement, as requested by the BUC and AGE shall be responsible for any changes or modifications in addition to those requested by the BUC.

(c) BETA shall be responsible for all fines and penalties arising from BETA’s noncompliance with Laws relating to BETA’s delivery or provision of the Services, to the extent such noncompliance was not caused by AGE or a breach of this Agreement by AGE. AGE shall be responsible for any fines and penalties arising from any noncompliance by AGE with any Law relating to AGE’s receipt or use of the Services, to the extent such noncompliance was not caused by BETA or a breach of this Agreement by BETA.

(d) BETA shall perform the Services regardless of any changes in Law, including Regulatory Requirements. The foregoing shall not require BETA to provide the Services in violation of Law. If such changes in Law prevent BETA from lawfully performing its obligations under this Agreement, BETA shall develop [        ***        ], and with AGE’s cooperation, implement a suitable workaround (which workaround may have been identified or requested by the BUC) until such time as BETA can perform its obligations under this Agreement in compliance with Law without such workaround. In the event that BETA is unable to perform the Services as a result of any change(s) in Law because such performance is impossible (i.e., for which no workaround is available, or which otherwise materially exceeds the scope of the Services provided by BETA at such time), then BETA shall provide AGE with written notice thereof as soon as practicable and AGE thereupon may terminate this Agreement (within 90 days of receipt of such notice) without payment of Termination Fees, provided that BETA shall not be responsible for any damages or penalties for such failure to deliver the Services in compliance with such change in Law, and BETA shall provide Termination Assistance Services (to the extent it can legally do so) at no cost to AGE. If AGE does not timely exercise its termination right set forth in the preceding sentence, then the Parties shall implement an equitable adjustment to the applicable Fees relating solely to that portion of the Services no longer provided by BETA as a result of the changes in Law.

Section 3.12 Reports.

(a) BETA shall prepare and provide to AGE, in a form acceptable to AGE, the reports specifically set forth in Exhibit 2, Exhibit 3, and Exhibit 4 and upon AGE’s request, all or fewer of the standard reports maintained by the BETA Core Systems. In addition, such standard reports shall be deemed to include any additional reports created or developed as part of the BETA Deferred Gap Resolutions or any future enhancements to the BETA Core Systems or other new applications. AGE may request that BETA prepare and provide to AGE other reports in addition to the aforementioned standard reports. Such request may be made either through the Change Management Procedures or as a request for New Services. The Parties shall use good faith efforts to agree on the fees (if any) for, and the scope and content of, such reports. AGE shall pay any additional charges for the preparation and provision of such additional reports that are mutually agreed through the Change Management Procedures or the request for New Services. For avoidance of doubt, there shall be no charge for such additional reports to the extent they are prepared by the Full Time Equivalents set forth in Section 3.16.

(b) With respect to BETA’s reporting of its provision of the Conversion Services, BETA will provide AGE with a report in a form to be agreed upon by the Parties concerning the progress of the Conversion Services, including (1) the achievement of, or failure or anticipated failure to achieve, any milestones set forth in the BETA Deferred Gap Project Plan or otherwise agreed by the Parties, by the 10th day of each month (or if such day is not a business day then on the next business day) during BETA’s provision of the Conversion Services and (2) such documentation and other information as AGE may request.

Section 3.13 Sale or Transfer of Equipment.

BETA shall not sell, remove or otherwise dispose of any property of AGE, including AGE Equipment, without AGE’s consent.

Section 3.14 Subcontractors.

[                                                                                                                                                                                                                                                                                                                        ***                                                                                                                                                                                                                                                       ] No subcontracting shall release BETA from its responsibilities or obligations under this Agreement. BETA shall be responsible and liable for the work and activities of each of the BETA Agents, including compliance with the terms of this Agreement. BETA shall be responsible for all payments to its subcontractors. BETA shall promptly pay for all services, materials, equipment and labor used by BETA in providing the Services and BETA shall keep AGE’s premises, AGE Equipment, AGE Software and AGE Tools free of all liens.

Section 3.15 Conduct of BETA Personnel.

While at the AGE Service Locations, BETA and BETA Agents shall (a) comply with the reasonable requests and standard rules and regulations of AGE regarding safety and health, personal and professional conduct (including adhering to general safety practices or procedures) generally applicable to such AGE Service Locations (provided that AGE notifies BETA of such rules and regulations) and (b) otherwise conduct themselves in a professional and businesslike manner. BETA shall cause the Project Staff having access to AGE Confidential Information to maintain and enforce the confidentiality provisions of this Agreement. If AGE notifies BETA that a particular member of the Project Staff is not conducting himself or herself in accordance with this Agreement, BETA shall promptly (1) investigate the matter and take appropriate action which may include (i) removing the applicable person from the Project Staff and providing AGE with prompt notice of such removal and (ii) replacing the applicable person with a similarly qualified individual, or (2) take other appropriate disciplinary action to prevent a recurrence of such conduct. In the event of multiple violations of this Agreement by a particular member of the Project Staff, BETA shall promptly remove the individual from the Project Staff.

Section 3.16 Development and Project Services; FTEs.

(a) Commencing after the four-month anniversary of the Conversion Effective Date, BETA shall, [                    ***                     ], provide [***] Full Time Equivalents per Contract Year to provide certain development and other project services on behalf of AGE as and when requested by AGE, provided that such services relate to the Services or New Services. [

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The development and other project Services provided by these Full Time Equivalents will not be deemed New Services unless such Services meet the definition of New Services. The services performed by these [***] FTEs may include the following types of services (but it is understood and agreed that any project or special services will be performed as requested by AGE, including any special projects set forth in this Agreement or New Services [

***                                              ]: (1) enhancements intended to support operational improvements or efficiencies, (2) enhancements required to support product integration with other AGE application systems; and (3) new development intended to provide AGE with a competitive advantage in the market. The FTEs shall also provide project management, database administration, network design, environmental support and similar services. AGE will work with BETA to define the required skill sets that BETA will use to support AGE projects, on a project by project basis. [

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(b) Any work to be provided by the FTEs hereunder shall be requested by AGE and agreed to by the Parties in accordance with the SCR/PCR processes set forth in Exhibit 3. BETA shall be responsible for monitoring and reporting to AGE on a monthly basis AGE’s use of the [***] FTEs, and shall report such usage to AGE in sufficient detail to enable AGE to confirm compliance with this Section.

(c) BETA may, in its sole and absolute discretion, elect to make available to its other customers those enhancements to the BETA Core Systems developed by the [***] FTEs. BETA acknowledges that there may be appropriate circumstances in which AGE should receive a credit in consideration of AGE’s original development costs of certain enhancements. Any such credit shall occur only upon the good faith mutual agreement of the Parties. [

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            ].

(d) To the extent that any development costs are to be credited to AGE pursuant to this Section 3.16, such credit shall be in scope and form as may be mutually agreed by the Parties.

(e) The Parties acknowledge that the [***] FTEs provided to AGE pursuant to this Section 3.16 of the Agreement shall not be used or otherwise applied towards BETA’s development and completion of the BETA Deferred Gap Resolutions.

(f) [***]

Section 3.17 Facilities Management and Other Arrangements.

(a) During the term of this Agreement and upon any expiration or termination, AGE may at is option elect to enter into one of two alternative arrangements to obtain all or part of the BETA Core Systems and other new products developed during the term of the Agreement as set forth herein. Under the first option, AGE shall have the ability to license BETAHost directly from BETA, and BETA will provide and manage all facilities, equipment, and third party software necessary for AGE to receive the Services (the “Facilities Management Option”). Under the second option, AGE shall have the ability to license the BETA Core Systems and other new products developed during the term of the Agreement directly from BETA, and AGE will provide and manage all facilities, equipment, and third party software necessary for AGE to operate the BETA Core Systems and other new products developed during the term of the Agreement (the “Licensing Option”). In the event that AGE exercises either of these two options, BETA will deposit the source code to the software (and any updates thereto) and the Parties will mutually agree upon the escrow terms pursuant to which such source code will be updated and released.

(b) In the event that AGE exercises the Facilities Management Option, AGE shall pay BETA the amount set forth in Exhibit 5 under the heading “Facilities Management/Purchase License”, less the applicable credits identified in Exhibit 5 in such section. The Monthly Trade Processing Fees shall be reduced as set forth in Exhibit 5, effective upon AGE’s payment of the license fee set forth in Exhibit 5. All other terms and conditions of this Agreement (including all Exhibits and Attachments) shall remain in full force and effect during the remainder of the Term and any period of Termination Assistance Services. Effective upon AGE’s payment of the license fee set forth in Exhibit 5, BETA grants to AGE a global, limited, perpetual, irrevocable, non exclusive, non transferable license to access and use (as set forth herein), and sublicense to permit a third party to access and use (as set forth herein) solely in connection with providing goods or services to or purchasing goods or services from AGE, the BETAHost software (the “BETAHost Software”). AGE (and its permitted third parties) may access and use the BETAHost Software only to provide back office processing for its own brokerage operations, which include the operations of each of AGE’s correspondent brokerage firms for which AGE provides clearing services. Any use of the BETAHost Software by any correspondent of AGE is deemed use by AGE, and all terms, conditions, limitations, and restrictions on the use of the BETAHost Software imposed by this Agreement are applicable to use of the BETAHost Software by AGE’s correspondents. Other than as specifically authorized by this license grant, AGE may not relicense, sublicense, sell, lease, or in any other manner convey rights in, grant permission to use, provide access to, or make available the BETAHost Software without BETA’s express written consent. AGE may not publish, disclose, display, provide access to or otherwise make available any part of the BETAHost Software, or any screens, formats, reports, or printouts used, provided, produced, or supplied from or in connection therewith, to any person or entity other than an employee of AGE without the prior written consent of, and on terms acceptable to,

BETA; provided, however, that AGE may disclose to governmental or regulatory agencies or to customers of AGE such information as the BETAHost Software specifically generates for disclosure to such governmental or Regulatory Authorities or to such customers; and further provided that AGE may make such copies of the documentation as are necessary for AGE’s use of BETAHost.

(c) In the event that AGE determines to exercise the Licensing Option, the Parties will terminate this Agreement and will negotiate and execute a mutually acceptable agreement addressing AGE’s license rights (which shall be consistent in all material respects with the license set forth is Section 3.17(b)) and BETA’s obligations to provide maintenance for such BETAHost (and BETA Core Systems, if agreed) and such other provisions as mutually agreed by the Parties. The fees payable for BETAHost shall be as set forth in Exhibit 5 under the heading “Facilities Management/Purchase License”, less the applicable credits identified in Exhibit 5 in such section. The Parties shall agree upon the license fees for the other components of the BETA Core Systems (if applicable). In addition, upon AGE’s request, BETA shall (a) assist AGE to determine any New Equipment necessary for AGE to operate the BETA Core Systems and other new products developed during the term of the Agreement itself and identify suppliers with the most favorable terms (including the lowest cost) available to BETA for any such New Equipment and (b) upon AGE’s request, acquire the New Equipment on AGE’s behalf by: arranging for a third party to lease, such New Equipment to AGE arrange for a third party to license, such New Equipment to AGE. AGE shall pay to the supplier, third party lessor or third party licensor, as applicable, the lease or license fees, as applicable, in respect of the New Equipment requested by AGE. Except as otherwise agreed by the Parties or as otherwise provided in this Agreement (i) all rights in and title to any New Equipment purchased by BETA on behalf of AGE and paid for by AGE shall belong to AGE and (ii) all New Equipment shall be entirely new.

(d) In the event that AGE exercises the Facilities Management Option, such exercise itself shall not require AGE to pay Termination Fees at the time of election, but the Termination Fees shall remain in effect during the remainder of the Term. In the event that AGE exercises the Licensing Option, Termination Fees will be mutually agreed by the Parties at that time.

Section 3.18 BETALink APIs.

[

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Section 3.19 Deferred Gap Schedule.

(a) BETA agrees to complete all BETA Deferred Gap Resolutions by [        ***        ], in accordance with Exhibit 2. Prior to [        ***        ], the Parties will meet and confer to further define and finalize the BETA Deferred Gap Project Plan for completion of the BETA Deferred Gap Resolutions (including modifying the BETA Deferred Gap Project Plan to account for scope changes and additional BETA Deferred Gaps identified after the Agreement Date). In the event the Parties are unable to agree on a final BETA Deferred Gap Project Plan for completion of the BETA Deferred Gap Resolutions by [                     ***                     ], the matter shall be escalated pursuant to Exhibit 12. The final BETA Deferred Gap Project Plan shall be used for calculating the additional credits for failure to deliver the BETA Deferred Gap Resolutions on time as set forth in Section 3.19(b).

(b) Within 10 days after the end of each calendar quarter commencing on [            ***             ], and continuing until the BETA Deferred Gaps Resolutions are all completed and delivered to AGE or otherwise promoted to production, BETA shall deliver to the AGE Account Manager, for escalation to AGE’s executive group, a description of BETA’s compliance with the BETA Deferred Gap Project Plan and the delivery of BETA Deferred Gap Resolutions thereunder.

(c) In the event that BETA fails to deliver 100% of the scheduled BETA Deferred Gap Resolutions scheduled for delivery by [             ***            ], and BETA, after a 20-day grace period, does not deliver such BETA Deferred Gap Resolutions, AGE shall be entitled to a credit against future Monthly Trade Processing Fees equal to [

***

                                    ]. For avoidance of doubt, if BETA has delivered by [            ***             ] all of the BETA Deferred Gap Resolutions scheduled to be delivered by [            ***            ], AGE will not be entitled to a credit under this subsection (c).

(d) In the event that BETA fails to deliver 100% of the scheduled BETA Deferred Gap Resolutions scheduled for delivery by [         ***        ] (no grace period), AGE shall be entitled to a credit against future Monthly Trade Processing Fees equal to [

***

                            ].

(e) A BETA Deferred Gap Resolution will be considered to be “delivered” by BETA for purposes of this Section 3.19 if BETA has made the BETA Deferred Gap Resolution available to AGE prior to or on the applicable date set forth in subsections (c) or (d) above, and such BETA Deferred Gap Resolution has all functionality described in the applicable Deferred Gap Functional Specification. The Parties agree that the determination of whether a particular BETA Deferred Gap Resolution was “delivered” for purposes of this Section 3.19 may occur after the dates set forth in subsections (c) or (d) above occurred depending on AGE’s testing schedule as governed by the BETA Deferred Gap Project Plan. AGE will be entitled to the credits described above for BETA’s failure to deliver the required BETA Deferred Gap Resolutions regardless of whether the Parties discover the failure before or after the applicable date in accordance with the preceding sentence. Further, BETA is required to correct the deficient BETA Deferred Gap and re-deliver to AGE in no more than four (4) weeks from AGE’s notice of the deficiency in the BETA Deferred Gap.

(f) If BETA’s failure to deliver a BETA Deferred Gap Resolution prior to the dates set forth in subsections (c) or (d) above in which it was due was because AGE failed to comply with its obligations as set forth in the BETA Deferred Gap Project Plans, then such applicable

BETA Deferred Gap shall be excluded when determining the number of BETA Deferred Gap Resolutions delivered on schedule.

(g) The BETA Deferred Gap Project Plan will be subject to the PCR Process set forth in Exhibit 3.

Section 3.20 File Transmissions.

BETA will deliver to AGE or the designated third parties the files to be transmitted set forth in Exhibit 4 or otherwise agreed to by the Parties within the timeframes set forth in Exhibit 4 or otherwise agreed by the Parties. The lists of files and transmission times by category are set forth in Attachment 4-G to Exhibit 4. The file transmission times will be extended to the levels set forth in Attachment 4-G for the following days: PIPS, Dividends, and Month End. The parties shall mutually agree, in good faith, on the final list of files and transmission times for inclusion in Attachment 4-G by the Conversion Effective Date; in each case the files and the transmission times shall be established such that AGE is able to operate its business without disruption. For any new files that BETA created for AGE, the Parties will mutually agree in good faith, within 90 days after the Conversion Effective Date, to adjust the file transmission times (up or down), taking into account continuing improvements in BETA’s provision of the Services to AGE as BETA further understands and integrates the Services with AGE’s systems.

ARTICLE IV

CONVERSION

The rights and obligations of the Parties concerning BETA Deferred Gaps shall be as set forth in Exhibit 2. BETA will provide other pre-Conversion services in accordance with the Pre-Conversion Agreement.

ARTICLE V

NEW SERVICES

Section 5.01 New Services.

The rights and obligations of the Parties concerning New Services shall be as set forth in Exhibit 3 under Applications Software Development Life Cycle (but only to the extent requested by AGE) and Exhibit 17 and shall be subject to the execution of a Work Authorization or other documentation required by Exhibit 3, as applicable. The parties acknowledge that New Services may include additional Services provided by BETA for which there may be an additional monthly Fees for such New Services, as may be agreed in accordance with Exhibit 3. To the extent that AGE requests the enhancement, such work will either be included as part of the [***] FTEs provided by BETA to AGE [         ***        ], or through the execution of a Work Authorization as part of a New Services request.

ARTICLE VI

SERVICE LOCATIONS

Section 6.01 Service Locations.

(a) The Services shall be provided to AGE from the BETA Service Locations set forth in Exhibit 7, as may be modified by BETA from time to time. The addition, deletion, replacement, relocation or use of any location from which Services are to be provided shall not be subject to AGE’s approval, subject to the restrictions below. BETA [

                                                     ***                                                                  ]. BETA shall not relocate its data center or disaster recovery sites to any data center or disaster recovery site that does not have, at a minimum, physical safety and security features and data processing capabilities as the BETA Service Locations on Exhibit 7, and such relocation will not result in a degradation of the Services. Unless requested by AGE, BETA shall not permit any personal identifiable AGE customer information nor any confidential or proprietary information associated with AGE (including non-disclosed financial information, employee information, broker names or confidential product information, etc.) to be transmitted to or reside [

                                             ***                                              ].

(b) Incremental costs incurred by AGE as a result of a relocation to, or use or discontinuance of the use of, any location other than the locations set forth on Exhibit 7 shall, [***].

(c) BETA and BETA Agents may not provide or market services to a third party from, or conduct any other activities not directly supporting the Services at, an AGE Service Location. The Parties acknowledge that the foregoing shall not prohibit BETA and BETA Agents from conducting incidental activities at AGE Service Locations which do not support the Services, such as answering cell phone calls unrelated to the Services.

Section 6.02 Safety and Operational Procedures.

BETA shall provide the Services in accordance with the Safety and Operational Procedures set forth in Exhibit 13. In addition, BETA will comply with AGE’s safety and security procedures while at AGE Service Locations that AGE may provide to BETA from time to time.

Section 6.03 Security Relating to Competitors.

If BETA intends to provide the Services from a Service Location that is shared with (a) a third party or (b) any part of the business of BETA or any of its Affiliates that is competitive with AGE’s businesses, then prior to providing any of the Services from such a Service Location, BETA shall develop physical and logical security measures, subject to AGE’s prior approval, not to be unreasonably withheld or delayed, to restrict access in any such shared Service Location to AGE’s Confidential Information so that BETA’s other customers do not have access to AGE’s Confidential Information.

ARTICLE VII

SERVICE LEVELS

Section 7.01 Designated Service Levels.

BETA shall perform the Services at least in accordance with the Service Levels set forth in Exhibit 4. All Services for which there are no defined Service Levels shall be performed at levels that a provider of similar services would provide to its customers.

Section 7.02 New Service Levels.

BETA shall provide the New Services in accordance with the Service Levels applicable to such New Services in accordance with Exhibit 4.

Section 7.03 Service Level Credits.

In the event of a failure to provide the Services in accordance with the Service Levels, BETA shall incur the Service Level Credits identified in and calculated according to Exhibit 4, in recognition of the diminished value of the Services resulting from BETA’s failure to meet the Service Levels, and not as a penalty. The Service Level Credits shall not limit or affect AGE’s right to recover, in accordance with this Agreement, all damages incurred by AGE as a result of such failure, or limit or affect any recourse AGE may have under this Agreement, at law or in equity regarding such failure.

ARTICLE VIII

CONTINUED PROVISION OF SERVICES

Section 8.01 Disaster Recovery Plan.

(a) BETA shall provide Disaster Recovery Services in accordance with the BETA Disaster Recovery Plan and the procedures set forth in Exhibit 3 (Description of Services).

(b) BETA shall provide information and will participate in industry and exchange testing necessary for AGE to comply with all regulatory requirements concerning disaster recovery readiness. In the event of a Disaster or if the BETA Core System is otherwise inoperative, BETA shall implement its Disaster Recovery Plan and restore the Services to AGE in accordance with the terms of the Disaster Recovery Plan and this Agreement. BETA agrees to recover the BETA Core Systems [            ***            ] the declaration of a Disaster and 100% of AGE’s Services within [         ***         ] of the declaration of a Disaster (including all reporting and printing services). BETA will employ industry standard best-practice third party products to maintain replicated copies of AGE Data at the recovery center (WDC2). This AGE Data will be an appropriately current copy of data at BETA’s primary data center, managed to the Service Levels. A recoverable copy (defined as the production data that will be used for recovery in the event a Disaster is declared during batch processing) of production data will be created before the start of batch processing each processing day at a recovery site. BETA will provide a Rapid

Order Recovery capability by [         ***         ]. The Rapid Order Recovery System will have the functionality as set forth in Exhibit 3.

(c) In addition, BETA will have full network capacity established for AGE and will be able to meet contracted Service Levels when recovered. If BETA’s recovery facility is utilized, BETA shall continue to provide the Services to AGE from the BETA recovery facility until the BETA primary site is fully operational again. At least semi-annually, BETA shall conduct a test of the Disaster Recovery Plan as set forth in the Disaster Recovery Plan. BETA will permit AGE to participate in such disaster simulations as described in the Disaster Recovery Plan. BETA agrees to send AGE all updates or changes to the current Disaster Recovery Plan and service levels as they occur (provided that such changes shall not reduce, degrade, or otherwise adversely impact the Disaster Recovery Plan and the recovery times and levels of service set forth herein). If at any time BETA becomes aware that it is not in compliance with its Disaster Recovery Plan, BETA will notify AGE in writing.

(d) In the event a disaster, crisis or other force majeure event occurs with respect to AGE’s internal operations, BETA’s will provide order management assistance to AGE to mitigate the effects to AGE of such disaster, crisis or force majeure event. For avoidance of doubt, such assistance shall not include BETA taking or entering orders.

(e) BETA agrees to provide AGE with a detailed summary description of BETA’s current Disaster Recovery Plan and, upon request, allow AGE to review the detailed Disaster Recovery Plan at BETA’s Brookfield Service Location. BETA shall provide the summary of the Disaster Recovery Plan to AGE on or before the Conversion Effective Date. The Parties shall incorporate the summary of the BETA Disaster Recovery Plan as Exhibit 18 to this Agreement upon delivery by BETA to AGE. In addition, the Parties agree to promptly update Exhibit 18 with a summary of any additions or deletions to the Disaster Recovery Plan, including in connection with BETA’s migration to the Rapid Order Recovery System. The summary of the Disaster Recovery Plan will include a description for BETA’s recovery capabilities for BETA Host (including BETA Mess (wire) and BETAHost (MF) with terminal emulator), BETAConnect, BETALink, BETA Access, BL Server, XT Server, and Standard Reports, and which processes will be replicated continuously to the Disaster Recovery site.

Section 8.02 Force Majeure.

If and to the extent that a Party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each, a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use its best efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event and the proposed steps such Party will take to recommence performance of its obligations under this Agreement. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect BETA’s obligation to provide either normal recovery procedures or any other disaster recovery services described in this Agreement (including in Section 8.01).

Section 8.03 Alternate Source.

(a) Other than for Acts of God, natural disaster, fire, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of BETA that impacts both BETA’s primary production site and Disaster Recovery site at the same time or within close proximity in time such that BETA could not have reasonably recovered from the first such event, and provided that, if possible, BETA has executed its Disaster Recovery Plan, and subject to the limitations of liability provisions set forth in Section 19.01(a)(III), if any Force Majeure Event prevents, hinders or delays performance of the Services for [***] continuous hours during NYSE business days in the case of Services for which there is a Critical Service Level for the Service Level Category “Availability”, or more than [***] days in the case of all other Services, then without limiting or affecting AGE’s rights under this Agreement, AGE may provide the Services itself or procure such Services from an alternate source [

***

                                    ]. After the occurrence of a Force Majeure Event, AGE and BETA shall work together in good faith to minimize such costs for AGE to provide the Services itself or procure such Services from an alternate source, and to transition the Services to AGE or another third party. If the Force Majeure Event continues to prevent, hinder or delay performance of the Services for more than [***] continuous hours during NYSE business days in the case of Services for which there is a Critical Service Level for the Service Level Category “Availability”, or more than [***] days in the case of all other Services, AGE may terminate this Agreement, in whole or in part, as of a date specified by AGE in a termination notice to BETA (which notice must be delivered to BETA within [***] days after the occurrence of such event), without regard to Section 21.05(a).

(b) In the event BETA does not provide any Service in accordance with this Agreement as a result of a breach of this Agreement by BETA or BETA Agents, then without limiting or affecting AGE’s rights under this Agreement, AGE may after providing notice to BETA either (1) provide such Services itself or procure such Services from an alternate source [

***

                                                                                                              ].

Section 8.04 Allocation of Resources.

Whenever a Force Majeure Event, disaster or other event causes BETA to allocate limited resources between or among BETA’s customers, BETA shall not provide to any other customers of BETA priority over AGE or otherwise treat AGE less favorably than its other customers. In addition, in no event shall BETA redeploy or reassign any Key Personnel in the event of a Force Majeure Event, disaster or other event.

ARTICLE IX

AGE SATISFACTION SURVEYS

Section 9.01 AGE Satisfaction Survey.

(a) No more than once each Contract Year during the Term, BETA shall, upon AGE’s request and at AGE’s expense, engage an unaffiliated third party approved by AGE and BETA who specialize in conducting satisfaction surveys to conduct an AGE satisfaction survey in respect of those aspects of the Services designated by mutual agreement of the Parties (the “Satisfaction Surveys”). Such Satisfaction Survey shall, at a minimum, cover a representative sampling of End Users and senior management of AGE, as agreed by the Parties. The timing, content, scope and method of the survey shall be mutually agreed by the Parties. The Parties acknowledge that the Satisfaction Surveys may cover questions regarding (i) the levels of Service provided by BETA, (ii) BETA’s and AGE’s competitiveness in the marketplace (including the products and services BETA competitors have and AGE competitors have), (iii) competitiveness of BETA technology, and (iv) the evolution of the existing core business of BETA (including with respect to the evolution of the System Narrative and the Strategic Direction).

(b) [

***

]

(c) In the event that BETA fails to reach the agreed upon threshold in any category of the Satisfaction Survey, BETA will implement all commercially reasonable recommendations from the Satisfaction Survey to address and correct such deficiencies within a reasonable timeframe.

ARTICLE X

GOVERNANCE, PROJECT STAFF, MANAGEMENT AND ADDITIONAL

PROVISIONS REGARDING SERVICES

The rights and obligations of the Parties concerning the management and control of the Services and the relationship between the Parties under this Agreement shall be as set forth in Exhibit 12.

ARTICLE XI

DISPUTE RESOLUTION

Section 11.01 Continuity of Services.

BETA acknowledges that the timely and complete performance of its obligations pursuant to this Agreement is critical to the business, operations and prospects of AGE. Accordingly, in the event of a dispute between AGE and BETA, BETA shall continue to so perform its obligations under this Agreement and AGE shall continue to make payments in accordance with this Agreement during the resolution of such dispute unless and until this Agreement has expired or is terminated in accordance with its provisions and, in either case, all applicable Termination Assistance Periods have expired.

Section 11.02 Dispute Resolution.

The informal dispute resolution provisions and the arbitration provisions set forth in Exhibit 12 shall apply to all disputes arising under or related to this Agreement, except as otherwise specified in Exhibit 12.

Section 11.03 Expedited Dispute Resolution.

Notwithstanding anything to the contrary contained in this Agreement, in the event of a dispute relating to or arising out of a Default Notice, the dispute resolution process described in Section 11.02 must be commenced and completed within the applicable Default Cure Period.

ARTICLE XII

PROPRIETARY RIGHTS

Section 12.01 BETA Software and Software.

Effective upon the first Use by BETA of any BETA Software to provide the Services, BETA hereby grants to AGE a global, irrevocable (during the Term and during any Termination Assistance Period), non-exclusive, non-transferable license to Use, and sublicense and to permit a third party to Use solely in connection with providing goods or services to or purchasing goods or services from AGE, (a) the BETA Proprietary Software (including BETA Deferred Gap Resolutions owned by BETA and BETA Development Work) and (b) to the extent permissible under the applicable third party agreements, the BETA Third Party Software.

Section 12.02 BETA Tools and Tools.

Effective upon the first Use by BETA of any BETA Tools in connection with the Services, BETA hereby grants to AGE a global, irrevocable (during the Term and during any Termination Assistance Period), non-exclusive, non-transferable license to Use, and sublicense and to permit a third party to Use solely in connection with providing goods or services to or purchasing goods or services from AGE, the BETA Tools, including Software if not licensed separately.

Section 12.03 BETA Deferred Gap Resolutions.

All copyrights, patents, trade secrets, and other intellectual property and proprietary rights associated with any BETA Deferred Gap Resolutions (including design documents, source code, object code, and other work product related to a BETA Deferred Gap Resolution, but excluding any AGE Work Product which has been incorporated into the BETA Deferred Gap Resolutions or any design documents, source code, object code and other work product owned by AGE), shall be owned exclusively by BETA, provided that BETA has incorporated such BETA Deferred Gap Resolutions into the production environments of the BETA Core Systems. For all BETA Deferred Gap Resolutions that are not incorporated into the BETA Core Systems, AGE shall own all copyrights, patents, trade secrets, and other intellectual property and proprietary rights associated therewith and BETA hereby irrevocably assigns, transfers and conveys, and shall cause BETA Agents to assign, transfer and convey, to AGE, at the time of creation of such BETA Deferred Gap Resolutions, and without any requirement of further consideration, all right, title, and interest it or they may have in such BETA Deferred Gap Resolutions, including any copyrights, patents, trade secrets, and other intellectual and proprietary property rights associated therewith. Upon request of AGE, BETA shall take such further actions, and shall cause BETA Agents to take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment, at AGE’s expense.

Section 12.04 AGE Conversion Gap Resolutions.

All copyrights, patents, trade secrets, and other intellectual property and proprietary rights associated with any AGE Conversion Gap Resolutions created in connection with the BETA Deferred Gaps (including design documents, source code, object code, and other work product related to an AGE Conversion Gap Resolution, but excluding any BETA Work Product which has been incorporated into the BETA Deferred Gap Resolutions or any design documents, source code, object code or other work product owned by BETA), shall be owned exclusively by AGE. BETA hereby irrevocably assigns, transfers and conveys, and shall cause BETA Agents to assign, transfer and convey, to AGE, at the time of creation of such AGE Conversion Gap Resolutions, and without any requirement of further consideration, all right, title, and interest it or they may have in such AGE Conversion Gap Resolutions, including any copyrights, patents, trade secrets, and other intellectual and proprietary property rights associated therewith. Upon request of AGE, BETA shall take such further actions, and shall cause BETA Agents to take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment, at AGE’s expense.

Section 12.05 BETA License.

AGE shall have and BETA hereby grants to AGE a royalty-free, fully paid-up, non-exclusive, perpetual, irrevocable, world-wide right to Use and sublicense any BETA Work Product, BETA Deferred Gap Resolutions and BETA Development Work or BETA Documentary Work Product that is incorporated into any AGE Conversion Gap Resolution,

AGE Work Product, AGE Development Work or AGE Documentary Work Product (the “BETA Incorporated Materials”) solely for the internal use of AGE and the AGE Group.

Section 12.06 AGE Work Product License.

BETA shall have and AGE hereby grants to BETA a royalty-free, fully paid-up, non-exclusive, perpetual, irrevocable, world-wide right to Use and sublicense any AGE Work Product that is incorporated into any BETA Deferred Gap Resolution as long as such BETA Deferred Gap Resolution has been incorporated into the production environments of the BETA Core Systems.

Section 12.07 BETA Development Work and AGE Development Work.

Unless otherwise agreed by the Parties prior to the commencement of the development work (including in accordance with Section 3.16), with regard to any development work created by BETA pursuant to this Agreement (whether through New Services, the use of the [***] FTEs per Contract Year or otherwise) and which is intended to be incorporated into the production environments of the BETA Core Systems and BETA’s proprietary systems (including Thomson One), BETA shall own all copyrights, patents, trade secrets, and other intellectual property and proprietary rights associated with such development work, including design documents, source code, object code, or other work product related to such development work, but excluding any AGE Work Product which has been incorporated into such development work or any design documents, source code, object code or other work product owned by AGE, regardless whether BETA or AGE has funded such development work or whether the FTEs have performed such development work (the “BETA Development Work”). With respect to any development work created by BETA pursuant to this Agreement (whether through New Services, the use of the [***] FTEs per Contract Year or otherwise) which is not intended to be incorporated into the production environments of the BETA Core Systems and BETA’s proprietary systems (including Thomson One) and which is intended to be incorporated into AGE’s systems (including Client One), AGE shall exclusively own all copyrights, patents, trade secrets, and other intellectual property and proprietary rights associated with such development work, including design documents, source code, object code, and other work product related to such development work, but excluding any BETA Work Product which has been incorporated into such development work or any design documents, source code, object code or other work product owned by BETA (“AGE Development Work”) and BETA hereby irrevocably assigns, transfers and conveys, and shall cause BETA Agents to assign, transfer and convey, to AGE, at the time of creation of such AGE Development Work, and without any requirement of further consideration, all right, title, and interest it or they may have in such AGE Development Work, including any copyrights, patents, trade secrets, and other intellectual and proprietary property rights associated therewith.

Section 12.08 Documentary Work Product.

(a) Literary works or other works of authorship created by BETA under this Agreement, including manuals, training materials and documentation, but excluding (i) Software and Related Documentation, and (ii) any design documents, trade secrets, intellectual property or other work product owned by AGE (“BETA Documentary Work Product”), shall be owned by BETA. BETA shall exclusively own all right, title and interest, including worldwide ownership of patent, copyright, trade secret and other intellectual property and proprietary rights, in, to and under the BETA Documentary Work Product and all copies made therefrom. AGE hereby irrevocably assigns, transfers and conveys, and shall cause AGE Agents to assign, transfer and convey, to BETA, without any requirement of further consideration, all of its and their right, title and interest in and to such BETA Documentary Work Product, including all rights of patent, copyright, trade secret or other intellectual property and proprietary rights in such materials. Upon request of BETA, AGE shall take such further actions, and shall cause AGE Agents to take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment, at BETA’s expense.

(b) Literary works or other works of authorship created by AGE under this Agreement, including manuals, training materials and documentation, but excluding (i) Software and Related Documentation and (ii) any design documents, trade secrets, intellectual property or other work product owned by BETA (“AGE Documentary Work Product”), shall be owned by AGE. AGE shall exclusively own all right, title and interest, including worldwide ownership of patent, copyright, trade secret and other intellectual property and proprietary rights, in, to and under the AGE Documentary Work Product and all copies made therefrom. BETA hereby irrevocably assigns, transfers and conveys, and shall cause BETA Agents to assign, transfer and convey, to AGE, without any requirement of further consideration, all of its and their right, title and interest in and to such AGE Documentary Work Product, including all rights of patent, copyright, trade secret or other intellectual property and proprietary rights in such materials. Upon request of AGE, BETA shall take such further actions, and shall cause BETA Agents to take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment, at AGE’s expense. AGE agrees that it will not sell or license training materials incorporating such intellectual property to third parties for the purpose of instructing or training such third parties in the use or operation of the BETA Core Systems. For avoidance of doubt, the foregoing shall not prohibit AGE from disclosing such intellectual property to its third party contractors for the purpose of enabling AGE, AGE Entities and End Users to use the BETA Systems and to receive the Services.

Section 12.09 Permissions; Training Materials.

BETA grants AGE all rights and licenses necessary to allow AGE and AGE Agents (including online course developers and contract trainers) to capture and reproduce screen shots from BETA Core Systems and use and distribute them for AGE’s online training courses, training materials, job aids and user’s manual. BETA further grants AGE all rights and licenses necessary to allow AGE and AGE Agents to reproduce BETA online documentation and training manuals, or portions thereof, to be redistributed and/or incorporated into AGE’s training manuals and other training materials for training AGE employees and training contractors of AGE, in each case for the purpose of enabling AGE, AGE Entities and End Users to use the BETA Systems and to receive the Services.

Section 12.10 Residual Rights.

Notwithstanding anything to the contrary herein, the Parties and shall be free to use and employ their general skills, know-how, and expertise and to use, disclose and employ any generalized ideas, concepts, know-how, methods, techniques, or skills gained or learned (but not intentionally memorized) during the course of any project between the Parties (“Residuals”), so long as they acquire and apply such information without disclosure of any Confidential Information or other proprietary information of the other party and without any unauthorized use or disclosure of the other party’s Work Product.

Section 12.11 No Implied Rights.

Except as expressly specified in this Agreement, nothing in this Agreement shall be deemed to grant to one Party, by implication, estoppel or otherwise, any rights in any intellectual property.

ARTICLE XIII

DATA AND CONFIDENTIALITY

Section 13.01 Ownership of AGE Data.

As between AGE and BETA, all AGE Data is, or upon creation will be, and shall remain the property of AGE. Without AGE’s approval (in its sole discretion), AGE Data shall not be (a) used by BETA or BETA Agents other than in connection with providing the Services, (b) disclosed, sold, assigned, leased, licensed or otherwise provided or made available in any manner to third parties by or through BETA or BETA Agents, or (c) commercially or otherwise used or exploited by or on behalf of BETA or BETA Agents. Any archival tapes or records containing AGE Data shall be used by BETA and BETA Agents solely for back-up purposes. BETA hereby irrevocably assigns, transfers and conveys, and shall cause BETA Agents to assign, transfer and convey, to AGE without any requirement of further consideration all of its and their right, title and interest in, to and under AGE Data. Upon request by AGE, BETA shall execute and deliver, and shall cause BETA Agents to execute and deliver, any documents that may be necessary or desirable under any Law to protect, preserve, or enable AGE to enforce, its rights with respect to AGE Data. BETA shall, and shall cause BETA Agents to, process AGE Data in accordance with the terms of this Agreement. AGE hereby instructs BETA to, and BETA shall cause BETA Agents to, take such steps in the processing of AGE Data as are necessary or desirable for the performance of its obligations under this Agreement. BETA shall, and shall cause BETA Agents to, provide AGE with such assistance, information and cooperation as AGE may request to enable AGE to allow any client, person or entity to exercise any of its, his or her or its rights under Law in relation to the AGE Data in BETA’s possession.

Section 13.02 Correction of Errors.

BETA shall as soon as practicable correct or resolve all errors or inaccuracies in, and damage to, AGE Data and the reports delivered to AGE under this Agreement, to the extent caused by BETA or BETA Agents of which BETA has notice of or otherwise becomes aware, in the manner determined by AGE. At AGE’s request and AGE’s reasonable direction as to how to correct such error, BETA shall as soon as practicable correct or resolve all other errors or inaccuracies in, and damage to, AGE Data or such reports, and AGE shall reimburse BETA for its reasonable actual direct costs therefor.

Section 13.03 Return of Data.

Upon written request by AGE at any time or upon expiration or termination of this Agreement, BETA shall (a) promptly return to AGE or its designee, in BETA’s standard data structure format and on the media selected by BETA, all or any part of the AGE Data at the costs set forth in Exhibit 5 (Deconversion Files), and (b) erase or destroy all or any part of the AGE Data in BETA’s or BETA Agents’ possession or control, in each case to the extent so requested by AGE, and upon AGE’s written request, deliver to AGE written certification of such erasure or destruction signed by an authorized signatory of BETA. Notwithstanding the foregoing, in the event that AGE terminates this Agreement for cause, BETA shall return to AGE or its designee, in BETA’s standard data structure format and on the media selected by AGE, one copy of all or any part of the AGE Data without charge to AGE.

Section 13.04 Data Security.

(a) BETA shall comply with all Data Protection Laws, as applicable to the processing of AGE Data under this Agreement. BETA shall establish, implement and maintain, and shall ensure the BETA Agents implement and maintain, technical and organizational safeguards against the disclosure, access, destruction, loss, damage or alteration of AGE Data in the possession of BETA (the “Data Safeguards”) that shall be no less rigorous than the data security safeguards attached hereto as Exhibit 3, Exhibit 13 and Exhibit 23. BETA shall revise the Data Safeguards upon AGE’s reasonable request that such Data Safeguards do not adequately protect AGE Data. In the event BETA intends to implement a change to the Data Safeguards (including pursuant to AGE’s request), BETA shall notify AGE and, [             ***             ], implement, and ensure that BETA Agents implement, such change. Notwithstanding anything to the contrary contained herein, BETA agrees that (i) it shall not disclose or use any AGE Data except to the extent necessary to carry out its obligations hereunder and for no other purpose, (ii) it shall not disclose AGE Data to any third party, including its third party data suppliers without the prior consent of AGE and an agreement in writing from such party to use or disclose such AGE Data only to the extent necessary to carry out BETA’s obligations under this Agreement and for no other purposes, and (iii) it shall maintain, and shall require all third parties approved under subsection (ii) to maintain, effective information security measures to protect AGE Data from unauthorized disclosure or use.

(b) Without limiting or affecting AGE’s rights under this Agreement, in the event BETA or BETA Agents discover or are notified of a breach or potential breach of the Data Safeguards or any Data Protection Laws, BETA shall immediately (1) notify the AGE Account Executive of such breach or potential breach and (2) if the applicable AGE Data was in the possession of BETA or BETA Agents at the time of such breach or potential breach, BETA shall promptly (A) investigate and remediate the effects of the breach or potential breach and (B) provide AGE with assurance satisfactory to AGE that such breach or potential breach will not recur.

Section 13.05 General Confidentiality Obligations.

Each Party acknowledges and agrees that title to, ownership of and use rights in Confidential Information shall remain with the Party who disclosed the Confidential Information,

and that the Confidential Information disclosed in connection with this Agreement is confidential and proprietary and constitutes valuable trade secret information of the disclosing Party. All Confidential Information shall be held in confidence by the receiving Party to the same extent and in at least the same manner as the recipient protects its own Confidential Information. Neither AGE nor BETA shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the disclosing Party’s consent, when permissible under Law. Each of AGE and BETA shall, however, be permitted to disclose relevant aspects of the other’s Confidential Information to its officers, directors, agents, professional advisors (including attorneys and consultants), contractors, subcontractors and employees and to the officers, directors, agents, professional advisors, contractors, subcontractors and employees of its Affiliates, to the extent such disclosure is not independently restricted under any BETA Private Consents or Governmental Consents and only to the extent that such disclosure is necessary for the performance of its duties and obligations or the determination, preservation or exercise of its rights and remedies under this Agreement; provided, however, that the recipient shall take all reasonable measures to ensure that Confidential Information of the disclosing Party is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers, directors, agents, professional advisors, contractors, subcontractors and employees. The obligations in this Section shall not restrict any disclosure required under Law or by any Governmental Authority (provided that the receiving Party shall (a) notify the disclosing Party of any actual or threatened disclosure of which it has knowledge, of any legal compulsion of disclosure, and of any actual legal obligation of disclosure immediately upon becoming so obligated and (b) cooperate with the disclosing Party’s reasonable, lawful efforts to resist, limit or delay disclosure at the disclosing Party’s expense). Without limiting the foregoing, the Parties recognize that AGE may be required and shall be permitted to provide disclosure regarding this Agreement to Regulatory Authorities, including in connection with AGE filings with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the New York Stock Exchange, Inc. and/or regulatory or oversight bodies in the United States or other countries (collectively, the “Securities Authorities”), and Securities Authorities copies of this Agreement; provided, however, that AGE informs BETA as soon as reasonably practicable of any such disclosure (if permitted by Law and if such disclosure is a voluntary disclosure that may be made public) and agrees to request that each Securities Authority allow AGE to redact all pricing or similar proprietary information from all disclosures to the Securities Authorities that are intended to be made public and further agrees to request that the relevant Securities Authorities not divulge any information provided in any such disclosure and that such Securities Authorities keep such information confidential.

Section 13.06 Unauthorized Acts.

Without limiting either Party’s rights in respect of a breach of this Article, each Party shall:

(a) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party’s Confidential Information by any person or entity that may become known to such Party;

(b) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof;

(c) assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

(d) reasonably cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights; and

(e) promptly use its best efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

Each Party shall bear the cost it incurs as a result of compliance with this Section; provided, however, that the Party by or through whom the unauthorized possession, use or knowledge, or attempt thereof, occurred shall bear the costs the other Party incurs as a result of compliance with clauses (c), (d) and (e).

Section 13.07 Policy for Securities Transactions and Holdings.

BETA acknowledges that AGE and its Affiliates are involved in regulatory activities in the financial industries and that AGE maintains a policy requiring its personnel to disclose to AGE certain information regarding their personal securities and commodities accounts. If AGE suspects that any member of the Project Staff who has or had access to AGE Data or AGE Service Locations (the “Identified Member”) has been involved in improper, illegal or unethical use of AGE Data, then AGE may notify BETA of such use, and BETA shall conduct an investigation of such Identified Member and AGE will fully cooperate in BETA’s investigation. If BETA’s investigation determines that such Identified Member has been involved in improper, illegal or unethical use of AGE Data, BETA shall, if permitted by Law, notify AGE of such use, and shall provide AGE with assurance satisfactory to AGE that such use will not recur.

ARTICLE XIV

FEES AND INVOICING

Section 14.01 Fees Generally.

(a) In consideration of AGE’s receipt of the Services, and in accordance with Section 14.02, AGE shall pay to BETA the Fees.

(b) Except as expressly set forth in this Agreement, (1) there shall be no charges, fees, expenses, costs or other amounts payable by AGE in respect of BETA’s performance of its obligations pursuant to this Agreement and (2) all charges, fees, expenses, costs and other amounts relating to the Services (including those related to the acquisition, maintenance, enhancement, deployment, replacement, disposal and Use of the Systems, Software, Tools and Equipment) are included in the Fees and shall not be charged to or reimbursed by AGE.

Section 14.02 Invoices.

(a) BETA shall invoice the Fees in U.S. Dollars. The Fees for the first month of the Term shall be due and payable to BETA within 60 days after the Agreement Date. The Fees for each subsequent month during the Term shall be due and payable to BETA within 30 days after the later of (1) the end of the month in which BETA provided the Services and (2) the date that AGE receives BETA’s invoice therefor.

(b) BETA shall not invoice AGE for, and AGE shall not be obligated to pay, any Fees (or other amounts expressly set forth in this Agreement) that are not properly invoiced [                 ***                 ] after the end of the month to which such Fees (or other amounts) correspond, provided, however, that this provision shall only apply to Fees under BETA’s invoicing control (e.g., not pass-through expenses or taxes, which may possibly be invoiced by third parties to BETA outside the three-month period).

Section 14.03 Time of Payment.

(a) Any sum not disputed by AGE in good faith due BETA pursuant to this Agreement for which payment is not otherwise specified shall be due and payable 30 days after receipt by AGE of an invoice from BETA. Should AGE fail to pay any undisputed sums payable hereunder within thirty (30) days after they become due, such unpaid sums shall bear interest at the annual broker call rate or the maximum rate allowed by law, whichever is less, from the date due until paid in full.

(b) In the event that AGE in good faith disputes any Fees set forth in any invoice, AGE shall promptly notify BETA (in any event, within thirty (30) days of the receipt of such disputed invoice) of such dispute in writing setting forth the basis for such dispute. If BETA disputes all or a portion of such disputed amount, BETA shall promptly notify AGE (in any event, within ten (10) days of the receipt of such notice from AGE) in writing setting forth the basis for BETA’s objection. The Parties shall thereafter expedite the resolution of such dispute in accordance with the dispute resolution set forth in Exhibit 12, and shall use their best efforts to resolve such dispute within 60 days after AGE’s receipt of BETA’s objection notice. In the event that it shall be determined that AGE is responsible for all or a portion of such disputed Fees, AGE shall pay to BETA within ten (10) days of such determination the Fees payable by AGE to BETA, with interest at the annual broker call rate or the maximum rate allowed by law, whichever is less, from the date such Fees were initially due until paid in full.

Section 14.04 Detailed Invoices.

BETA shall provide all invoices with varying degrees of detail, as requested by AGE, including as necessary to satisfy AGE’s internal accounting and charge back requirements, and to allow AGE to accurately allocate charges by legal entity, business unit, department, and project. A form of standard invoice is attached hereto as Exhibit 20.

Section 14.05 Adjustments to Fees.

There shall be no periodic adjustments to the Fees, unless expressly set forth in Exhibit 5 or Section 14.09.

Section 14.06 Rights of Set-Off.

With respect to any amount that (a) should be reimbursed to AGE or (b) is otherwise payable to AGE pursuant to this Agreement, in either case which amount has been agreed upon by the Parties and appropriately documented in accordance with this Agreement, or held to be due and owing by a final court judgment, AGE may deduct the entire amount owed to AGE against the Fees or against other amounts owed by AGE to BETA under this Agreement.

Section 14.07 Proration.

All periodic Fees, if any, under this Agreement are to be computed on a calendar month basis and shall be prorated on a per diem basis for any partial month.

Section 14.08 Unused Credits.

Any unused credits against future payments owed to either Party by the other pursuant to this Agreement shall be paid to the applicable Party within 30 days after the earlier of the expiration or termination of this Agreement.

Section 14.09 Pricing Discussions.

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***

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ARTICLE XV

TAXES

Section 15.01 Fees Exclusive of Taxes.

All Fees payable to BETA hereunder shall be exclusive of any federal, state or local sales, use, excise, or ad valorem taxes levied, or any fines, forfeitures or penalties assessed in connection therewith, on BETA’s provision of the Services or AGE’s use of the BETA Core Systems hereunder. Any such taxes which may be applicable will be paid by AGE or by BETA for AGE’s account, in which case AGE shall reimburse BETA for amounts so paid. The Fees paid to BETA are inclusive of any applicable personal property or other taxes attributable to periods on or after the Agreement Date based upon or measured by BETA’s cost in acquiring equipment, materials, supplies or services used by BETA in performing or furnishing the Services, including all personal property and sales or use taxes, if any, due on the BETA Equipment. BETA shall be responsible for and AGE shall have no liability for BETA’s income, franchise or employment withholding taxes. To the extent that any tax is required by Law to be separately identified in BETA’s billings to AGE, BETA shall separately identify the tax and assume any and all responsibility for non-compliance, including fees, interest and penalty assessments.

Section 15.02 Taxes Assessed for Relocating or Rerouting Services.

Any taxes assessed, as determined by AGE, including a gross-up thereon, on the provision of the Services resulting from BETA’s relocating or rerouting the delivery of Services to, from or through a location other than the Service Locations used to provide the Services as of the Agreement Date shall be paid by AGE and AGE shall receive a credit with respect to the Fees invoiced under this Agreement equal to such payments made pursuant to this subsection.

Section 15.03 Taxes on Owned or Leased Real or Personal Property.

AGE and BETA shall each bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real or personal property.

Section 15.04 Cooperation Regarding Taxes.

AGE and BETA shall cooperate to segregate the Fees into the following separate payment streams by tax jurisdiction: (1) those for taxable Services; (2) those for nontaxable Services; (3) those for which a sales, use or other similar tax has already been paid; and (4) those for which BETA functions merely as a paying agent for AGE in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. In addition, each of AGE and BETA shall cooperate with the other to more accurately determine a Party’s tax liability and to minimize such liability, to the extent legally permissible. Each of AGE and BETA shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

ARTICLE XVI

AUDITS

Section 16.01 SAS 70.

BETA undergoes an annual SAS 70 audit with the scope of such audit to be determined by the BETA User Group. AGE shall have the right to audit the facilities and systems of BETA and/or any BETA subcontractor to verify BETA’s compliance with the security and operational requirements of this Agreement if either or both of the following occur: (1) the then current SAS 70 audit report does not address BETA’s compliance or noncompliance [                                                                  ***                                                                  ]; and/or (2) the then current SAS 70 audit report reflects BETA’s noncompliance [                                         ***                                          ]. Such audit shall include an inspection of facilities, access to the BETA or BETA Agent systems, a review of records and a review of policies and procedures. Such audit will be conducted at AGE’s expense and will be performed in conjunction with the annual SAS 70 audit, by the same audit firm conducting the SAS 70 audit, provided the BETA User Group agrees to allow AGE to expand the scope of the SAS 70 audit to include the issues auditable by AGE under this provision. If the

BETA User Group does not so agree, AGE’s separate audit will be conducted at a mutually agreed upon time that shall not be less than 10 business days from the date requested by AGE by an independent third party retained by AGE. Any deficiencies with the security or operational requirements of BETA’s facilities or systems will be promptly corrected and resolved at BETA’s expense.

Section 16.02 Assistance With Regulatory Compliance.

(a) In addition to the rights set forth in this Article 16, upon notice from AGE, BETA and BETA Agents shall provide AGE, AGE Agents and any of AGE’s regulators, accountants and auditors (collectively, “AGE Auditors”) with timely access to, and timely assistance and information they may require with respect to, the Service Locations, Systems and Services as necessary to enable AGE to comply with any and all current and future Regulatory Requirements that AGE is subject to.

(b) For the purpose of this Section 16.02, such Regulatory Requirements include, but are not limited to, internal control documentation and testing as it relates to financial reporting as required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002.

(c) If AGE notifies BETA of any deficiency that impairs AGE’s ability to comply with Regulatory Requirements, BETA shall and shall cause BETA Agents to promptly take actions to correct such deficiency.

Section 16.03 Services.

(a) Upon at least ten (10) business days’ notice from AGE, but no more than once per Contract Year, and without unreasonably interfering with BETA’s business operations, BETA and BETA Agents shall provide AGE, AGE Agents and AGE Auditors with reasonable access to, and any reasonable assistance and information that they may require with respect to, the Service Locations, Systems and Services as necessary to enable AGE to confirm BETA’s compliance with this Agreement and Law and to the extent not covered as part of the audit(s) described in Sections 16.01, 16.02 and 16.04. If AGE notifies BETA that any audit of BETA identifies a bona fide problem in BETA’s general controls or security policies and procedures, then BETA shall promptly correct such problem at BETA’s expense. If any audit by AGE Auditors results in BETA being notified that BETA or BETA Agents are not in compliance with Law or any audit requirement, BETA shall, and shall cause BETA Agents to, promptly take actions to comply with such Law or audit requirement. BETA shall bear the costs of any such response that is (a) required by a Law or audit requirement relating to BETA’s business or (b) necessary due to BETA’s noncompliance with any Law or audit requirement imposed on BETA. AGE acknowledges that audits of BETA Services may cause significant disruption to BETA Services and operations. AGE must use all commercially reasonable efforts in connection with its audits to rely on audits conducted at the direction of the BUC whenever possible and without physical examination whenever possible. If AGE in order to meet its regulatory or internal policy requirements determines that it is necessary to conduct supplemental audits AGE shall be responsible for the cost of such audit including, but not limited to, the reasonable out of pocket costs borne by BETA in facilitating the audit plus the costs of additional personnel as well as the commercially reasonable impact on disrupted Services, provided that BETA uses commercially reasonable efforts to reduce or minimize such costs (it being acknowledged that BETA’s costs billed to AGE shall not include any profit element or other element designed to dissuade AGE from conducting such audit)

Section 16.04 Fees.

Upon at least ten (10) business days’ notice from AGE, but no more than once per Contract Year, and without unreasonably interfering with BETA’s business operations, BETA shall provide AGE Auditors with access to such additional records and supporting documentation as may be reasonably necessary and requested by AGE Auditors to audit the Fees charged to AGE to determine if such Fees are accurate and in accordance with this Agreement, including Section 14.10. If, as a result of such audit, AGE determines that BETA has overcharged AGE, AGE shall notify BETA of the amount of such overcharge and BETA shall promptly pay to AGE the amount of the overcharge, plus Interest calculated from the date of receipt by BETA of the overcharged amount until the date of payment to AGE. In addition, if any such audit reveals an overcharge to AGE of five percent (5%) or more of Fees charged, BETA shall, at AGE’s option, issue to AGE a credit for the reasonable cost of such audit against the Fees or reimburse AGE for the reasonable cost of such audit.

Section 16.05 Other Audits.

To the extent such materials or reviews may be supplied by BETA without breach of its obligations to third parties, BETA shall promptly make available to AGE the results of any material reviews of audits conducted by BETA, its Affiliates or their subcontractors relating to BETA’s operating practices and procedures to the extent relevant to the Services, AGE or this Agreement. In addition, BETA shall promptly make available to AGE the results of any reviews or audits conducted by BETA’s, or its Affiliates’ or subcontractors’, external auditors relating to BETA’s operating practices and procedures to the extent relevant to the Services, AGE or this Agreement.

Section 16.06 Record Retention.

BETA shall retain records and supporting documentation sufficient to document the Services and the Fees paid or payable by AGE under this Agreement in accordance with applicable Laws and in accordance with this Agreement and BETA’s record retention procedures set forth in Exhibit 23. BETA shall (a) maintain an inventory, index and status of all records pertaining to the processing of transactions for AGE so as to allow retrieval by BETA within a reasonable period of time and (b) maintain standard BETA records in secure on-site or off-site locations which provide at a minimum for secure storage protecting against unauthorized access, fire, moisture and destruction. BETA shall not be responsible for compliance with any record retention rules applicable to AGE promulgated by any government, exchange or regulatory body, except as applicable to BETA as a service provider to AGE. BETA shall make its policies available to AGE upon reasonable notice. Notwithstanding anything to the contrary contained in this Agreement, upon mutual agreement of the parties, BETA shall maintain and retain certain Vital Records through the use of a means other then paper copies (e.g., CD-ROM or microforms). To the extent that AGE requests AGE data outside BETA’s standard records retention periods policy, AGE shall pay to BETA the Fees for record requests set forth in Exhibit 5.

Section 16.07 Facilities.

BETA shall provide to AGE Auditors on BETA’s premises (or, if the audit is being performed of a BETA Agent, the BETA Agent’s premises if necessary), space, office furnishings (including lockable cabinets), telephone and facsimile services, utilities and office-related equipment and duplicating services as the AGE Auditors may require to perform the audits described in this Article.

ARTICLE XVII

INSURANCE

Section 17.01 Insurance.

During the Term and the Termination Assistance Period, BETA shall obtain and maintain at its own cost, and require BETA Agents to obtain and maintain at their own cost or BETA’s cost, insurance of the type and in the amounts set forth below:

(a) statutory workers’ compensation in accordance with Law;

(b) employer’s liability insurance in an amount not less than [     ***     ] per occurrence, covering bodily injury by accident or disease, including death;

(c) Commercial General Liability (including contractual liability insurance) in an amount not less than [     ***     ] per occurrence;

(d) Comprehensive Automobile Liability covering all vehicles that BETA owns, hires, leases or uses in an amount not less than [     ***     ] (combined single limit for bodily injury and property damage);

(e) Excess or Umbrella Liability coverage in an amount not less than [     ***     ] in excess of the coverage as set forth in the immediately preceding clauses (b), (c) and (d);

(f) Professional Liability (also known as Errors and Omissions Liability) insurance covering acts, errors and omissions arising out of BETA’s operations or Services in an amount not less than [     ***     ] per claim;

(g) Employee Dishonesty (Fidelity) and Computer Crime coverage (for losses arising out of or in connection with any fraudulent or dishonest acts committed by Project Staff, acting alone or in collusion with others) in an amount not less than [     ***     ]; and

(h) All Risk Property insurance coverage in an amount not less than the higher of the (1) fair market value, (2) AGE’s book value or (3) replacement cost of AGE Equipment used by BETA at BETA Service Locations.

Section 17.02 Insurance Documentation.

All policies for the coverages set forth in Section 17.01 shall be primary, and any insurance maintained by AGE shall be excess and noncontributory. Each insurance policy shall be maintained with an insurer acceptable to AGE and BETA shall promptly notify AGE in the event of any adverse modification or cancellation of such policies if BETA does not replace such policy with a similarly acceptable insurance company. BETA shall furnish AGE with certificates of insurance evidencing that all coverages referenced in Section 17.01 are maintained and in force, and naming AGE as an “additional insured” under the Commercial General Liability and Comprehensive Automobile Liability and as a loss payee under the All Risk Property. Any cancellation or material alteration of such insurance policies shall not relieve BETA of its continuing obligation to maintain insurance coverage in accordance with this Article.

Section 17.03 Risk of Loss.

BETA is responsible for the risk of loss of, or damage to, any property of AGE at a BETA Service Location (if any), unless such loss or damage was caused by the acts or omissions of AGE or an AGE Agent. AGE is responsible for the risk of loss of, or damage to, any property of BETA at an AGE Service Location (if any), unless such loss or damage was caused by the acts or omissions of BETA or a BETA Agent. Where BETA procures items for AGE, including under Section 3.17, BETA is responsible for the risk of loss of, or damage to, any such property until delivered and accepted by AGE. In no event shall BETA sell, remove or otherwise dispose of any property of AGE, including AGE Equipment, without AGE’s consent.

ARTICLE XVIII

REPRESENTATIONS AND WARRANTIES

Section 18.01 By AGE.

AGE represents, warrants and covenants that:

(a) AGE is a corporation duly incorporated, validly existing and in good standing under the Laws of Missouri;

(b) AGE has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(c) the execution, delivery and performance of this Agreement by AGE (1) has been duly authorized by AGE and (2) will not conflict with, result in a breach of or constitute a default under any other agreement to which AGE is a party or by which AGE is bound;

(d) AGE is duly licensed, authorized and qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on AGE’s ability to fulfill its obligations under this Agreement;

(e) AGE is in compliance with all Laws applicable to AGE and has obtained all Governmental Consents required of AGE in connection with its obligations under this Agreement;

Section 18.02 By BETA.

BETA represents, warrants and covenants that:

(a) Thomson Financial Inc. is a corporation duly incorporated, validly existing and in good standing under the Laws of New York;

(b) Thomson Financial Inc. has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(c) the execution, delivery and performance of this Agreement by BETA (1) has been duly authorized by BETA and (2) will not conflict with, result in a breach of or constitute a default under any other agreement to which BETA is a party or by which BETA is bound;

(d) BETA is duly licensed, authorized and qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on BETA’s ability to fulfill its obligations under this Agreement;

(e) BETA is in compliance with all Laws applicable to BETA and has obtained all Governmental Consents and BETA Private Consents required of BETA in connection with its obligations under this Agreement;

(f) the BETA Software, BETA Tools, BETA Equipment, BETA Work Product, Developed Software, Systems, Services and any enhancements or modifications to the AGE Software, AGE Tools or AGE Equipment performed by BETA or BETA Agents, or any other resources or items provided by BETA or BETA Agents, do not and shall not infringe upon the rights (including any proprietary rights) of any third party;

(g) to BETA’s knowledge no Destructive Element has been coded or introduced into the BETA Software, BETA Tools or BETA Equipment, BETA will not code or introduce Destructive Elements into the BETA Software, BETA Tools or BETA Equipment and BETA uses and will use industry standard software to detect and remove Destructive Elements from all BETA Software, BETA Tools and BETA Equipment or make such Destructive Element inoperative. If BETA becomes aware that a Destructive Element has been introduced into the Services, Systems or Developed Software, BETA shall use commercially reasonable efforts (i.e., those in the industry suffering similar attacks would deploy) to assist AGE in reducing the effects of the Destructive Element and, if the Destructive Element causes a loss of operational efficiency or loss of data, reasonably assist AGE to the same extent to mitigate and restore such losses. With respect to any Destructive Elements that may be part of Services, Systems or Developed Software, BETA shall not, nor authorize any other third party to, invoke such Destructive Elements at any time, including upon expiration, termination or a partial termination of this Agreement without AGE’s consent;

(h) all Services will be performed in a professional and workmanlike manner using Project Staff who are properly educated, trained, skilled, experienced and fully qualified for the Services they are to perform;

(i) the Work Product will conform to and perform in all material respects accordance with their respective specifications and acceptance criteria, including as set forth in Exhibit 2, Exhibit 3 or an applicable Work Authorization; and

(j) the Services will be provided and the Systems, Developed Software, Work Product, BETA Software, BETA Tools, BETA Equipment, and any enhancements or modifications to the AGE Software, AGE Tools or AGE Equipment will function in all material respects in accordance with the System Narrative set forth in Exhibit 21 (as may be enhanced as set forth in such Exhibit) and the modifications set forth in the BETA Deferred Gap Project Plan.

(k) the Fees charged to AGE for Disaster Recovery set forth in Exhibit 5 represent recovery of the incremental costs of establishing and maintaining an enhanced Disaster Recovery facility in Wisconsin over the costs to run BETA’s current recovery site in New York, and the amounts charged to AGE are based on the same rates charged to each of BETA’s other customers under the Disaster Recovery Fees (i.e., the same fixed and variable fees).

Section 18.03 DISCLAIMER.

EXCEPT AS SPECIFIED IN THIS ARTICLE, SET FORTH IN EXHIBIT 2, EXHIBIT 3 OR OTHERWISE SET FORTH IN WRITING (INCLUDING IN A WORK AUTHORIZATION), NEITHER AGE NOR BETA MAKES ANY OTHER WARRANTIES WITH RESPECT TO THE DESIGNATED SERVICES OR THE SYSTEMS OR OTHERWISE HEREUNDER AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE WITH REGARD TO THE DESIGNATED SERVICES.

ARTICLE XIX

LIMITATION OF LIABILITY; DAMAGES

Section 19.01 Limitation of Liability.

(a) (I) IN NO EVENT WILL EITHER PARTY OR ITS AFFILIATES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES,

(II) IN NO EVENT SHALL EITHER PARTY’S LIABILITY FOR DIRECT DAMAGES EXCEED AN AMOUNT IN ANY ONE CONTRACT YEAR EQUAL TO THE FEES PAID (OR WHICH WOULD HAVE BEEN PAID BUT FOR THE APPLICATION OF APPLICABLE CREDITS UNDER THIS AGREEMENT OR THE PRE-CONVERSION AGREEMENT) BY AGE DURING THE PRECEDING CONTRACT YEAR OR, IN THE EVENT THE CLAIMS ARISE PRIOR TO THE END OF THE FIRST CONTRACT YEAR, AN AMOUNT EQUAL TO THE FEES PAID DURING THE FIRST CONTRACT YEAR (OR WHICH WOULD HAVE BEEN PAID BUT FOR THE APPLICATION OF APPLICABLE CREDITS UNDER THIS AGREEMENT OR THE PRE-CONVERSION AGREEMENT), AND

(III) IN NO EVENT SHALL BETA’S LIABILITY UNDER SECTION 8.03(a) FOR ANY FAILURE TO PROVIDE SERVICES DUE TO A FORCE MAJEURE EVENT EXCEED THE COVER LIABILITY.

(b) The limitations and exculpations set forth in Section 19.01(a) shall not apply to (A) payments for the Services required to be paid by AGE pursuant to Article 14 or (B) credits payable by BETA (including Service Level Credits and Credits under the Pre-Conversion Agreement).

(c) The limitations and exculpations set forth in Section 19.01(a) shall not apply to any Losses suffered or incurred by AGE for any claim:

(1) for which BETA has agreed to indemnify AGE hereunder;

(2) relating to any duties or obligations of BETA or BETA Agents in respect of a third party (including any subcontractor), it being understood that the foregoing shall not increase any standard applied to BETA’s conduct under this Agreement;

(3) relating to the inaccuracy, untruthfulness or breach of any representation or warranty set forth in Section 18.02(a) through (f) and the first and second sentence of 18.02(g) under this Agreement;

(4) relating to BETA’s failure to obtain, maintain or comply with the BETA Private Consents or its Governmental Consents;

(5) relating to BETA’s failure to have in effect a Disaster Recovery Plan as required by Section 8.01 and Exhibit 3 and to implement such Disaster Recovery Plan as required hereunder and under the Disaster Recovery Plan in all material respects, except to the extent that such implementation is impossible under the circumstances (it being understood that the forgoing shall not be deemed to require BETA’s operation under the Disaster Recovery Plan to be error-free);

(6) relating to any amounts, including taxes, interest and penalties, assessed against AGE that are the obligation of BETA pursuant to Article 15;

(7) relating to BETA’s breach of Article 13; and

(8) resulting from gross negligence, fraud or willful misconduct of BETA or BETA’s rejection of the Agreement.

(d) The limitations and exculpations set forth in Section 19.01(a) shall not apply to any Losses suffered or incurred by BETA for any claim:

(1) for which AGE has agreed to indemnify BETA hereunder;

(2) relating to any duties or obligations of AGE or AGE Agents in respect of a third party (including any subcontractor), it being understood that the foregoing shall not increase any standard applied to AGE’s conduct under this Agreement;

(3) relating to the inaccuracy, untruthfulness or breach of any representation or warranty under this Agreement;

(4) relating to any amounts, including taxes, interest and penalties, assessed against BETA that are the obligation of AGE pursuant to Article 15;

(5) relating to AGE’s breach of Article 13; and

(6) resulting from gross negligence, fraud or willful misconduct of AGE or AGE’s rejection of the Agreement (for which AGE shall only be responsible for the Termination Fees set forth in Exhibit 5).

Section 19.02 Acknowledged Direct Damages.

The following shall be considered direct damages and neither Party shall assert that they are indirect, incidental, collateral, consequential or special damages or lost profits to the extent they result directly from either Party’s failure to perform in accordance with this Agreement:

(a) Third party claims asserted against either AGE or BETA for which a Party has agreed to indemnify the other hereunder or that directly arise from or are related to a Party’s breach of this Agreement.

(b) Payments, fines, penalties or interest imposed by a governmental body or Regulatory Authority for failure to comply with requirements or deadlines; and

(c) Costs of cover for AGE to obtain similar services to the Services.

ARTICLE XX

INDEMNITIES

Section 20.01 Indemnity by AGE.

AGE shall at its sole cost and expense indemnify and hold harmless BETA from and against, all Losses suffered, incurred or sustained by BETA or to which BETA becomes subject, resulting from, arising out of or relating to any claim:

(a) that the AGE Proprietary Software on or in the ClientOne Terminals provided to BETA infringes upon the rights (including proprietary rights) of any third party (except to the extent caused by BETA or BETA Agents); and

(b) relating to personal injury (including death) or any property loss or damage resulting from AGE’s or AGE Agents’ acts or omissions.

AGE shall indemnify BETA from any costs incurred in connection with the enforcement of this Section.

Section 20.02 Indemnity by BETA.

BETA shall at its sole cost and expense indemnify and hold harmless AGE from and against, all Losses suffered, incurred or sustained by AGE or to which AGE becomes subject, resulting from, arising out of or relating to any claim:

(a) that the Services, Systems, Developed Software, Work Product, BETA Documentary Work Product, BETA Software, BETA Tools, BETA Equipment, any enhancements or modifications to AGE Software, AGE Tools or AGE Equipment performed by BETA or BETA Agents or any other resources or items provided or used by BETA or BETA Agents (the “BETA IP”) infringe upon the rights (including all intellectual property and proprietary rights) of any third party (except as may have been caused by AGE or AGE Agents); and

(b) relating to personal injury (including death) or any property loss or damage resulting from BETA’s or BETA Agents’ acts or omissions.

BETA shall indemnify AGE from any costs incurred in connection with the enforcement of this Section.

Section 20.03 Indemnification Procedures.

If any third party claim is commenced against a Party entitled to indemnification under Section 20.01 or Section 20.02 (the “Indemnified Party”), notice thereof shall be given by the Indemnified Party to the other Party (the “Indemnifying Party”) as promptly as practicable. Any delay by the Indemnified Party in providing such notice shall not limit the Indemnifying Party’s obligations pursuant to Section 20.01 or Section 20.02 except to the extent of any Losses caused by such delay. If, after such notice, the Indemnifying Party acknowledges that this Agreement applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party to immediately take control of the defense and investigation of such claim and to employ and engage attorneys acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s cost. The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that (a) the Indemnified Party may, at its own cost, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom and (b) the Indemnified Party may settle such claim at any time subject to the Indemnifying Party’s reasonable consent to the financial terms of any such settlement. The Indemnifying Party shall have no authority, without the prior consent of the Indemnified Party, to (1) make any admission on behalf of the Indemnified Party, (2) settle any claim that involves a remedy other than the payment of money by the Indemnifying Party or (3) enter into any settlement that does not provide the Indemnified Party with a full and unconditional release. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal fees and expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its cost, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost of the Indemnifying Party.

Section 20.04 Infringement.

If the BETA IP becomes, or in BETA’s reasonable opinion is likely to become, the subject of an infringement or misappropriation claim or proceeding, then BETA shall promptly notify AGE of such claim or proceeding and at BETA’s expense take the following actions in the following priority order: (i) secure the right to continue using the item; (ii) replace or modify the item to make it non-infringing, provided that any such replacement or modification is functionally equivalent; or (iii) if neither (i) or (ii) is readily available to BETA, then AGE may in its sole discretion (a) require BETA to remove the item from the Services and the Parties shall thereafter use good faith efforts to mutually agree upon an equitable adjustment to the Fees to adequately reflect such removal or (b) terminate the Agreement or the affected portion of the Services.

Section 20.05 Subrogation.

With respect to any claim for which a Party is entitled to indemnification from the other Party pursuant to Section 20.01 or Section 20.02, the Indemnified Party shall only be entitled to seek, or actually obtain, indemnification from the Indemnifying Party if, prior to seeking such indemnification, the Indemnified Party agrees that the Indemnifying Party shall be subrogated to the rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

ARTICLE XXI

TERMINATION

Section 21.01 Termination for Convenience prior to Conversion.

Prior to Conversion, AGE may terminate this Agreement for convenience effective as of any date by giving BETA notice of the termination at least 30 days prior to the termination date specified in the notice.

Section 21.02 Termination for Convenience after Conversion.

After Conversion, AGE may terminate this Agreement for convenience effective as of any date by giving BETA notice of the termination at least 180 days prior to the termination date specified in the notice.

Section 21.03 [Reserved]

Section 21.04 Termination for Change in Control of BETA.

Upon the earlier of any public or general announcement of the intent for a Change in Control of BETA or an actual Change in Control of BETA in one or more series of transactions (in each case other than by, to or with an Affiliate of BETA), AGE may terminate this Agreement in whole by giving BETA notice of the termination at least 90 days prior to the termination date specified in the notice. AGE may upon becoming aware that such Change in Control will not occur, rescind its notice of termination provided pursuant to this Section.

Section 21.05 Termination for Cause.

(a) Without limiting, obviating or qualifying any other termination rights AGE may have under this Agreement or Law, if BETA defaults in the performance of any of its material obligations (or repeatedly defaults in the performance of any of its other obligations that collectively constitute a material breach) under this Agreement which is capable of being cured and does not cure such default within 30 days (the “BETA Default Cure Period”) after receipt of written notice of default from AGE (the “BETA Default Notice”), then AGE may, by giving written notice to BETA, terminate this Agreement, in whole or in part, as of the termination date specified in the BETA Default Notice. Notwithstanding the foregoing, AGE may immediately terminate this Agreement, in whole or in part, in the event BETA defaults in the performance of any of its material obligations (or repeatedly defaults in the performance of any of its other obligations) under this Agreement which is not capable of being cured.

(b) Notwithstanding anything to the contrary in this Agreement, if Conversion has not occurred by the last date for Conversion as set forth in the Deferred Gap Project Plan specified by the Pre-Conversion Agreement, as may be modified as set forth therein, then AGE may terminate this Agreement upon notice to BETA effective as of the termination date specified in the notice with no cure period.

(c) If AGE fails to pay BETA any amount when due and payable under this Agreement and fails to make such payment within 30 days after receipt of an initial notice from BETA specifying the failure to make such payment (the “AGE Default Notice”, and the 30 day period after the AGE Default Notice being referred to herein collectively as the “AGE Default Cure Period”), then BETA may, by giving written notice to AGE, terminate this Agreement as of the termination date specified in such notice.

Section 21.06 Specific Termination Events.

(a) If BETA fails to provide any Services for which there is a Critical Service Level for the Service Level Category “Availability” for [***] continuous hours during NYSE business days, then AGE may, upon notice to BETA, terminate this Agreement, in whole or in part, as of the termination date specified in the notice.

(b) If BETA fails to meet either (i) [***] Expected Service Levels or (ii) [***] Minimum Service Levels in any 12-month period (without application of any earnback or other reset provision) for any Services for which there is a Critical Service Level for the Service Level Categories “Availability”, “Performance” or “File Transmission” (in each case set forth in Exhibit 4), then AGE may, upon notice to BETA, terminate this Agreement, in whole or in part, as of the termination date specified in the notice. For purposes of Section 21.06(b)(ii) only, BETA shall be deemed to have missed only one Minimum Service Level for up to each three failures of Minimum Service Levels in any given month. For example, (x) in the event that BETA fails to achieve [***] Minimum Service Levels in a given month, such failures shall only count as 1 failure to meet the Minimum Service Level for calculating the number of Minimum Service Levels in clause (ii) above, (y) in the event that BETA fails to achieve [***] Minimum Service Level in a given month, such failure shall count as one failure to meet the Minimum Service Level for calculating the number of Minimum Service Levels in clause (ii) above, and (z) in the event that BETA fails to achieve [***] Minimum Service Levels in a given month, such failure shall only count as [***] failures to meet the Minimum Service Level for calculating the number of Minimum Service Levels in clause (ii) above. In the event that AGE adds additional Critical Service Levels for the Service Level Categories “Availability”, “Performance” or “File Transmission”, then the Parties will (1) increase the number of Minimum Service Levels for which there is a failure that will trigger the termination right herein such that the number is not greater than [***] of the total number of Minimum Service Levels during a given year [                 ***                 ]and (2) increase the number of Expected Service Levels for which there is a failure that will trigger the termination right herein such that the number is not greater than [***] of the total number of Expected Service Levels during a given year [                 ***                 ]. In addition, the Parties shall mutually agree whether a new Critical Service Level for the Service Level Categories “Availability”, “Performance” or “File Transmission” will count toward the termination right set forth herein.

(c) If the Service Level Credits accrued exceed an amount equal to [***] of the average monthly “At Risk Amount” (calculated in accordance with Exhibit 4) for the previous 12 months in any 12-month period, AGE may, upon notice to BETA, terminate this Agreement, in whole or in part, as of the termination date specific in the notice.

(d) In the case of Section 21.06(a), (b) or (c) above, AGE must exercise its option to terminate the Agreement within 90 days of the termination right becoming available to AGE.

(e) Without limiting Section 23.01 or any other provision of this Agreement, BETA shall not permit the occurrence of a BETA Divestiture unless the acquirer (or if there is more than one acquirer, all of the acquirers (the “BETA Acquirer”)) agrees in writing to be bound by this Agreement (including with respect to BETA’s obligation to provide the Services in accordance with the terms and conditions of this Agreement). Notwithstanding any such BETA Divestiture, if BETA (or any entity Controlled by BETA) continues to control any assets that were being used to provide the Services prior to a BETA Divestiture, then BETA shall remain bound by this Agreement in accordance with its terms until completion of the final Termination Assistance Period. BETA shall notify AGE promptly, and in any event within three days, of any public or general announcement of a proposed BETA Divestiture. BETA shall notify AGE of the date the proposed BETA Divestiture is expected to be legally consummated (the “AGE Option Date”; provided that if such date is not at least three months after the date upon which BETA provided AGE notice of the proposed BETA Divestiture, then the “AGE Option Date” shall be the date three months after BETA provided AGE notice of the proposed divestiture). Prior to or on the AGE Option Date, AGE shall notify BETA of whether AGE, in its sole discretion, has elected the terms of either the clause (1) or clause (2) below:

(1) BETA Acquirer shall provide the Services, and for a period of one year following the later of the actual legal consummation of the BETA Divestiture and the date the BETA Acquirer in such BETA Divestiture commences providing the Services under this Agreement, AGE shall have the right, by giving notice to the BETA Acquirer at such address provided by BETA, terminate this Agreement, in whole or in part, effective as of the date set forth in such notice; or

(2) BETA shall continue to provide the Services for a period of up to two years (but not longer than the term of the Agreement) after the actual legal consummation of the BETA Divestiture, provided that such period may be extended by AGE if AGE is making reasonable efforts to provide the Services itself and/or transition the Services to a third party.

(f) Nothing in this Section shall be deemed to limit, obviate or qualify AGE’s right to terminate this Agreement pursuant to Section 21.05(a) or AGE’s ability to make monetary claims in connection with a termination by AGE of this Agreement, including a termination claim based upon BETA’s failure to meet Service Levels.

Section 21.07 [Reserved]

Section 21.08 Termination for Insolvency.

In the event that Thomson Financial Inc.:

(a) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

(b) shall (1) apply or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property or assets, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the Title 11 of the United States Code, 11 U.S.C. Sections 101 – 1330, as amended (the “Bankruptcy Code”), (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (6) take any corporate action for the purpose of effecting any of the foregoing;

then AGE may, if allowed by Law, by giving notice thereof to BETA, terminate this Agreement as of the date specified in such termination notice.

Section 21.09 Other Terminations.

In addition to the provisions of this Article, AGE may terminate this Agreement as provided expressly in this Agreement.

Section 21.10 AGE’s Breach.

AGE’s failure to perform any of its responsibilities set forth in this Agreement (other than as provided in Section 21.05(c)) shall not be deemed to be grounds for termination by BETA, and BETA hereby expressly waives any such termination right it may have under Law. BETA’s nonperformance of its obligations under this Agreement shall be excused if and to the extent (a) such nonperformance is a direct result of acts or omissions of AGE not contemplated or permitted by this Agreement and (b) BETA provides AGE with prior notice of such nonperformance and uses commercially reasonable efforts to perform notwithstanding AGE’s failure to perform to the extent practicable under the circumstances.

ARTICLE XXII

TERMINATION FEES

Section 22.01 Calculation of Termination Fees prior to Conversion.

If this Agreement is terminated by AGE prior to Conversion pursuant to Section 21.01, AGE shall not be responsible for payment of any termination charges or fees pursuant to Exhibit 5. For avoidance doubt, the termination provisions of the Pre-Conversion Agreement continue in effect.

Section 22.02 Calculation of Termination Fees after Conversion.

Set forth in Exhibit 5 are the only termination fees that would be payable to BETA if this Agreement is terminated pursuant to Section 21.02. Any termination fees payable in accordance with this Article shall be due and payable on the last day that BETA provides Services to AGE, including any Termination Assistance Services.

Section 22.03 Partial Termination Fee Adjustment.

If AGE terminates a portion of the Services pursuant to Section 21.01 or Section 21.02 or any other provision of this Agreement, then the termination fees and the Fees shall be adjusted in accordance with Exhibit 5, or in the absence of any provisions in Exhibit 5, the termination fees and the Fees shall be equitably reduced.

Section 22.04 Termination Fees.

Except as otherwise specifically set forth in this Agreement, no termination fees or other similar termination amounts shall be payable by AGE in connection with any termination of this Agreement. For avoidance of doubt, AGE shall remain responsible for the Fees for continued provision of Services prior to the effective date of termination, additional Fees that may be payable for Termination Assistance Services or additional Fees for BETA’s return of AGE Data upon AGE’s termination for convenience, in each case to the extent specifically set forth in this Agreement.

ARTICLE XXIII

TERMINATION ASSISTANCE

Section 23.01 Termination Assistance Services.

BETA shall, upon AGE’s request during a Termination Assistance Period, provide the Termination Assistance Services. The Fees for BETA to provide the Termination Assistance Services are set forth in Exhibit 5 under the heading “Deconversion Charges”. These are the only Fees payable by AGE to BETA for Termination Assistance Services. To the extent possible, the 20 FTEs provided for in Section 3.16 shall be used to provide Termination Assistance Services and AGE shall not be required to pay separate Fees for the Termination Assistance Services provided by such FTEs. The quality and level of Services during a Termination Assistance Period shall not be degraded and BETA shall provide the Termination Assistance Services without causing any material disruptions to the business of AGE. After the expiration of a Termination Assistance Period, BETA shall (a) answer questions from AGE regarding the Services on an “as needed” basis at the applicable rates set forth in Exhibit 5 and if not so set forth, at BETA’s then standard rates then in effect immediately prior to the occurrence of the Assistance Event and (b) upon AGE’s request, deliver to AGE any remaining AGE-owned reports and documentation still in BETA’s possession.

Section 23.02 Termination Rights.

(a) Upon termination of this Agreement, each party shall promptly return to the other party all Confidential Information of the other party and/or erase or destroy all other Confidential Information of the other party in its possession. Each party shall, upon the other party’s written request, certify to the other party that all such Confidential Information has been destroyed or erased. Without limiting the foregoing, BETA shall (i) deliver to AGE all AGE Data and a copy of all of the (a) AGE Work Product (to the extent not incorporated into any BETA Deferred Gap Resolution as provided in Section 12.06), (b) AGE Development Work, (c) Documentary Work Product, (d) AGE Conversion Gap Resolutions and (e) BETA Incorporated Materials, in each case, in the form then in use and (ii) destroy or erase all other applicable copies of the AGE Development Work, the AGE Work Product (except to the extent incorporated in any BETA Deferred Gap Resolution as provided in Section 12.06), the Documentary Work Product and the AGE Conversion Gap Resolutions in BETA’s possession or control.

(b) Until the later of the effective date of termination of the Agreement and the last day of any period of Termination Assistance Services, AGE shall have the option to exercise either of the options set forth in Section 3.17 (Facilities Management and Other Options).

Section 23.03 Termination Assistance Services Upon Partial Termination.

If there is a partial termination of this Agreement, or a resourcing or insourcing under this Agreement, then Section 23.02 shall apply only with respect to those resources and other items referred to in Section 23.02, which are associated with the Services being terminated, insourced or resourced. As soon as possible after the occurrence of an Assistance Event, BETA shall notify AGE of any such resources or other items that are necessary for the continued provision of the Services and that cannot be replaced by BETA, in which case AGE and BETA shall agree on, or failing prompt agreement AGE shall specify, an appropriate allocation of such resources and other items.

ARTICLE XXIV

MISCELLANEOUS PROVISIONS

Section 24.01 Assignment.

(a) This Agreement and the rights, obligations and remedies hereunder (including any amounts to be paid or received hereunder) shall not be assignable or transferable by either Party (whether by merger, asset or stock sale, operation of Law or otherwise) without the prior consent of the other Party (to be given in its sole discretion), except that AGE may assign and transfer this Agreement to an Affiliate or pursuant to a reorganization or Change in Control of AGE without such consent. Upon AGE’s assignment of this Agreement and unless otherwise agreed by the Parties, AGE shall remain responsible for all obligations and liability under this Agreement. The consent of a Party to any assignment of this Agreement shall not constitute such Party’s consent to further assignment. This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Any assignment in contravention of this subsection shall be void.

(b) Upon an AGE Divestiture, and only at AGE’s request, BETA shall, for a period of up to 12 months, as designated by AGE in its sole discretion, from the effective date of such AGE Divestiture, continue to provide the Services to the entities or business units that are the subject of the AGE Divestiture at the Fees and Service Levels and other terms and conditions in effect under this Agreement, provided that the acquirer of the entities or business units that are the subject of the AGE Divestiture is not a BETA Direct Competitor.

(c) If during the term of this Agreement, AGE shall acquire control of an entity which has an agreement with BETA that covers or relates to Services provided pursuant to this Agreement, AGE, at its option, may either (i) keep the acquired entity’s existing contract in effect until the date of termination of the existing contract, after which, such acquired entity may receive the benefits of this Agreement as an AGE Company, or (ii) may with prior notice, terminate any such existing contract without the payment by AGE or the acquired entity of any termination fees and the acquired entity may receive the benefits of this Agreement as an AGE Company, which termination shall be effective upon the earlier of (A) one year after AGE’s delivery of notice to BETA or (B) the date the entities’ trading operations are consolidated. If during the term of this Agreement, AGE shall come under the control of an entity which has an agreement with BETA that covers or relates to Services provided pursuant to this Agreement, AGE, at its option, may either (i) keep this Agreement in effect until the end of the term, after which, AGE may receive the benefits of the acquiring entity’s agreement, or (ii) may with prior notice, terminate this Agreement without the payment by AGE or the acquiring entity of any termination fees and AGE may receive the benefits of the acquiring entity’s Agreement as an AGE Company, which termination shall be effective upon the earlier of (Y) one year after AGE’s delivery of notice to BETA or (Z) the date the entities’ trading operations are consolidated.

Section 24.02 Notices.

Except as otherwise expressly specified in this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgments, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given immediately when sent by Facsimile to the Facsimile number specified below with receipt of confirmation of a successful transmission or immediately when delivered by hand to the address specified below, 5 days following deposit of the notice into the United States mail, or 1 business day following delivery by express overnight delivery service. A copy of any such notice shall also be sent by express overnight delivery on the date such notice is transmitted by Facsimile to the address specified below:

In the case of AGE:

A.G. Edwards Technology Group, Inc.

One North Jefferson

St. Louis, Missouri 63103

Attention: Vice Chairman

Facsimile No.: (314) 955-5793

and

Attention: President

Facsimile No.: (314) 955-5524

With a copy to:	A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, Missouri 63103
Attention: Director of Law and Compliance
Facsimile No.: (314) 955-5913

With a copy to:	A.G. Edwards Technology Group, Inc.
One North Jefferson
St. Louis, Missouri 63103
Attention: [ *** ]
Facsimile: (314) 955-1470

In the case of BETA:

BETA Systems, a division of Thomson Financial Inc.

350 North Sunny Slope Road

Brookfield, Wisconsin 53005

Attn: Chief Financial Officer

Facsimile No.: (262) 789-4848

and

Attn: Managing Director

Facsimile No.: (262) 789-4848

With a copy to:	Thomson Financial Inc.
195 Broadway
New York, New York 10007
Attention: General Counsel
Facsimile No.: (646) 822-3665

With a copy to:	The Thomson Corporation
One Metro Center
Stamford, Connecticut 06902
Attention: General Counsel
Facsimile No.: (203) 969-7779

Either Party may change its address or facsimile number for notification purposes by giving the other Party 30 days’ notice of the new address or facsimile number and the date upon which it will become effective.

Section 24.03 Certain Equitable Remedies.

It is specifically understood and agreed that the breach of certain provisions of this Agreement (“Triggering Provisions”) by either Party (the “Breaching Party”) may result in irreparable injury to the other Party (the “Non-Breaching Party”), that the remedy at law alone may be an inadequate remedy for such breach and that, in addition to any other remedy for such breach, the Non-Breaching Party shall be entitled to seek to enforce the specific performance of this Agreement through both temporary and permanent injunctive relief, without the necessity of proving actual damages, and without limitation of the rights to recover such damages. The

Parties agree that when AGE is the Breaching Party, the Triggering Provisions shall include (i) any of the limitations on usage of the Services provisions contained in this Agreement, but only to the extent of the excess over such limitation, (ii) the provisions of Article XII (Proprietary Rights), and (iii) the provisions of Article XIII (Data and Confidentiality), and when BETA is the Breaching Party, the Triggering Provisions shall include the provisions of (w) Article XIII (Data and Confidentiality), (x) the provisions of Article XII (Proprietary Rights), (y) Article VIII (Continued Provision of Services) and (z) Article XXIII (Termination Assistance). Notwithstanding anything to the contrary contained in this Agreement or under Law, each of the Parties specifically understands and agrees that any breach by it of a Triggering Provision will result in irreparable injury to the Non-Breaching Party, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy for such breach, the non-breaching Party shall be entitled to enforce the specific performance of this Agreement through both temporary and permanent injunctive relief, without the necessity of proving actual damages, and without limitation of the rights to recover such damages.

Section 24.04 Counterparts.

This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

Section 24.05 Relationship.

The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either AGE or BETA partners, joint venturers, principals, agents or employees of the other. No officer, director, employee, agent, affiliate or contractor retained by BETA to perform work on AGE’s behalf under this Agreement shall be deemed to be an employee, agent or contractor of AGE. Neither Party shall have any right, power or authority, express or implied, to bind the other.

Section 24.06 Severability.

If any provision of this Agreement (or any portion thereof) or the application of any such provision (or portion thereof) to any person or circumstance is held to be invalid, illegal or otherwise unenforceable in any respect by arbitrators, such provision will be modified to the extent necessary in the arbitrator’s opinion to render such provision enforceable. Notwithstanding the preceding sentence, the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect.

Section 24.07 Delays; Waivers.

Except where an express time frame is set forth in this Agreement, no delay or omission by either Party to exercise any right, remedy or power it has under this Agreement shall impair or be construed as a waiver of such right, remedy or power. A waiver by any Party of any breach or covenant in this Agreement shall not be construed to be a waiver of any other or succeeding breach or covenant. All waivers must be signed by the Account Executive of the Party waiving its rights.

Section 24.08 Remedies Cumulative.

No right or remedy under operation of Law or herein conferred upon or reserved to either Party is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Agreement, or under Law, whether now or hereafter existing.

Section 24.09 Governing Law.

This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles thereof relating to the conflicts of Laws.

Section 24.10 Entire Agreement.

This Agreement and the Exhibits to this Agreement, and the Pre-Conversion Agreement (to the extent not superseded and replaced as provided in Section 2.01), represent the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter.

Section 24.11 Amendments.

No amendment or supplement to this Agreement shall be valid unless in writing and signed by the Account Executives.

Section 24.12 Survival.

The provisions of this Agreement shall remain in full force and effect until the End Date and the terms of Articles I, XII (except Section 12.09), and XIII; Sections 14.01 (only to the extent Fees have not been paid), 14.03, 14.06, 14.08, 15.01; Articles XVI (to the extent necessary for AGE Auditors or Regulatory Requirements), XIX and XX, and Sections 23.02, 24.02, 24.03, 24.06, 24.08, 24.09, 24.10, 24.12, 24.13, 24.15, 24.18, 24.19, 24.20, 24.21 and 24.22 (until all obligations of BETA have been satisfied) shall survive such End Date.

Section 24.13 Third Party Beneficiaries.

This Agreement is for the sole benefit of the Parties and their permitted assigns and each Party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties and their permitted assigns; provided, however, that BETA acknowledges and agrees that (1) AGE shall be entitled to assert actions and claims against BETA on behalf of all entities, units and members of the AGE Companies that have received Services as if such entities, units and members of the AGE Companies were express third party beneficiaries of this Agreement and (2) direct damages suffered by each entity, unit and member of the AGE Companies arising out of or relating to BETA’s performance or failure to perform under this Agreement shall be deemed to be the direct damages of AGE; provided, further, that if any Law nullifies or limits the results intended by the immediately preceding proviso, each adversely affected entity, unit and member of the AGE Companies shall be considered an express third party beneficiary of this Agreement and shall be entitled to assert actions and claims directly against BETA as if such entity, unit and member of the AGE Companies were a party to this Agreement.

Section 24.14 Covenant of Further Assurances.

AGE and BETA covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of AGE and BETA shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement.

Section 24.15 Negotiated Terms.

The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

Section 24.16 Export.

AGE and BETA shall not knowingly export or re-export any personal computer system, part, technical data or sub-elements under this Agreement, directly or indirectly, to any destinations prohibited by the United States Government. The term “technical data” in this context, means such data as is defined as technical data by applicable United States export regulations.

Section 24.17 Conflict of Interest.

BETA shall not pay any salaries, commissions, fees or make any payments or rebates to any employee of AGE, or to any designee of such employee, or favor any employee of AGE, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value.

Section 24.18 Incorporation and References.

In this Agreement and the Exhibits to this Agreement:

(a) the Exhibits to this Agreement are hereby incorporated into and deemed part of this Agreement and all references to this Agreement shall include the Exhibits to this Agreement;

(b) references to an Exhibit, Section or Article shall be to such Exhibit to, or Section or Article of, this Agreement unless otherwise provided;

(c) references to any Law shall be to such Law in changed or amended form or to a newly adopted Law replacing a prior Law;

(d) references to the words “including”, “includes” or “include” or the abbreviation “e.g.” shall mean “including, without limitation;” and

(e) references to the words “day” or “days” shall mean “calendar days” unless otherwise provided.

Section 24.19 Headings.

The Table of Contents, Table of Exhibits, and Article and Section headings, are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

Section 24.20 Interpretation of Documents.

Except as otherwise expressly set forth in the body of this Agreement or in any of the Exhibits, in the event of a conflict between the provisions in Article 1 through Article 24 and the Exhibits, the provisions in Article 1 through Article 24 shall prevail.

Section 24.21 Publicity.

Neither Party shall, without the prior express written consent of the other Party, publish or use any press release, advertising, promotional material, customer list or other public statement that includes the other Party’s name or marks, or from which the connection of such name or marks may be inferred or implied.

Section 24.22 Parent Guarantee.

BETA shall have caused The Thomson Corporation to have executed the guarantee in favor of AGE and AGE Companies in the form attached hereto as Exhibit 24.

Section 24.23 Agreement for Delivery of Security Master File.

Effective as of the Conversion Effective Date, the Parties hereby terminate the Agreement for Delivery of Security Master File, dated November 2003 and effective as of November 12, 2003. AGE shall be responsible for the charges set forth therein (pro-rated for the portion of the month until the Conversion Effective Date) until the termination date.

*     *     *     *     *

IN WITNESS WHEREOF, each of AGE and BETA has caused this Agreement to be signed and delivered by its duly authorized representative.

A.G. EDWARDS TECHNOLOGY GROUP, INC.

By:	/s/ Ronald J. Kessler
	Name:	Ronald J. Kessler
	Title:	Vice Chairman

THOMSON FINANCIAL INC.

By:	/s/ Christopher D. Maloney
	Name:	Christopher D. Maloney
	Title:	Managing Director

EXHIBIT 1

TO HOSTING AND SERVICES AGREEMENT

DEFINITIONS

“24x7x365” and “24x7” shall mean twenty-four (24) hours per day, seven (7) days per week, and three hundred sixty-five (365) days a year.

[***] shall have the meaning set forth in Section 3.01(e).

“Affiliate” shall mean, as to any entity, any other entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with such first entity; as used herein entity shall mean any company, partnership, joint venture or other form of enterprise, domestic or foreign. With respect to AGE, Affiliate shall also include any entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with AGE’s parent corporation, A.G. Edwards & Sons, Inc.

“AGE” shall mean A.G. Edwards Technology Group, Inc., a Missouri Corporation.

“AGE Account Executive” shall have the meaning set forth in Exhibit 12.

“AGE Agents” shall mean the agents, subcontractors and representatives of AGE, and suppliers, contractors and other third parties providing goods and services to AGE other than BETA and BETA Agents.

“AGE Auditors” shall have the meaning set forth in Section 16.02(a).

“AGE Companies” shall mean (a) AGE, (b) AGE’s Affiliates and (c) any company, partnership, joint venture or other form of enterprise, domestic or foreign, in or which any entities referred to in clauses (a) and (b) hold at least 10% of the issued equity or other ownership interests.

“AGE Data” shall mean all data (a) submitted to BETA or BETA Agents by or on behalf of AGE, (b) obtained, developed or produced by BETA or BETA Agents in connection with this Agreement or (c) to which BETA or BETA Agents have access in connection with this Agreement.

“AGE Default Cure Period” shall have the meaning set forth in Section 21.05(c).

“AGE Default Notice” shall have the meaning set forth in Section 21.05(c).

“AGE Deferred Gap Requirements” shall have the meaning set forth in Section 2.02(a) of Exhibit 2.

AGE/BETA Confidential

“AGE Deferred Gap Resolutions” shall mean those enhancements to AGE systems created in connection with the BETA Deferred Gaps that are required in order that AGE may access and use the BETA Core Systems in accordance with the AGE Deferred Gap Requirements.

“AGE Development Work” shall have the meaning set forth in Section 12.07.

“AGE Divestiture” shall mean the direct or indirect conveyance, sale, transfer, assignment or other disposition of any property or assets of a member, or business unit of a member, of AGE Group, in one transaction or a series of related transactions, resulting in AGE no longer Controlling such member or business unit.

“AGE Documentary Work Product” shall have the meaning set forth in Section 12.08.

“AGE Equipment” shall mean any Equipment owned, leased, licensed or otherwise obtained (in whole or in part) by AGE or AGE Agents and used by BETA or BETA Agents in performing the Services pursuant to this Agreement.

“AGE Group” shall mean AGE Companies and AGE Agents.

“AGE Option Date” shall have the meaning set forth in Section 21.06(e).

“AGE Proprietary Software” shall mean the Software, including the Software specified in Exhibit 8, and Related Documentation, owned, acquired or developed by AGE and used in connection with the provision of the Services pursuant to this Agreement.

“AGE Proprietary Tools” shall mean the Tools and Related Documentation set forth in Exhibit 8, owned, acquired or developed by AGE and used in connection with the provision of the Services pursuant to this Agreement.

“AGE Service Location” shall mean any AGE location owned, leased or licensed or otherwise used by AGE for which BETA has received AGE’s approval to provide a portion of the Services to AGE.

“AGE Software” shall mean the AGE Proprietary Software and the AGE Third Party Software.

“AGE Third Party Software” shall mean the Software, including the Software specified in Exhibit 8, and Related Documentation, licensed, leased or otherwise obtained by AGE from a third party and used in connection with the provision of the Services pursuant to this Agreement.

“AGE Third Party Tools” shall mean the Tools and Related Documentation set forth in Exhibit 8, licensed, leased or otherwise obtained by AGE from a third party and used in connection with the provision of the Services pursuant to this Agreement.

AGE/BETA Confidential

“AGE Tools” shall mean the AGE Proprietary Tools and the AGE Third Party Tools.

“AGE Work Product” are the tools, templates, software (object code and source code), methodologies, processes, techniques, analytical frameworks, algorithms and related documentation owned or developed by AGE prior to the performance of this Agreement, or independent of BETA and outside the scope of this Agreement, and shall include the AGE Deferred Gap Requirements.

“Agreement” shall mean this Hosting and Services Agreement between AGE and BETA.

“Agreement Date” shall have the meaning set forth in the preamble.

“APIs” shall have the meaning set forth in Section 9.01 of Exhibit 3.

“Applications” or “Applications Software” means those Software programs and programming code (including the supporting documentation, media, online help facilities, tutorials, and all modifications, replacements, upgrades, and enhancements thereto) used to support day-to-day business operations and accomplish specific business objectives and that perform specific user-related data processing and telecommunications tasks.

“Assistance Event” shall mean an insourcing, resourcing or termination under, or the expiration of, this Agreement.

“Bankruptcy Code” shall have the meaning set forth in Section 21.08(b).

“BETA” shall mean Thomson Financial Inc., a New York corporation. For avoidance of doubt, it is understood that the Services will be provided through Thomson Financial Inc.’s Beta Systems division.

“BETA Account Executive” shall have the meaning set forth in Exhibit 12.”BETA Agents” shall mean the agents, subcontractors and representatives of BETA.

“BETA Acquirer” shall have the meaning set forth in Section 21.06(e).

“BETA Core Systems” shall mean BETAHost, BETALink, BETAConnect, BETA Access, BL Server, XT Server, Notifications, BETALink APIs and BETALink Plus (each of which is further described in Exhibit 21)..

“BETA Default Cure Period” shall have the meaning set forth in Section 21.05(a).

“BETA Default Notice” shall have the meaning set forth in Section 21.05(a).

“BETA Deferred Gap Project Plan” shall have the meaning set forth in Section 1.02 of Exhibit 2.

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“BETA Deferred Gap Resolutions” shall have the meaning set forth in Section 1.01 of Exhibit 2.

“BETA Deferred Gaps” shall have the meaning set forth in Section 1.01 of Exhibit 2.

“BETA Development Work” shall have the meaning set forth in Section 12.07.

“BETA Direct Competitors” shall have the meaning set forth in Section 3.01(e).

“BETA Divestiture” shall mean the conveyance, sale, transfer, assignment or other disposition of all or any material portion of the property or assets of BETA or its Affiliates (including any subsidiaries or business units of BETA or its Affiliates) used in connection with the Services, in one transaction or a series of related transactions.

“BETA Documentary Work Product” shall have the meaning set forth in Section 12.08.

“BETA Equipment” shall mean any Equipment owned, leased, licensed or otherwise obtained (in whole or in part) by BETA or BETA Agents and used in connection with the Services.

“BETA Incorporated Materials” shall have the meaning set forth in Section 12.05.

“BETA Private Consents” shall mean all licenses, consents, permits, approvals, authorizations and other actions that are necessary for BETA to provide the Services or which allow, among other things, (a) BETA and BETA Agents to use (1) the BETA Software, BETA Tools and BETA Equipment and (2) BETA’s and BETA Agents’ other owned, leased and licensed assets, (b) BETA and BETA Agents to (1) use any third party services procured by BETA to provide the Services and (2) assign or license to AGE (as applicable) the AGE Development work and the BETA Incorporated Materials and (c) AGE and AGE Agents to Use the BETA Software in accordance with this Agreement; provided that this definition shall not include any Governmental Consents.

“BETA Proprietary Software” shall mean the Software, including the Software specified in Exhibit 9, and Related Documentation, owned, acquired or developed by or on behalf of BETA, excluding in each case the Developed Software, and used in connection with the Services.

“BETA Proprietary Tools” shall mean the Tools, including the Tools specified in Exhibit 9, and Related Documentation, owned, acquired or developed by or on behalf of BETA, excluding in each case the Developed Software, and used in connection with the Services.

“BETA Test Region” shall have the meaning set forth in Section 16.01 of Exhibit 3.

AGE/BETA Confidential

“BETA to BETA Conversion” shall have the meaning set forth in Section 1.01 of Exhibit 3.

“BETA Service Location” shall mean any BETA service location specified in Exhibit 7 and any other service location owned, leased, licensed or otherwise used by BETA in compliance with Section 6.01.

“BETA Software” shall mean the BETA Proprietary Software and the BETA Third Party Software.

“BETA Third Party Software” shall mean the Software, including the Software specified in Exhibit 9, and Related Documentation, licensed, leased or otherwise obtained by BETA or BETA Agents from a third party that is used in connection with the Services.

“BETA Third Party Tools” shall mean the Tools, including the Tools specified in Exhibit 9, and Related Documentation, licensed, leased or otherwise obtained by BETA or BETA Agents from a third party that are used in connection with the Services.

“BETA Tools” shall mean the BETA Proprietary Tools and the BETA Third Party Tools.

“BETA Work Product” shall mean the tools, templates, software (object code and source code), methodologies, processes, techniques, analytical frameworks, algorithms and related documentation owned or developed by BETA prior to the performance of this Agreement, or independent of AGE and outside the scope of this Agreement.

“BETAHost Software” shall have the meaning set forth in Section 3.16(a).

“BETALink APIs” shall have the meaning set forth in Section 3.18.

“Breaching Party” shall have the meaning set forth in Section 24.03.

“BUC” shall have the meaning set forth in Section 3.04(a).

“Business Continuity Plan” shall have the meaning set forth in Section 12.03 of Exhibit 3.

“Change Management Procedures” shall mean the procedures agreed to by the Parties for proposing and implementing changes to the Services for which there is no separate amendment, modification or change procedure set forth in the Agreement (including Exhibits). For any change proposed pursuant to the Change Management Procedures to be effective between the Parties, such change must be agreed to in writing by authorized representatives of each of the Parties.

“Change in Control” shall mean the (a) consolidation or merger of a Party with or into any entity, (b) sale, transfer or other disposition of all or substantially all of the assets of a Party in one transaction or a series of related transactions or (c) acquisition by any

AGE/BETA Confidential

entity, or group of entities acting in concert, of beneficial ownership (as defined in Rule 13d-3 of the Securities Act of 1934) or voting control of twenty percent (20%) or more (or such lesser percentage that constitutes Control) of the outstanding voting securities or other ownership interests of a Party.

“ChangeMan” shall have the meaning set forth in Section 3.01 of Exhibit 3.

“Confidential Information” of AGE or BETA, as applicable, shall mean all information (regardless of form) of AGE and BETA, respectively, whether disclosed to or accessed by AGE or BETA in connection with this Agreement, including (a) with respect to AGE, all AGE Data and all information of AGE and AGE Agents or their customers, suppliers, contractors and other third parties doing business with AGE and (b) with respect to AGE and BETA, the existence and terms of this Agreement and any information developed by reference to or use of AGE’s or BETA’s information; provided, however, that except to the extent otherwise provided by Law, the term “Confidential Information” shall not include information that (1) is independently developed by the recipient, as demonstrated by the recipient’s written records, without violating the disclosing Party’s rights, (2) is or becomes publicly known (other than through unauthorized disclosure by or through a Party), (3) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) was already known by the recipient at the time of disclosure, as demonstrated by the recipient’s written records, and the recipient has no obligation of confidentiality with respect to said information other than pursuant to this Agreement or any confidentiality agreements between AGE and BETA entered into before the Agreement Date with respect to said information or (5) is rightfully received by a Party free of any obligation of confidentiality, provided that (i) such recipient has no knowledge that such information is subject to a confidentiality agreement and (ii) such information is not of a type or character that a reasonable person would have regarded it as confidential.

“Contract Year” shall mean each 12-month period commencing, in the case of the first Contract Year, on the Conversion Effective Date and thereafter upon the completion of the immediately preceding Contract Year.

“Control” shall mean, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

“Conversion” shall mean AGE’s conversion or migration to the BETA Core Systems.

“Conversion Effective Date” shall mean the day AGE begins trading using the BETA Core Systems, which is tentatively scheduled to be [        ***        ].

“Conversion Services” shall mean the services, functions and responsibilities set forth in Exhibit 2. “Data Protection Laws” shall mean any Laws relating to data privacy, trans-border data flow or data protection, such as the Gramm-Leach-Bliley Act (U.S.),

AGE/BETA Confidential

the Personal Information Protection and Electronic Documents Act (Canada) and the implementing legislation and regulations of the European Union member states under the European Union Data Protection Directive 95/46/EC and Telecoms Data Protection Directive 97/66/EC, in each case as amended.

“Crisis” shall have the meaning set forth in Section 12.05 of Exhibit 3.

“Critical Services” shall mean those Services specified as for which there is a Critical Service Level.

“Data Safeguards” shall have the meaning set forth in Section 13.04(a).

“Default Cure Period” shall mean the AGE Default Cure Period or the BETA Default Cure Period, as applicable.

“Default Notice” shall mean the AGE Default Notice or the BETA Default Notice, as applicable.

“Deferred Gap Functional Specifications” shall have the meaning set forth in Section 2.02(b) of Exhibit 2.

“Deferred Gap Technical Specifications” shall have the meaning set forth in Section 2.02(c) of Exhibit 2.

“Description of Services” shall mean the services, functions, responsibilities and projects set forth in Exhibit 3.

“Designated Fees” shall mean the fees set forth in Exhibit 5 for the Designated Services.

“Designated Service Levels” shall mean the service levels and standards for performance set forth in Exhibit 4 for the Designated Services.

“Designated Services” shall have the meaning set forth in Section 3.01(a), and, with respect to any acquisitions by AGE or any AGE Divestiture, shall include reasonable acquisition or divestiture support (including assessments, transition planning and migration support).

“Destructive Elements” shall mean any Software, Equipment, Tools or data (a) intentionally designed to disrupt, disable, harm or otherwise impede in any manner, including aesthetical disruptions or distortions, the operation of the Systems, or any Software, Equipment, Tools or data (e.g., ”viruses” or “worms”), (b) that would disable the Systems, or any Software, Equipment, Tools or data, or impair in any way their operation including, for example, based on the elapsing of a period of time, exceeding an authorized number of copies, advancement to a particular date or other numeral (e.g., ”time bombs”, “time locks” or “drop dead” devices), (c) that would permit BETA to access the Systems, or any Software, Equipment, Tools or data, to cause such disablement or impairment, or otherwise to circumvent the security features of the

AGE/BETA Confidential

Systems, Software, Equipment, Tools or data (e.g., “traps”, “access codes” or “trap door” devices) or (d) which contains any other harmful, malicious or hidden procedures, routines or mechanisms which would cause the Systems, or any Software, Equipment, Tools or data, to cease functioning or to damage or corrupt storage media, Software, Equipment, Tools, data or communications, or otherwise interfere with operations.

“Developed Software” shall mean any Software, modifications or enhancements to, or derivatives of, Software and Related Documentation developed pursuant to this Agreement or otherwise paid for by AGE under this Agreement.

“Development Services” shall mean the services, functions, responsibilities and projects relating to any development or project work to be performed pursuant to a Work Authorization and otherwise in accordance with Exhibit 3.

“Disaster” shall have the meaning set forth in Section 12.04 of Exhibit 3.

“Documentary Work Product” shall have the meaning set forth in Section 12.08.

“DRP” or “Disaster Recovery Plan” shall mean BETA’s process supported by complete documentation that addresses business disruption, interruption or loss or the possibilities thereof in the event of a Disaster, a summary of which will be set forth in Exhibit 18, and as further described in the Agreement and Exhibit 3.

“End Date” shall mean the last day of the period, as determined by AGE, that BETA will provide Termination Assistance Services.

“End Users” shall mean any users of the Services, as specified by AGE.

“Equipment” shall mean computers and related equipment, including central processing units and other processors (e.g., microprocessors and embedded processors), controllers, modems, communications and telecommunications equipment (e.g., communication lines, voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

“Extension Period” shall have the meaning set forth in Section 2.03.

“Facilities Management Option” shall have the meaning set forth in Section 3.16.

“Failover” shall have the meaning set forth in Section 12.04 of Exhibit 3.

“Fees” shall mean the fees payable by AGE to BETA pursuant to the express terms of this Agreement, including Exhibit 5.

“Force Majeure Event” shall have the meaning set forth in Section 8.02.

“Full Conversion” shall have the meaning set forth in Section 1.01 of Exhibit 3.

AGE/BETA Confidential

“Full Time Equivalent” or “FTE” [

***

                                                                     ]

“Governmental Authority” shall mean any Federal, state, municipal, local, territorial or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.

“Governmental Consents” shall mean, with respect to a Party, all licenses, consents, permits, approvals, authorizations and other actions of any Governmental Authority, or any notice to any Governmental Authority, which are required by Law, including Regulatory Requirements, for the entering into of this Agreement and the consummation of all of the transactions contemplated by this Agreement by such Party.

“Help Desk” shall mean a BETA-managed help desk function that provides reactive and proactive problem determination, resolution and /or tracking, as applicable, under the Agreement. The Help Desk/Customer Service functions are set forth in Exhibit 3.

“Hosting Services” shall mean the services, functions, responsibilities and projects necessary for the provision of AGE’s trade processing and related functions (including inquiry and reporting functions) using the BETA Core Systems, including the services, functions, responsibilities and projects set forth in Exhibit 3 and the services necessary to operate the BETA Core Systems and provide transaction processing services to AGE in accordance with the System Narrative.

“Identified Member” shall have the meaning set forth in Section 13.07.

“Improved Technology” shall mean any data processing or information technology developments, including new developments in Software, Equipment or Tools, that could be expected to have an impact on AGE’s business or on the provision or receipt of the Services, to the extent known and made available within or by BETA or BETA Agents.

“Indemnified Party” shall have the meaning set forth in Section 20.03.

“Indemnifying Party” shall have the meaning set forth in Section 20.03.

“Initial Agreement Expiration Date” shall mean the end of the eighty-sixth (86th) full month (seven years and two months) after the Conversion Effective Date.

“Initial Term” shall have the meaning set forth in Section 2.02.

“Interest” shall mean the Federal Funds Rate in effect from time to time. “Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of rates on overnight federal funds

AGE/BETA Confidential

transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a business day or there is no such publication, for the next preceding business day or day on which there is a publication) by the Federal Reserve Bank of New York.

“JCL” shall have the meaning set forth in Section 3.02 of Exhibit 3.

“Key Personnel” [                                                              ***                                                              ].

“Law” shall mean any declaration, decree, directive, legislative enactment, statute, order, ordinance, regulation, rule or other binding action of or by any Governmental Authority.

“Licensing Option” shall have the meaning set forth in Section 3.16.

“Losses” shall mean any damages (of every type), fines, penalties, deficiencies, losses, liabilities (including settlements and judgments), costs or expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants, experts and other professionals or other reasonable fees and expenses of litigation, mediation, arbitration or other actions or proceedings or of any claim, default or assessment).

“NASD” shall have the meaning set forth in Section 12.01 of Exhibit 3.

“New Equipment” shall mean any Equipment, Software or Tools obtained by BETA on behalf of AGE, as requested by AGE pursuant to Section 3.17.

“New Fees” shall mean the fees for New Services.

“New Service” shall mean any service that is outside the scope of the Designated Services as of the Agreement Date.

“New Service Levels” shall mean any service level established by BETA and AGE in connection with a New Service.

“Non-Breaching Party” shall have the meaning set forth in Section 24.03.

“Parties” shall mean AGE and BETA.

“Party” shall mean AGE or BETA, as applicable.

“PCR process” or “Project Change Request process” shall have the meaning set forth in Section 6.03 of Exhibit 3.

“Pre-Conversion Agreement” shall mean the Pre-Conversion Agreement between the Parties dated December 17, 2003.

“Procedures Manual” shall have the meaning set forth in Exhibit 12.

AGE/BETA Confidential

“Project Staff” shall mean the personnel of BETA and BETA Agents who provide any of the Services.

“Region” shall have the meaning set forth in Section 3.01 of Exhibit 3.

“Regulatory Requirements” shall mean, with respect to a Party, the Laws to which such Party is required to submit or voluntarily submits.

“Related Documentation” shall mean, with respect to Software and Tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other information that describe the function and use of such Software or Tools.

“Renewal Term” shall have the meaning set forth in Section 2.03.

“Root Cause Analysis” shall mean the formal process, specified in the Procedures Manual, to be used by BETA to diagnose the underlying cause of problems or issues with the Software, Services or Equipment at the lowest reasonable level so that corrective action can be taken for the purpose of avoiding repeat failures.

“Satisfaction Survey” [                                                              ***                                                               ].

“SEC” shall have the meaning set forth in Section 12.01 of Exhibit 3.

“Securities Authorities” shall have the meaning set forth in Section 13.05.

“Service Level Credits” [                                                              ***                                                               ].

“Service Levels” shall mean the Designated Service Levels and the New Service Levels.

“Service Location” shall mean any AGE Service Location or BETA Service Location.

“Services” shall mean (a) the Designated Services and (b) the New Services being provided by BETA pursuant to this Agreement; and shall include, during a Termination Assistance Period, the Termination Assistance Services.

“Software” shall mean any computer program that is used (e.g., read, compiled, processed or manipulated) by, in or on Equipment, including: APIs; source code or object code versions of applications programs, operating system software, other programs, computer software languages and utilities; and Related Documentation; in each case, in whatever form or media, including the tangible media upon which they are recorded or printed, together with all corrections, improvements, enhancements, modifications, updates and releases thereof.

“Systems” shall mean the Software, Tools and Equipment used to provide the Services.

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“Term” shall mean the Initial Term and each Renewal Term, if any.

“Termination Assistance Period” shall mean each period of time, as designated by AGE, commencing on the date a determination is made by AGE that there will be an Assistance Event and continuing for up to 12 months after the commencement of such Assistance Event, as designated by AGE, during which period BETA shall provide the Termination Assistance Services.

“Termination Assistance Services” shall mean (a) the Services (including the terminated, insourced, resourced or expired Services and, in each case, any replacements thereof or supplements thereto), to the extent AGE requests such Services during a Termination Assistance Period, (b) BETA’s cooperation with AGE or any third party designated by AGE in the transfer of the Services (or replacement or supplemental services) to AGE or a third party and (c) any New Services requested by AGE in order to facilitate the transfer of the Services (or replacement or supplemental services) to AGE or a third party.

“Tools” shall mean any development and performance testing tools, know-how, methodologies, processes, technologies or algorithms and Related Documentation; in each case, in whatever form or media, including the tangible media upon which they are recorded or printed, together with all corrections, improvements, enhancements, modifications, updates and releases thereof.

“Triggering Provisions” shall have the meaning set forth in Section 24.03.

“Use” shall mean to load, execute, compile, manipulate, process, store, purge, transmit, receive, display, distribute, copy, maintain, modify, enhance and create derivative works.

“User Acceptance Testing” or “UAT” shall have the meaning set forth in Section 6.01 of Exhibit 3.

“Vital Records” shall mean the records necessary to (a) resume operations of a business, (b) reestablish the financial and legal status of a company and (c) fulfill obligations to stock, or other equity, holders, employees, customers and Governmental Authorities, in each case, as expeditiously as possible.

“Work Authorization” shall mean an authorization by AGE to BETA to perform a New Service (including Development Services), which authorization (a) is provided in a writing executed by the AGE Contract Manager and (b) contains a description of the New Service to which it relates and any applicable New Service Levels, specifies the New Fees to be paid for such New Service and specifies the respective rights of the Parties in any Work Product resulting from such New Service.

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EXHIBIT 2

TO HOSTING AND SERVICES AGREEMENT

DEFERRED GAPS

ARTICLE I

DEFERRED GAP RESOLUTIONS

Section 1.01 BETA Deferred Gap Resolutions.

The “BETA Deferred Gaps” are identified in Schedule A. BETA agrees to provide all resources necessary to develop and implement those enhancements to the BETA Core Systems required to resolve and eliminate all BETA Deferred Gaps (“BETA Deferred Gap Resolutions”) in accordance with AGE Deferred Gap Requirements at no development-related cost to AGE. The Parties acknowledge that the [***] FTEs provided to AGE pursuant to Section 3.16 of the Agreement shall not be used or otherwise applied towards BETA’s development and completion of the BETA Deferred Gap Resolutions. Notwithstanding the foregoing, based upon the analysis conducted by the Parties as of the date of this Agreement, the Parties do not anticipate any infrastructure or other costs to AGE related to resolution of the BETA Deferred Gaps. BETA will endeavor to ensure that its approach to resolving the BETA Deferred Gaps will not result in additional costs to AGE. However, if BETA is unable to reasonably resolve a BETA Deferred Gap without incurring infrastructure or other similar costs, the Parties will mutually agree upon what costs, if any, will be payable by AGE. BETA will develop and implement all BETA Deferred Gap Resolutions in accordance with the procedures set forth in Article II.

Section 1.02 BETA Deferred Gap Project Plan.

Attached hereto as Schedule B is a preliminary “BETA Deferred Gap Project Plan”, which includes a description of tasks and schedule for resolution of the BETA Deferred Gaps. The BETA Deferred Gap Project Plan attached as Schedule B is preliminary only, historical in nature and does not represent the Parties’ current understanding with respect to the timing of certain deliverables by BETA. The Parties will use reasonable efforts to continue to complete the tasks, and the Parties agree to negotiate in good faith a final BETA Deferred Gap Project Plan, including revising delivery dates where necessary, in accordance with Section 3.19 of the Agreement. The final BETA Deferred Gap Project Plan will be the governing plan and schedule for resolving the BETA Deferred Gaps. BETA agrees to complete all BETA Deferred Gap Resolutions and provide all technical deliverables in accordance with the final BETA Deferred Gap Project Plan.

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Section 1.03 BETA Deferred Gap Fees.

So long as BETA is resolving the BETA Deferred Gaps in accordance with the BETA Deferred Gap Project Plan as set forth in Section 2.02, commencing on the Conversion Effective Date, AGE will pay BETA the sum of [        ***        ] per month through [    ***    ] to resolve the BETA Deferred Gaps. In the event that BETA fails to resolve the applicable BETA Deferred Gaps in accordance with the dates set forth in the final BETA Deferred Gap Project Plan, AGE shall have the right to withhold and defer payment for the applicable month until the end of the month in which such milestone is achieved.

ARTICLE II

DEFERRED GAP PROCEDURES

Section 2.01 Schedule for BETA Deferred Gap Resolution.

BETA agrees to promptly notify AGE of any actual or anticipated deviations from the preliminary or final BETA Deferred Gap Project Plan and escalate schedule adjustment issues in order to ensure that all BETA Deferred Gaps are resolved and all BETA Deferred Gap Project Plan activities are completed in accordance with the BETA Deferred Gap Project Plan. Any changes to the BETA Deferred Gap Project Plan must be approved by AGE in writing in accordance with the PCR Process set forth in Exhibit 3. BETA will use its project reporting methodology to notify AGE of any deviations from the BETA Deferred Gap Project Plan.

Section 2.02 Development of BETA Deferred Gap Resolutions.

Prior to developing any BETA Deferred Gap Resolutions, BETA will design the proposed specifications for such resolutions and submit such design specifications to AGE for review and sign-off in accordance with the following approval process:

(a) Requirements. AGE will submit to BETA the AGE Deferred Gap Requirements for each BETA Deferred Gap Resolution and technical deliverable using the “BETA Systems User Request Form” attached as Schedule C. BETA will review and sign-off on AGE’s requirements within five (5) business days or such other mutually agreed upon time period. In addition to the requirements reflected on the BETA Systems User Request Form, AGE also requires that each BETA Deferred Gap Resolution function so that AGE can utilize the BETA Core Systems in the manner represented in the architectural diagrams set forth in Exhibit 11 to the Agreement. AGE further requires that each technical deliverable be provided so that the technical deliverable is capable of being relied upon, incorporated into or integrated with the AGE systems, so that AGE can utilize the BETA Core Systems in the manner represented in the architectural diagrams set forth in Exhibit 11. The requirements described in this Section shall be collectively referred to as “AGE Deferred Gap Requirements.”

(b) Deferred Gap Functional Specifications. For each BETA Deferred Gap Resolution, prior to development, BETA will develop and document Deferred Gap Functional Specifications based on AGE Deferred Gap Requirements and will submit such specifications to AGE for review and sign-off. “Deferred Gap Functional Specifications” means a document describing, among other things, the AGE Deferred Gap Requirements, the affected business process and the proposed enhancement to the BETA Core Systems. The BETA standard functional specification document is attached as Schedule D. BETA agrees that all Deferred Gap Functional Specifications submitted to AGE will document the components reflected in Schedule D in at least the same level of detail as contained in Schedule D. AGE will notify BETA of any defects or deficiencies in the Deferred Gap Functional Specifications. BETA will correct such defects or deficiencies as promptly as reasonably possible taking into consideration the nature of the BETA Deferred Gap and the nature of the defect or deficiency in the Deferred Gap Functional Specification. BETA will resubmit the corrected Deferred Gap Functional Specifications to AGE for review and sign-off. AGE will submit its written approval of the Deferred Gap Functional Specifications for each BETA Deferred Gap Resolution using the form attached as Schedule E. No Deferred Gap Functional Specification will be considered accepted until AGE’s written approval has been submitted to BETA. Upon final written approval from AGE of a Deferred Gap Functional Specification, BETA will proceed to develop the applicable BETA Deferred Gap Resolution.

(c) Deferred Gap Technical Specifications. If required by the Deferred Gap Project Plan, BETA will submit Deferred Gap Technical Specifications. “Deferred Gap Technical Specifications” means a document describing the technical components and features of a technical deliverable in sufficient detail to allow AGE to either (1) design AGE Deferred Gap Resolutions relying upon and/or incorporating the technical deliverable and/or (2) integrate the technical deliverable with AGE’s systems. The Deferred Gap Technical Specifications will not include the source code for any BETA or Thomson Financial proprietary technical product. A sample Deferred Gap Technical Specification document is attached as Schedule F. BETA agrees that all Deferred Gap Technical Specifications submitted to AGE will document the components reflected in Schedule F in at least the same level of detail as contained in Schedule F. AGE will notify BETA of any defects or deficiencies in the Deferred Gap Technical Specifications. BETA will promptly correct such defects or deficiencies and resubmit the corrected Deferred Gap Technical Specifications to AGE for review and approval. AGE will provide BETA with its preliminary approval of the technical deliverable and Deferred Gap Technical Specifications following satisfactory completion of the review process described in this Section. AGE’s preliminary approval will be reflected in the form attached as Schedule E. Final approval of each technical deliverable and Deferred Gap Technical Specification will not be provided until AGE has successfully completed all testing of the BETA Deferred Gap Resolution(s) and/or the AGE system that relies upon or incorporates the technical deliverable. AGE’s final approval will be reflected in the form attached as Schedule E.

Section 2.03 Testing of BETA Deferred Gap Resolutions.

(a) BETA Testing. Prior to implementing any BETA Deferred Gap Resolutions, BETA will conduct internal quality assurance tests of each resolution to validate that all BETA Deferred Gap Resolutions function in accordance with Deferred Gap Functional Specifications. Such testing will include unit and regression testing of each BETA Deferred Gap Resolution. BETA will identify and correct any defects or deficiencies discovered during its internal quality assurance testing.

(b) AGE Testing. Upon successful completion of BETA’s internal quality assurance testing, BETA will submit each BETA Deferred Gap Resolution to AGE to allow AGE to conduct its own testing. AGE will develop a test plan that will identify AGE’s test approach and any assistance required from BETA to allow AGE to conduct its testing. BETA agrees to provide all assistance reasonably required and identified in AGE’s test plan to allow AGE to complete its testing. BETA’s assistance will include: making the AGE Test Regions described in Exhibit 3 available to AGE as required to complete its testing and, making updates to the AGE Test Regions as necessary to allow AGE to conduct its tests. AGE will evaluate test results and BETA will promptly correct any defects or deficiencies in each BETA Deferred Gap Resolution discovered during AGE’s testing and resubmit the corrected BETA Deferred Gap Resolution to AGE for review and sign-off. Following successful completion of AGE’s tests, AGE will submit its written approval of each BETA Deferred Gap Resolution using the form attached as Schedule G. No BETA Deferred Gap Resolution will be considered accepted until AGE’s written approval has been submitted to BETA.

Section 2.04 Implementation of BETA Deferred Gap Resolutions.

BETA will implement all BETA Deferred Gap Resolutions that have been approved by AGE by incorporating such gap resolutions into the production environment of the BETA Core Systems that will be generally available to BETA’s customers, including AGE.

Schedule A to Exhibit 2

BETA Deffered Gaps

SCR	GAP ID	Description

34-385	MSGP27-2	[***]

34-393	MSGP07-2	[***]

34-383	MSGP47-2	[***]

34-380	MSGP70-2	[***]

34-381	MSGP53-2	[***]

34-518	MFGPT65-2	[***]
34-513	MFGPT77-2	[***]

34-505	MFGPT100-2	[***]
MSGP05
XX-XXX	MFGPT112-2	[***]

34-498	FCGP001-2	[***]

34-316	MVGP35-2	[***]
34-658	TLGP04	[***]

34-119	TNGP01-2	[***]

34-121	TNGP14-2	[***]

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34-465	ROGP070-2	[***]

34-480	ROGP050-2	[***]
ROGP30
ROGP47
ROGP60
ROGP61
ROGP68
34-580	ROGP083-2	[***]

34-478	ROGP044-2	[***]

XX-XXX	ROGP84-2	[***]
34-579	ROGP080-2	[***]
xx-xxx	ROGP42-2	[***]

34-784	BLEN001-2	[***]

34-132	ATGP22-2	[***]
34-133	ATGP23-2	[***]

34-279	MGGP03-2	[***]
MGGP45

34-267	MGGP62-2	[***]
MGGP69

34-265	MGGP65-2	[***]
34-264	MGGP67-2	[***]
MGGP04
xx-xxx	MGGP76-2	[***]
MGGP64

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xx-xxx	MGGP77-2	[***]
MGGP20

34-900	MGGP81	[***]

34-024	CPGP27-2	[***]

34-075	DCGP02-2	[***]

34-074	DCGP03-2	[***]

34-071	DCGP13-2	[***]
34-069	DCGP21-2	[***]

XX-XXX	AGEPCR#176	[***]

XX-XXX	AUGP12	[***]

XX-XXX	AUGP13	[***]

XX-XXX	AUGP14	[***]

XX-XXX	AUGP15	[***]

XX-XXX	AUGP16	[***]

XX-XXX	AUGP17	[***]

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XX-XXX	AUGP18	[***]

XX-XXX	AUGP19	[***]

XX-XXX	AUGP20	[***]

XX-XXX	AUGP21	[***]

XX-XXX	AUGP22	[***]

XX-XXX	AUGP23	[***]

XX-XXX	AUGP24	[***]

XX-XXX	AUGP25	[***]

34-055	DVGP030-2	[***]
XX-XXX	DVGP44-2	[***]
	DVGP81	[***]

34-187	TRGP31-2	[***]
XX-XXX	TRGP34-2	[***]

34-190	TRGP38-2	[***]

34-570	TRGP41-2	[***]

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XX-XXX	TRGP33-2	[***]
34-193	TRGP53-2	[***]

34-300	SMGP301-2	[***]
XX-XXX	SMGP366-2	[***]

	SMGP317	[***]

	SMGP318	[***]

34-307	P2GP030-2	[***]
34-044	CKGP02-2	[***]
34-082	CKGP13-2	[***]

34-078	CKGP30-2	[***]

34-106	BTGP03-2	[***]
BTGP02

34-110	BTGP022-2	[***]

34-244	BTGP048-2	[***]

34-243	BTGP049-2	[***]

XX-XXX	BTGP053 -1	[***]

34-203	OPGP002-2	[***]

34-205	OEGP025-2	[***]

XX-XXX	OEGP052 -2	[***]

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34-209	OEGP071-2	[***]
OEGP175
OEGP219
OEGP090
OEGP197
OEGP198
OEGP254
34-219	OEGP136-2	[***]

34-217	OEGP181-2	[***]

34-215	OEGP188-2	[***]

XX-XXX	OEGP206-2	[***]

34-249	OEGP248-2	[***]

34-511	MFGPT092-2	[***]

34-245	OEGP302-2	[***]

XX-XXX	OEGP315 - 2	[***]

XX-XXX	OEGP328	[***]

XX-XXX	OEGP335	[***]

XX-XXX	OEGP247	[***]

XX-XXX	OEGP147	[***]

XX-XXX	OEGP279	[***]

34-227	OTGP021-2	[***]

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99-3994	PSGP01-2	[***]

XX-XXX	PSGP97-2	[***]

34-229	PSGP27-2	[***]

34-426	TMGP020-2	[***]

34-410	TMGP022-2	[***]
TMGP23

XX-XXX	TMGP025-2	[***]

XX-XXX	TMGP040-2	[***]
TMGP122

XX-XXX	TMGP042-2	[***]

XX-XXX	TMGP047-2	[***]

XX-XXX	TMGP048-2	[***]

34-561	TMGP091-2	[***]

XX-XXX	TMGP140-2	[***]

34-608	TMGP221-2	[***]
TMGP164
TMGP165
TMGP168
TMGP171
TMGP172
TMGP173
TMGP175
TMGP176
TMGP177
TMGP178

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TMGP180
TMGP181
TMGP189
TMGP190
TMGP196
TMGP197
TMGP198
TMGP201

34-324	ESGP22-2	[***]
ESGP25
ESGP26
ESGP27
XX-XXX	UTGP11-2	[***]
UTGP19
UTGP23
UTGP25
UTGP17
UTGP30
UTGP60
UTGP62
UTGP72
34-642	UTGP28-2	[***]

xx-xxx	MAGP37-2	[***]

34-199	MAGP47-2	[***]

xx-xxx	MAGP52-2	[***]

34-202	MAGP26-2	[***]
MAGP27
MAGP55

34-198	MAGP49-2	[***]

34-595	MAGP22-2	[***]

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MAGP23

34-596	MAGP32-2	[***]
34-554	TCGP12-2	[***]
TCGP22
TCGP23
TCGP25
TCGP28
TCGP29

34-542	TCGP17-2	[***]

34-150	GLGP07-2	[***]
TLGP13

34-148	SAGP16-2	[***]

34-147	SAGP30-2	[***]
SAGP36

34-146	SAGP43-2	[***]
xx-xxx	SAGP49-2	[***]
xx-xxx	SAGP51-2	[***]
xx-xxx	SAGP54-2	[***]
xx-xxx	SAGP55-2	[***]
xx-xxx	SAGP56-2	[***]

xx-xxx	SAGP50-2	[***]
xx-xxx	SAGP52-2	[***]
xx-xxx	SAGP53-2	[***]

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SCHEDULE B

TO EXHIBIT 2

PRELIMINARY BETA DEFERRED GAP PROJECT PLAN

See attached documents:

B.1.	AGE Customer Accounting BETA Gaps

B.2.	AGE Securities Accounting BETA Gaps

B.3.	AGE Trade Processing 2 BETA Gaps

B.4	AGE Info Processing BETA Gaps

B.5.	AGE Trade Processing 1 Beta

B.6.	AGE Cashier BETA Gaps

B.7.	AGE Client and Advisor Services Gaps

AGE/BETA Confidential

AGE Credit & Banking BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]		[***]
3	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]		[***]
4	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
5	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
8	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	34-132	CR48	ATGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
12	34-132		ATGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
13	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]		[***]
14	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
15	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
18	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	34-133	CR63	ATGP23-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
23	34-133		ATGP23-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
24				[***]	[***]	[***]	[***]	[***]		[***]
25	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]		[***]
26	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
27	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
30	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	34-279	CR52	MGGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
34	34-279		MGGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
35	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]		[***]
36	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
37	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]
38	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
40	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	34-267	CR62	MGGP62-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
44	34-267		MGGP62-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
45	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]		[***]
46	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
47	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
48	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
50	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51	34-265	CR58	MGGP65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
54	34-265		MGGP65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
55	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]		[***]
56	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
57	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
58	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
59	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
60	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
62	34-264	CR66	MGGP67-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
63	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
64	34-264		MGGP67-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
65	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]
66	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
67	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
68	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
70	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72	xx-xxx	CR60	MGGP76-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
73	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
74	xx-xxx		MGGP76-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
75	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]
76	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
77	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
78	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
79	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
80	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
81	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
82	xx-xxx	CR52	MGGP77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
83	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
84	xx-xxx		MGGP77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

AGE Client Positions / Corporate Actions BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]
3	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]		[***]
4	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
5	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
8	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	34-055	CR65	DVGP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
12	34-055		DVGP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
13	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]		[***]
14	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
15	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
18	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	XX-XXX	CR66	DVGP44-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
22	XX-XXX		DVGP44-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
23				[***]	[***]	[***]	[***]	[***]		[***]
24	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]		[***]
25	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
26	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
29	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	34-187	CR58	TRGP31-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
35	34-187		TRGP31-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
36	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]		[***]
37	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
38	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
41	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	XX-XXX	CR66	TRGP34-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
44	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
45	XX-XXX		TRGP34-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
46	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]		[***]

1 of 4

AGE Client Positions / Corporate Actions Beta Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
47	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
48	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
51	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	34-190	CR55	TRGP38-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
54	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
55	34-190		TRGP38-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
56	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]		[***]
57	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
58	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
59	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
61	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
62	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
63	34-570	CR59	TRGP41-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
64	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
65	34-570		TRGP41-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
66	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]		[***]
67	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
68	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
70	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
71	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
73	XX-XXX	CR55	TRGP33-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
74	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
75	XX-XXX		TRGP33-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
76	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]		[***]
77	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
78	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
79	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
80	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
81	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
82	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
83	34-193	CR61	TRGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
84	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
85	34-193		TRGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
86				[***]	[***]	[***]	[***]	[***]
87	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]		[***]
88	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
89	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
90	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
91	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
92	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 of 4

AGE Client Positions / Corporate Actions BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
93	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
94	34-300	CR44	SMGP301-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
95	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
96	34-300		SMGP301-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
97	XX-XXX		SMGP317-2	[***]	[***]	[***]	[***]	[***]		[***]
98	XX-XXX		SMGP317-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
99	XX-XXX		SMGP317-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
100	XX-XXX		SMGP317-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
101	XX-XXX		SMGP318-2	[***]	[***]	[***]	[***]	[***]		[***]
102	XX-XXX		SMGP318-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
103				[***]	[***]	[***]	[***]	[***]
104	XX-XXX		SMGP318-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
105	XX-XXX		SMGP318-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
106	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]		[***]
107	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
108	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
109	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
111	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
112	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
113	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
114	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
115	XX-XXX		SMGP366-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
116				[***]	[***]	[***]	[***]	[***]
117	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]		[***]
118	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
119	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
121	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
122	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
123	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
124	34-307	CR63	P2GP030-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
126	34-307		P2GP030-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
127				[***]	[***]	[***]	[***]	[***]		[***]
128	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]		[***]
129	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
130	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
131	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
132	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
133	34-044	CR54	CKGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
134	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
136	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
137	34-044		CKGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
138	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]		[***]

3 of 4

AGE Client Positions / Corporate Actions BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
139	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
140	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
141	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
142	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
143	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
144	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
146	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
147	34-082	CR60	CKGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
148	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
149	34-082		CKGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
150	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]		[***]
151	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
152	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]
153	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
154	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
155	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
156	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
157	34-078	CR63	CKGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
158	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
159	34-078		CKGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
160

4 of 4

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]		[***]
3	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]		[***]
4	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
5	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
8	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	34-324	CR66	ESGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
12	34-324		ESGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
13				[***]	[***]	[***]	[***]	[***]		[***]
14	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]		[***]
15	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
16	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
19	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	XX-XXX	CR52	UTGP11-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
23	XX-XXX		UTGP11-2	[***]	[***]	[***]	[***]	[***]		[***]
24	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]		[***]
25	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]		[***]
26	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]		[***]
29	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-642	CR60	UTGP28-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]		[***]
33	34-642		UTGP28-2	[***]	[***]	[***]	[***]	[***]		[***]
34				[***]	[***]	[***]	[***]	[***]		[***]
35	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]
36	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
37	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
40	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
42	XX-XXX	CR46	MAGP37-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
44	XX-XXX		MAGP37-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
45	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]		[***]
46	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
47	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
48	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
50	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	34-199	CR43	MAGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
54	34-199		MAGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
55	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]
56	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
57	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
58	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
59	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
60	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
62	XX-XXX	CR50	MAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
63	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
64	XX-XXX		MAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
65	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]		[***]
66	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
67	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
68	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
69	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
70	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72	34-202	CR55	MAGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
73	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
74	34-202		MAGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
75	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]
76	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
77	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
78	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
79	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
80	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
81	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
82	34-198	CR52	MAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
83	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
84	34-198		MAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
85	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]
86	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
87	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
88	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
89	34-1026		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
90	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
91	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
92	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
93	34-1026		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
94	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
95	34-1026		MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
96	34-595	CR52	MAGP22-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
97	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
98	34-595		MAGP22-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
99	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]		[***]
100	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
101	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
102	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
103	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
104	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
106	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
107	34-596	CR55	MAGP32-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
108	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
109	34-596		MAGP32-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
110				[***]	[***]	[***]	[***]	[***]		[***]
111	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]		[***]
112	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
113	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
114	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
115	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
116	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
117	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
118	34-554	CR52	TCGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
119	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
120	34-554		TCGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
121	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]		[***]
122	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
123	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
124	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
125	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
126	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
127	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
128	34-542	CR51	TCGP17-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
129	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
130	34-542		TCGP17-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
131				[***]	[***]	[***]	[***]	[***]		[***]
132	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]		[***]
133	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
134	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
136	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
137	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
138	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
139	34-150	CR63	GLGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
141	34-150		GLGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
142				[***]	[***]	[***]	[***]	[***]		[***]
143	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]		[***]
144	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
145	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
146	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
147	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
148	34-148		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
149	34-148		AUGP16	[***]	[***]	[***]	[***]	[***]
150	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
152	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
153	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
154	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
155	34-148	CR47	SAGP16-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
156	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
157	34-148		SAGP16-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
158	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]		[***]
159	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
160	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
161	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
162	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
163	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
164	34-147	CR40	SAGP30-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
165	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
166	34-147		SAGP30-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
167	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]		[***]
168	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
169	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
170	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
171	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
172	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
173	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
174	34-146	CR48	SAGP43-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
175	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
176	34-146		SAGP43-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
177	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]
178	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
179	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
180	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
181	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
182	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
183	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
184	XX-XXX	CR39	SAGP49-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
185	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
186	XX-XXX		SAGP49-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
187	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]		[***]
188	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
189	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
190	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
191	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
192	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
193	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
194	XX-XXX	CR43	SAGP51-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
195	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
196	XX-XXX		SAGP51-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
197	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]		[***]
198	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
199	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
200	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
201	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
202	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
203	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204	XX-XXX	CR47	SAGP54-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
205	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

5

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
206	XX-XXX		SAGP54-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
207	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]		[***]
208	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
209	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
210	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
211	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
212	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
213	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
214	XX-XXX	CR48	SAGP55-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
215	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
216	XX-XXX		SAGP55-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
217	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]		[***]
218	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
219	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
220	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
221	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
222	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
223	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
224	XX-XXX	CR52	SAGP56-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
225	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
226	XX-XXX		SAGP56-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
227	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]		[***]
228	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
229	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
230	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
231	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
232	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
233	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
234	XX-XXX	CR57	SAGP50-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
235	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
236	XX-XXX		SAGP50-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
237	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]
238	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
239	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
240	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
241	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
242	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
243	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
244	XX-XXX	CR54	SAGP52-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
245	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
246	XX-XXX		SAGP52-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

6

AGE Enterprise Management BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
247	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]		[***]
248	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
249	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
250	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
251	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
252	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
254	XX-XXX	CR58	SAGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
255	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
256	XX-XXX		SAGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

7

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]
3	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]
4	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]
5	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]	[***]
6	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]	[***]
7	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]
8	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]	[***]
9	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]	[***]
10	34-900	CR65	MGGP81	[***]	[***]	[***]	[***]	[***]	[***]
11	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]
12	34-900		MGGP81	[***]	[***]	[***]	[***]	[***]
13				[***]	[***]	[***]	[***]	[***]		[***]
14	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
15	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
16	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
19	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	34-024	CR34	CPGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
23	34-024		CPGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
24				[***]	[***]	[***]	[***]	[***]		[***]
25	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]		[***]
26	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
27	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
30	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	34-075	CR51	DCGP02-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
34	34-075		DCGP02-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
35	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]		[***]
36	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
37	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
40	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	34-074	CR51	DCGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
44	34-074		DCGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
45	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]		[***]
46	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
47	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
48	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
49	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
52	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
54	34-071	CR62	DCGP13-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
55	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
56	34-071		DCGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
57	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]		[***]
58	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
59	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
62	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
63	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
64	34-069	CR63	DCGP21-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
66	34-069		DCGP21-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
67				[***]	[***]	[***]	[***]	[***]
68	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]		[***]
69	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
70	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]
71	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
73	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
74	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
75	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
76	XX-XXX	CR41	AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
77	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
78	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
79	XX-XXX		AUGP26-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
80	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
81	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
82	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
83	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
84	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]
85	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
86	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
87	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
88	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
89	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
90	XX-XXX	CR50	AUGP12-2	[***]	[***]	[***]	[***]	[***]	[***]
91	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]
92	XX-XXX		AUGP12-2	[***]	[***]	[***]	[***]	[***]
93	XX-XXX		AUGP13-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
94	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]		[***]	[***]
95	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
96	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
97	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]
98	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
99	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
100	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
101	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
102	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
103	XX-XXX	CR52	AUGP13	[***]	[***]	[***]	[***]	[***]	[***]
104	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]
105	XX-XXX		AUGP13	[***]	[***]	[***]	[***]	[***]
106	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]		[***]	[***]
107	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]		[***]	[***]
108	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
109	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
110	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]
111	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
112	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
113	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
114	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
115	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
116	XX-XXX	CR61	AUGP14	[***]	[***]	[***]	[***]	[***]	[***]
117	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]
118	XX-XXX		AUGP14	[***]	[***]	[***]	[***]	[***]
119	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]		[***]	[***]
120	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]		[***]	[***]
121	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
122	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
123	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]
124	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
125	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
126	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
127	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
128	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
129	XX-XXX	CR64	AUGP15	[***]	[***]	[***]	[***]	[***]	[***]
130	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]
131	XX-XXX		AUGP15	[***]	[***]	[***]	[***]	[***]
132	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]		[***]	[***]
133	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]		[***]	[***]
134	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
135	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
136	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]
137	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
138	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
139	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
140	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
141	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
142	XX-XXX	CR50	AUGP16	[***]	[***]	[***]	[***]	[***]	[***]
143	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]
144	XX-XXX		AUGP16	[***]	[***]	[***]	[***]	[***]

3

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
145	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]		[***]	[***]
146	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]		[***]	[***]
147	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
148	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
149	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]
150	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
151	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
152	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
153	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
154	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
155	XX-XXX	CR64	AUGP17	[***]	[***]	[***]	[***]	[***]	[***]
156	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]
157	XX-XXX		AUGP17	[***]	[***]	[***]	[***]	[***]
158	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]		[***]	[***]
159	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]		[***]	[***]
160	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
161	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
162	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]
163	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
164	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
165	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
166	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
167	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
168	XX-XXX	CR64	AUGP18	[***]	[***]	[***]	[***]	[***]	[***]
169	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]
170	XX-XXX		AUGP18	[***]	[***]	[***]	[***]	[***]
171	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]		[***]	[***]
172	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]		[***]	[***]
173	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]
174	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
175	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
176	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
177	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
178	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
179	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
180	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
181	XX-XXX	CR64	AUGP19	[***]	[***]	[***]	[***]	[***]	[***]
182	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]
183	XX-XXX		AUGP19	[***]	[***]	[***]	[***]	[***]
184	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]		[***]	[***]
185	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]		[***]	[***]
186	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
187	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
188	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]
189	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
190	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
191	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
192	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]

4

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
193	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
194	XX-XXX	CR42	AUGP20	[***]	[***]	[***]	[***]	[***]	[***]
195	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]
196	XX-XXX		AUGP20	[***]	[***]	[***]	[***]	[***]
197	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]		[***]	[***]
198	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]		[***]	[***]
199	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
200	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
201	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]
202	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
203	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
204	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
205	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
206	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
207	XX-XXX	CR52	AUGP21	[***]	[***]	[***]	[***]	[***]	[***]
208	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]
209	XX-XXX		AUGP21	[***]	[***]	[***]	[***]	[***]
210	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]		[***]	[***]
211	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]		[***]	[***]
212	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
213	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
214	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]
215	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
216	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
217	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
218	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
219	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
220	XX-XXX	CR52	AUGP22	[***]	[***]	[***]	[***]	[***]	[***]
221	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]
222	XX-XXX		AUGP22	[***]	[***]	[***]	[***]	[***]
223	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]		[***]	[***]
224	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]		[***]	[***]
225	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
226	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
227	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]
228	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
229	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
230	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
231	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
232	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
233	XX-XXX	CR53	AUGP23	[***]	[***]	[***]	[***]	[***]	[***]
234	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]
235	XX-XXX		AUGP23	[***]	[***]	[***]	[***]	[***]
236	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]		[***]	[***]
237	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]		[***]	[***]
238	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
239	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
240	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]

5

AGE Info Processing BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
241	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
242	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
243	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
244	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
245	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
246	XX-XXX	CR50	AUGP24	[***]	[***]	[***]	[***]	[***]	[***]
247	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]
248	XX-XXX		AUGP24	[***]	[***]	[***]	[***]	[***]
249	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]		[***]	[***]
250	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]		[***]	[***]
251	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
252	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]
254	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
255	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
256	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
257	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
258	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
259	XX-XXX	CR52	AUGP25	[***]	[***]	[***]	[***]	[***]	[***]
260	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]
261	XX-XXX		AUGP25	[***]	[***]	[***]	[***]	[***]

6

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]		[***]
3	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]		[***]
4	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
5	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
8	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	34-106	CR42	BTGP03-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
12	34-106		BTGP03-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
13	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]		[***]
14	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
15	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
18	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	34-110	CR65	BTGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
22	34-110		BTGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
23	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]		[***]
24	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
25	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
28	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	34-244	CR66	BTGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
32	34-244		BTGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
33	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]		[***]
34	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
35	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
38	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	34-243	CR63	BTGP049-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

1

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
42	34-243		BTGP049-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
43	XX-XXX		BTGP053-1	[***]	[***]	[***]	[***]	[***]		[***]
44	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]		[***]	[***]
45	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
46	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
47	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]		[***]	[***]
48	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50	XX-XXX	CR52	BTGP053	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]		[***]	[***]
52	XX-XXX		BTGP053	[***]	[***]	[***]	[***]	[***]		[***]
53				[***]	[***]	[***]	[***]	[***]		[***]
54	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]
55	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
56	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
57	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
58	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
59	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61	34-203	CR65	OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
62	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
63	34-203		OPGP002-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
64				[***]	[***]	[***]	[***]	[***]		[***]
65	34-205	GP080	OEGP025-2	[***]	[***]	[***]	[***]	[***]		[***]
66	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
67	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
68	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
70	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72	34-205	CR63	OEGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
73	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
74	34-205		OEGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
75	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]		[***]
76	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
77	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
78	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
79	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
80	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
81	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
82	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2

AGE FC Order Entry BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
83	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
84	XX-XXX		OEGP052-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
85	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]		[***]
86	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
87	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
88	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
89	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
90	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
91	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
92	34-209	CR64	OEGP071-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
93	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
94	34-209		OEGP071-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
95	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]		[***]
96	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
97	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
98	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
99	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
100	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
101	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
102	34-219	CR50	OEGP136-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
103	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
104	34-219		OEGP136-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
105	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]
106	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
107	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
108	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
109	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
110	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
111	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
112	34-217	CR56	OEGP181-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
113	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
114	34-217		OEGP181-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
115	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]		[***]
116	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
117	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
118	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
119	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
120	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
121	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
122	34-215	CR42	OEGP188-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
123	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

3

AGE FC Order Entry BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
124	34-215		OEGP188-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
125	XX-XXX	GP140	OEGP206-2	[***]	[***]	[***]	[***]	[***]		[***]
126	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
127	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
128	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
129	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
130	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
131	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
132	XX-XXX	CR35	OEGP206-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
133	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
134	XX-XXX		OEGP206-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
135	34-249	GP042	OEGP248-2	[***]	[***]	[***]	[***]	[***]		[***]
136	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
137	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
138	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
139	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
140	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
141	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
142	34-249	CR45	OEGP248-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
143	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
144	34-249		OEGP248-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
145	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]
146	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
147	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
148	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
149	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
150	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
152	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
153	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
154	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
155	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
156	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
157	34-511	CR54	MFGPT092-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
158	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
159	34-511		MFGPT092-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
160	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]		[***]
161	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
162	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
163	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
164	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

4

AGE FC Order Entry BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
165	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
166	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
167	34-245	CR38	OEGP302-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
168	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
169	34-245		OEGP302-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
170	XX-XXX		OEGP315-2	[***]	[***]	[***]	[***]	[***]		[***]
171	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]		[***]	[***]
172	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
173	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
174	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]		[***]	[***]
175	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
176	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
177	XX-XXX	CR41	OEGP315	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
178	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]		[***]	[***]
179	XX-XXX		OEGP315	[***]	[***]	[***]	[***]	[***]		[***]
180	XX-XXX	GP074	OEGP328-2	[***]	[***]	[***]	[***]	[***]		[***]
181	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]		[***]	[***]
182	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]	[***]
183	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
184	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]		[***]	[***]
185	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
186	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
187	XX-XXX	CR41	OEGP328	[***]	[***]	[***]	[***]	[***]		[***]	[***]
188	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]		[***]	[***]
189	XX-XXX		OEGP328	[***]	[***]	[***]	[***]	[***]		[***]	[***]
190	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]		[***]
191	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]		[***]	[***]
192	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]	[***]
193	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
194	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]		[***]	[***]
195	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
196	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
197	XX-XXX	CR53	OEGP335	[***]	[***]	[***]	[***]	[***]		[***]	[***]
198	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]		[***]	[***]
199	XX-XXX		OEGP335	[***]	[***]	[***]	[***]	[***]		[***]	[***]
200				[***]	[***]	[***]	[***]	[***]		[***]
201	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]		[***]
202	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
203	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
205	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

5

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
206	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
207	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
208	34-227	CR59	OTGP021-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
209	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
210	34-227		OTGP021-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
211				[***]	[***]	[***]	[***]	[***]		[***]
212	99-3994		PSGP01-2	[***]	[***]	[***]	[***]	[***]		[***]
213	99-3994		PSGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
214	99-3994		PSGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
215	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]		[***]
216	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
217	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
218	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
219	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
220	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
221	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
222	XX-XXX	CR49	PSGP97-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
223	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
224	XX-XXX		PSGP97-2	[***]	[***]	[***]	[***]	[***]		[***]
225				[***]	[***]	[***]	[***]	[***]		[***]
226	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
227	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
228	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
229	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
230	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
231	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
232	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
233	34-229	CR61	PSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
234	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
235	34-229		PSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
236				[***]	[***]	[***]	[***]	[***]		[***]
237	34-426	GP302	TMGP020-2	[***]	[***]	[***]	[***]	[***]
238	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
239	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
240	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
241	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
242	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
243	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
244	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
245	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
246	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

6

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
247	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
248	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
249	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
250	34-426		TMGP020-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
251	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]
252	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
254	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
255	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
256	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
257	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
258	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
259	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
260	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
261	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
262	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
263	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
264	34-410		TMGP022-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
265	XX-XXX	GP12	TMGP025-2	[***]	[***]	[***]	[***]	[***]
266	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
267	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
268	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
269	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
270	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
271	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
272	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
273	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
274	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
275	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
276	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
277	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
278	XX-XXX		TMGP025-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
279	XX-XXX	GP264	TMGP040-2	[***]	[***]	[***]	[***]	[***]
280	XX-XXX	PT092	TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
281	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
282	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
283	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
284	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
285	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
286	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
287	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On- Site Resource Name	Text30
288	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
289	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
290	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
291	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
292	XX-XXX		TMGP040-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
293	XX-XXX	GP248	TMGP042-2	[***]	[***]	[***]	[***]	[***]
294	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
295	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
296	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
297	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
298	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
299	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
300	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
301	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
302	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
303	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
304	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
305	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
306	XX-XXX		TMGP042-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
307	XX-XXX	GPT10	TMGP047-2	[***]	[***]	[***]	[***]	[***]
308	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
309	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
310	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
311	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
312	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
313	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
314	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
315	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
316	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
317	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
318	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
319	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
320	XX-XXX		TMGP047-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
321	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]
322	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
323	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
324	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
325	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
326	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
327	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
328	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8

AGE FC Order Entry BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
329	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
330	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
331	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
332	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
333	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
334	XX-XXX		TMGP048-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
335	34-421	P0328	TMGP074-2	[***]	[***]	[***]	[***]	[***]		[***]
336	34-421		TMGP074-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
337	34-421		TMGP074-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
338	34-421		TMGP074-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
339	34-421		TMGP074-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
340	34-421		TMGP074-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
341	34-561	GP043	TMGP091-2	[***]	[***]	[***]	[***]	[***]
342	34-561	GP016	TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
343	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
344	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
345	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
346	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
347	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
348	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
349	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
350	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
351	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
352	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
353	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
354	34-561		TMGP091-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
355	XX-XXX	GP206	TMGP140-2	[***]	[***]	[***]	[***]	[***]
356	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
357	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
358	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
359	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
360	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
361	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
362	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
363	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
364	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
365	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
366	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
367	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
368	XX-XXX		TMGP140-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
369	34-608	UIT’s	TMGP221-2	[***]	[***]	[***]	[***]	[***]

9

AGE FC Order Entry BETA Gaps
ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
370	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
371	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
372	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
373	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
374	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
375	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
376	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
377	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
378	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
379	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
380	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
381	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
382	34-608		TMGP221-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

10

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On- Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]
3				[***]	[***]	[***]	[***]	[***]
4	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]
5	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
6	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
10	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	34-385	CR40	MSGP27-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
14	34-385		MSGP27-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
15	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]
16	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
17	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
21	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	34-393	CR49	MSGP07-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
25	34-393		MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
26	34-393	PR53	MSGP07-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
27	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]		[***]
28	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
29	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
33	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	34-383	CR37	MSGP47-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
37	34-383		MSGP47-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
38	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]
39	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
40	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
42	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
44	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
45	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
46	34-380	CR52	MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
47	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
48	34-380		MSGP70-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
49	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]		[***]
50	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
51	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
54	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
55	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
56	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
57	34-381	CR51	MSGP53-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
58	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
59	34-381		MSGP53-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
60				[***]	[***]	[***]	[***]	[***]
61	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]		[***]
62	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
63	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
64	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
66	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
67	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
68	34-518	CR50	MFGPT65-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
70	34-518		MFGPT65-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
71	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]		[***]
72	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
73	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
74	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
75	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
76	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
77	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
78	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
79	34-513	CR39	MFGPT77-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
80	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
81	34-513		MFGPT77-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
82	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]		[***]

2

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
83	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
84	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
85	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
86	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
87	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
88	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
89	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
90	34-505	CR49	MFGPT100-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
91	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
92	34-505		MFGPT100-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
93	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]		[***]
94	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
95	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
96	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
97	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
98	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
99	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
100	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
101	XX-XXX	CR45	MFGPT112-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
102	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
103	XX-XXX		MFGPT112-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
104				[***]	[***]	[***]	[***]	[***]
105	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]		[***]
106	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
107	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
108	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
109	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
110	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
111	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
112	34-498	CR56	FCGP001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
113	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
114	34-498		FCGP001-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
115				[***]	[***]	[***]	[***]	[***]
116	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]		[***]
117	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
118	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
119	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
120	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
121	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
122	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
123	34-316	CR64	MVGP35-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
124	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
125	34-316		MVGP35-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
126				[***]	[***]	[***]	[***]	[***]
127	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]		[***]
128	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
129	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
130	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
131	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
132	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
133	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
134	34-119	CR55	TNGP01-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
135	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
136	34-119		TNGP01-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
137	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]		[***]
138	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
139	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
140	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
141	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
142	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
143	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
144	34-121	CR52	TNGP14-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
145	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
146	34-121		TNGP14-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
147				[***]	[***]	[***]	[***]	[***]
148	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]		[***]
149	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
150	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
152	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
153	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
154	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
155	34-465	CR52	ROGP070-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
156	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
157	34-465		ROGP070-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
158	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]
159	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
160	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]
161	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
162	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
163	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
164	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
165	34-480	CR52	ROGP050-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
166	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
167	34-480		ROGP050-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
168	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]		[***]
169	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
170	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
171	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
172	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
173	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
174	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
175	34-580	CR52	ROGP083-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
176	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
177	34-580		ROGP083-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
178	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]
179	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
180	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
181	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
182	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
183	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
184	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
185	34-478	CR57	ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
186	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
187	34-478		ROGP044-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
188	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]
189	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
190	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
191	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
192	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
193	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
194	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
195	XX-XXX	CR52	ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
196	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
197	XX-XXX		ROGP84-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
198	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]		[***]
199	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
200	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
201	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
202	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
203	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
205	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5

AGE Cashier BETA Gaps for 11-04

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
206	34-579	CR59	ROGP080-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
207	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
208	34-579		ROGP080-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
209	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]
210	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
211	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
213	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
214	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
215	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
216	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
217	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
218	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
219	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
220	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
221	XX-XXX	CR57	ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
222	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
223	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
224	XX-XXX		ROGP42-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
225				[***]	[***]	[***]	[***]	[***]		[***]
226	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
227	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
228	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
229	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
230	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
231	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
232	34-658	CR59	TLGP04-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
233	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]
234	34-658		TLGP04-2	[***]	[***]	[***]	[***]	[***]		[***]	[***]

6

AGE Client and Advisor Services BETA Gaps

ID	SCR	Release	Gap Id	Task Name	% COMP	Work	Start Date	Finish Date	Resource Names	On-Site Resource Name	Text30
1				[***]	[***]	[***]	[***]	[***]
2				[***]	[***]	[***]	[***]	[***]		[***]
3	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
4	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
5	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
9	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
10	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
11	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
13	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
14	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]
15	34-784		BLEN001-2	[***]	[***]	[***]	[***]	[***]		[***]

1

Schedule C

to Exhibit 2

BETA SYSTEMS USER REQUEST FORM

All fields are required unless otherwise noted.

Request Date	Firm ID #	BETA ID #

Firm Name	A.G. Edwards	Firm #	34

Workstream	Module	Gap ID#

BETA Liaison (onsite owner of module)

Name

Phone Number

Fax Number	Email Address

Primary User Contact (Person able to answer questions about this request)

Name

Phone Number

Fax Number	Email Address

BETA Account Manager

Name

Phone Number

Fax Number	Email Address

DOBE Department Number	Date forwarded to Business Analyst

Business Analyst

Name

Phone Number

Fax Number	Email Address

AGE/BETA Confidential

BETA SYSTEMS USER REQUEST FORM

All fields are required unless otherwise noted.

Does request have any time constraints? Yes                       No                  (only complete if BETA change is needed prior to conversion)

If yes, please indicate the implementation date and reason

Date

(Please note: If this is a regulatory issue, a copy of the regulatory rule must be submitted with this request.)

[Note: Text enclosed in square brackets and displayed in blue italics (style=InfoBlue) is included to provide guidance to the author and should be deleted before publishing the document]

Requirements

_______________________________________________________________________________________________________

[User Requirements of the system should be specified here. Suggestions:

•	What do you expect the system to do for you?

•	Application Features, specific calculations, data presentation, etc...

•	Assumptions and dependencies

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

Other Details _______________________________________________________________________________________________

Describe the possible new online(s) and/or changes to existing online(s)/data files._____________________________________

_______________________________________________________________________________________________________

[Suggestions: New screen functionality (NOT screen shots), list fields/input needed, etc.]

What are the various inquiries for each online? (If applicable) _____________________________________________________

What levels of security are needed?

[Suggestions: TSAR level information, entitlements, user sensitive data being used, etc.]

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

What are the system availability needs?

[Suggestions: hours of use, after market hours activities, 24X7 etc.]

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

AGE/BETA Confidential

BETA SYSTEMS USER REQUEST FORM

All fields are required unless otherwise noted.

Report/Datafile Details (Complete the questions below if applicable.)

[Note: Provide report examples whenever possible.]

Describe the possible new report(s)/datafile(s) and/or changes to existing report(s)/datafile(s)

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

Do you want to see the same information more than one way?     Yes                  No

Describe each view in detail.

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

How often should each view be generated? ____________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

Outside Vendor Details (Complete if applicable.)

Is an outside vendor required?     Yes                  No

If yes, the following sections must be completed.

Vendor Name ___________________________________________________________________________________________

Vendor Address _________________________________________________________________________________________

_______________________________________________________________________________________________________

Contact Name

______________________________________________________________________________________________________

[The following information is not required. If a record layout is available, please submit it with this request.]

Additional Contacts ______________________________________________________________________________________

Website URL ___________________________________________________________________________________________

Communication interface requirements (if applicable)

[Describe any communications interfaces to other systems or devices such as local area networks, remote serial devices, etc.]

_______________________________________________________________________________________________________

Add’l hardware/software requirements (if applicable)

[This section could describe any purchased components to be used with the system, any applicable licensing or usage restrictions, and any associated compatibility/interoperability or interface standards.]

_______________________________________________________________________________________________________

AGE/BETA Confidential

Schedule D

to Exhibit 2

FUNCTIONAL SPECIFICATIONS

(Sample)

BETA Systems Functional Specification Form

The attached form is the standard BETA Functional Specification document. This represents the base document before being customized to the specification being written. Depending on the circumstance of the specification, some of the sections or individual points within a section apply and are completed for the spec and some do not. The form serves as a guide to prompt the Business Analyst who is developing the specification with what may need to be elements of the spec. The end result is that the Functional Specification conveys the detailed design of the new functionality in a form that the user can read. The user then has the ability to review and sign off, assured that BETA understands and meets the requirements of a change. In addition, the functional Specification is turned over to the Development staff for programming of the software needed to match the specification.

AGE/BETA Confidential

BETA SYSTEMS FUNCTIONAL SPECIFICATION FORM

All fields are required unless otherwise noted.

Request Date	Firm ID #	BETA ID #

___________________

Firm Name		Firm #

BETA Liaison

Name

Phone Number

Fax Number	Email Address

Primary User Contact (Person able to answer questions about this request)

Name

Phone Number

Fax Number	Email Address

BETA Account Manager

Name

Phone Number

Fax Number	Email Address

DOBE Department Number	Date forwarded to Business Analyst

Business Analyst

Name

Phone Number

Fax Number	Email Address

AGE/BETA Confidential

FUNCTIONAL SPECS, Continued

Spec Status

Is additional information needed from other BETA resources? (e.g. Business Analyst, Programmer)

Yes                                                           No

Narrative Introduction

Scope

Scope does include

Scope does not include

On-line Specification

Please note: The design definition must be done for each screen added or enhanced. Also note, this design must also be done for each BETALink enhancement.

Fields

Independent Edits (e.g. A, B or C)

Relationship Edits (e.g. This field can only be a 4 if this other field is an X)

User keys (inquiry methods)

Sort criteria (account, type, security)

Function codes

Error messages

Totals

TSAR levels

Functionality of the screen

Procedures for adding a record

Procedures for correcting a record

Procedures for voiding a record

Procedures for deleting a record (if different than voiding)

Procedures for transmitting a record (include re-transmitting)

Online Availability

How long will data be available on-line?

How will information be archived?

If BETA is responsible for archiving, how long will the information be archived?

AGE/BETA Confidential

Report Specification

Please note: A report specification must be defined for each report added or changed.

Frequency (daily, weekly, monthly, etc)

Field Headings

Size

Location of the report

Sort criteria (account, type, security)

Page breaks

Totals

Total breaks

If by sub

AGE/BETA Confidential

System Flow

Please note: Include for each BETALink enhancement (If applicable).

Other affected screens

Other affected reports

Other affected processes (Does this change an already existing process?)

Timings (cutoffs, deadlines)

Interfaces (files coming into or from BETA)

Record layouts

How will information be sent in or out? Firm by firm              Bulk

Communication type NDM             MDH              Web                                  FTP              LU6.2

How often will information be exchanged?

Daily              Weekly              Monthly              Multi Batch              Continuous

Are there any dependencies on other jobs, files or information? Yes              No

User sign-off needs

Please indicate the number of times the user will need to sign-off before process can continue.

Please note: There may be a need to talk to a programmer or other expert to obtain system flow.

AGE/BETA Confidential

Schedule E

to Exhibit 2

FUNCTIONAL AND TECHNICAL SPECIFICATIONS SIGN OFF FORM

Gap ID

Workstream

Module

BETA SCR #

Sign-off

Date

AGE Business Reviewer(s)

AGE/BETA Confidential

Schedule F

to Exhibit 2

POST-CONVERSION TECHNICAL SPECIFICATION

Sample

[***]

AGE/BETA Confidential

Schedule G

to Exhibit 2

SIGN OFF FOR COMPLETION OF TESTING

Gap ID

Workstream

Module

BETA SCR #

Sign-off

Date

AGE Business Reviewer(s)

AGE/BETA Confidential

EXHIBIT 3

TO HOSTING AND SERVICES AGREEMENT

DESCRIPTION OF SERVICES

AGE/BETA Confidential

[***]

EXHIBIT 4

[***]

EXHIBIT 5

TO HOSTING AND SERVICES AGREEMENT

[***]

AGE/BETA Confidential

EXHIBIT 6

TO HOSTING AND SERVICES AGREEMENT

STRATEGIC DIRECTION

As part of BETA’s corporate strategic direction, BETA has plans to enhance the BETA systems to provide the capabilities described below. The manner of implementing the enhancements is subject to infrastructure and system architecture considerations.

[                                                                                                   ***                                                                                                    ]

EXHIBIT 7

TO HOSTING AND SERVICES AGREEMENT

BETA SERVICE LOCATIONS

Location	List of Services provided at this location

United States
350 N. Sunny Slope Road Brookfield, WI 53005	Pre-Conversion Services Conversion Services Hosting Services Help Desk/Customer Service Business Continuity /Disaster Recovery Services Development Services

(address confidential) Wisconsin Data Center 2, WI	Hosting Services BC/DR Services

111 Fulton Street, 7th Floor New York, NY 10038	Account Management

50 California Street 17th Floor San Francisco, CA 94111	Account Management

England
33 Aldgate High St. EC3N 1 EA 4th Floor, London United Kingdom	BETA London product development and support

India

15 Bahai’s Bhavan Rd Bangalore-560 025, India	Quality Assurance and development

Hong Kong
10/F., Gloucester Tower The Landmark 11 Pedder St. Central, Hong Kong	BETA London Employee – product development and support

AGE/BETA Confidential

EXHIBIT 8

TO HOSTING AND SERVICES AGREEMENT

AGE SOFTWARE

AGE Proprietary Software:

Client One

ClientOne is AGE’s proprietary Financial Consultant Workstation. The proprietary ClientOne container provides for the integration and navigation of a full suite of financial services applications that enable AGE’s Financial Consultants to serve their clients and attract new business. The proprietary and third party applications which constitute the ClientOne Workstation, represent multiple technologies, and are made available to each Financial Consultant via a Windows NT/XP workstation.

AGE Third Party Software:

Attachmate myEXTRA Version 7.1.

Attachmate myEXTRA 7.1 is web-based 3270 terminal emulator application, which provides secure, browser-based access to IBM mainframe host systems, such as BETAHost.

AGE/BETA Confidential

Exhibit 9

To Hosting and Services Agreement

BETA SOFTWARE

VENDOR	PRODUCT	VERSION	LICENSE TYPE	LICENSE LIMIT
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AGE/BETA Confidential

VENDOR	PRODUCT	VERSION	LICENSE TYPE	LICENSE LIMIT
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AGE/BETA Confidential

VENDOR	PRODUCT	VERSION	LICENSE TYPE	LICENSE LIMIT
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Vendor			Description of Software
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BETA Proprietary Software* * Includes all associated BETA Proprietary Software applications, modules and other software associated with such software products.

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AGE/BETA Confidential

EXHIBIT 10

TO HOSTING AND SERVICES AGREEMENT

BETA DIRECT COMPETITORS

ADP:

•	Brokerage Services Group

•	Wilco

Sungard Phase 3:

•	Asset Management Systems

•	Securities Processing

•	Wealth Management Services

Pershing/BNY

FiServ Securities

Computer Research, Inc.

Brokerage Computer Systems

Comprehensive Software Systems

The Davidsohn Group

Securities BackOffice Solutions Inc.

Shadow Financial Services Corp.

AGE/BETA Confidential

EXHIBIT 11

TO HOSTING AND SERVICES AGREEMENT

TECHNICAL ARCHITECTURE

See attached documents:

1.	[***]

2.	[***]

AGE/BETA Confidential

EXHIBIT 12

TO HOSTING AND SERVICES AGREEMENT

GOVERNANCE STRUCTURE AND MODEL

This document contains confidential and proprietary contract information; except with the express prior written permission of AGE and BETA, such information may not be published, disclosed, or used for any other purpose.

AGE/BETA Confidential

[***]

EXHIBIT 13

TO HOSTING AND SERVICES AGREEMENT

SECURITY AND OPERATIONAL PROCEDURES

Security Procedures:

1. Virus Protection Requirement: BETA’s Systems, Applications, and/or programs shall be protected against viruses, worms, Trojan horses, logic bombs, and other Destructive Elements. BETA shall, at all times have current anti-viral protection, prevention, and detection software with the most up-to-date virus signature files installed. To protect the integrity of software and information (including AGE Data), BETA shall also have in place policies and procedures designed to prevent and detect the introduction of Destructive Elements. BETA’s controls shall include, but not be limited to the following:

a) Maintaining a formal policy to protect against risks associated with obtaining files and software either from or via external networks, or on any other medium, indicating what protective measures should be taken.

b) Installing and regular updating anti-virus detection and repair software to scan computers and media either as a precautionary control or on a routine basis.

c) Checking any files on electronic media of uncertain or unauthorized origin, or files received over untrusted networks, for viruses before use.

d) Checking any electronic mail attachments and downloads for Destructive Elements before use. This check may be carried out at different places, for example at electronic mail servers, desktop computers or when entering the network of the organization.

e) Maintaining and if necessary promptly implementing appropriate business continuity plans for recovering from virus attacks, including all necessary data and software back-up and recovery arrangements.

2. Firewall Protection Requirement: BETA shall use firewalls to control the security of its networks and Systems on a continuous 24x7x365 basis. BETA shall ensure secure controls within the networks and Systems to segregate groups of information services, users, and information systems.

3. Audit Trail Requirement: BETA’s Systems and Applications shall provide AGE the ability to audit activity on the System or Application that houses AGE Data. These audit trail functions include, but are not limited to (a) unsuccessful logon attempts resulting in a system lockout, (b) report or query capabilities to list current AGE End

AGE/BETA Confidential

Users, (c) report or query capabilities to list End User access permissions, and (d) report of End Users that have not logged on in at least 60 days.

AGE may request Beta to provide additional information during a specific security investigation. BETA will use best efforts to gather available data to assist in such investigation.

4. System Testing and Verification Requirement: BETA shall provide AGE pertinent security review information that relates to the security of AGE Data residing on the BETA Systems. AGE shall participate with the BETA user community (BUC) to determine the scope of SAS 70 audits (which shall, in no event, be less than those specified in the Agreement), and receive copies of all SAS 70 audits of BETA. BETA shall allow AGE to perform periodic security audits on a mutually agreed upon time and approach to validate the security of AGE Data residing on the BETA Systems.

5. Security Incident Response and Reporting Requirement: For the purposes of this Exhibit, a “security incident” is defined as any suspicious or unauthorized activity that may expose any AGE Data or information to any accidental or unauthorized disclosure, corruption, loss, change, theft, sabotage, or unavailability. BETA shall have incident management responsibilities and procedures in place to ensure a quick, effective and orderly response to security incidents, and shall promptly implement such responsibilities and procedures in the event of a security incident. The following controls are required:

a) Procedures should be established to cover all potential types of security incident, including:

1) Information system failures and loss of Service.

2) Denial of Service.

3) Errors resulting from incomplete or inaccurate business data.

4) Breaches of confidentiality.

b) In addition to normal contingency plans (designed to recover Systems or Services as quickly as possible) the procedures shall also cover:

1) Analysis and identification of the cause of the security incident.

2) Planning and implementation of remedies to prevent recurrence, if necessary.

3) Collection of audit trails and similar evidence.

4) Communication with those affected by or involved with recovery from the security incident.

5) Reporting the action to the appropriate authority.

c) Audit trails and similar evidence shall be collected and secured, as appropriate, for:

1) Internal problem analysis.

2) Use as evidence in relation to a potential breach of the Agreement, breach of regulatory requirement or Law or in the event of civil or criminal proceedings, as related to any computer abuse or data protection legislation.

3) Negotiating for compensation from third party software and service suppliers.

d) Action to recover from security breaches and correct system failures that are carefully and formally controlled. The procedures shall ensure that:

1) Only clearly identified and authorized staff and third party personnel are allowed access to live Systems and AGE Data.

2) All emergency actions taken are documented in detail.

3) Emergency action is reported to BETA and AGE management and reviewed in an orderly manner.

4) The integrity of business systems and controls is confirmed with minimal delay.

In the event a security incident does occur, BETA shall report the incident(s) to AGE within 24 hours of BETA’s initial detection of the security incident. BETA shall also comply with all relevant Laws relating to notification of security incidents involving AGE Data.

6. Secure Transmission Requirement: All transmissions or communication of any AGE Data and information between AGE and BETA shall be secured by at least 128-bit encryption strength and dedicated telecommunication lines, unless alternate connectivity is mutually agreed upon.

7. Security Policies and Procedures Requirement: BETA shall provide AGE with BETA’s security policies and procedures on, at least, an annual basis, whenever major System, Application, and program revisions occur, and whenever requested by AGE. BETA shall also provide AGE with external audit reports pertaining to any System, Application, or program that uses, store, transmits, receives, or otherwise handles AGE Data and information within 60 days of the date of the report.

8. Security Maintenance Requirement: BETA shall keep all hardware, Systems, and Software that uses, stores, transmits, receives, or otherwise handles AGE Data and information updated to ensure full protection of the AGE Data. Without limiting the generality of the foregoing, BETA shall comply with the following:

a) Equipment shall be maintained in accordance with the supplier’s recommended service intervals and specifications.

b) Only authorized maintenance personnel shall carry out repairs and service equipment.

c) Records shall be kept of all suspected or actual faults and all preventive and corrective maintenance.

d) Appropriate controls shall be taken when sending Equipment off BETA’s premises for maintenance. Measures shall be taken to ensure that any AGE Data is either purged or made unreadable by encryption methods when any storage device is off premises for maintenance.

Operational Requirements:

1. Organization and Administration. BETA shall maintain and implement organizational control policies and procedures to ensure that:

•	Human Resources – All organizational structure, job descriptions, functional and administrative responsibilities, and lines of authority and reporting are clearly defined and communicated through organization charts, which are updated periodically to provide adequate supervisory control. Incompatible duties within IT (Information Technology) will be adequately segregated and personnel properly supervised.

•	Policies and Procedures – IT policies and procedures have been developed and maintained to guide IT operations, and communicated to BETA’s IT personnel.

•	Compliance — Periodic reviews are performed by BETA on the Application Systems and the information service function to ensure their compliance with legal and regulatory requirements and meeting performance standards, including Service Levels.

•	Internal Audit — Audits on quality control are conducted regularly by independent and qualified personnel. Findings shall be documented in reports and AGE and BETA management shall be briefed on a timely basis the performance results, regulatory and contractual changes affecting BETA and its customers.

•	Insurance — Comprehensive insurance coverage is maintained in accordance with the Agreement to minimize the effect of business interruptions.

2. Computer Operations. BETA shall maintain and implement control policies and procedures to ensure that:

•	Job Processing –Processing is initiated by authorized individuals, scheduled appropriately, monitored and deviations are identified and resolved, and written procedures are in place to properly restart and rerun production jobs.

•	Data Transmissions – Data transmissions between BETA and user organizations or third parties are monitored, complete, accurate and secure.

•	Service Management – Problems reported by AGE and other BETA customers and problems discovered internally are assigned to the appropriate business team for resolution and are addressed within reasonable timeframes.

•	System Availability and Capacity - System availability, System capacity and network bandwidth are maintained at appropriate levels.

3. System Development, Maintenance, and Documentation. BETA shall maintain and implement control policies and procedures to ensure that:

•	Application Development, Maintenance and Documentation –Changes to Application Software are properly authorized, tested, approved, implemented and documented.

•	System Software Maintenance and Implementation – Changes to existing Systems Software are properly authorized, tested, approved, implemented and documented.

•	Network and Telecommunication Device Settings –End Users are required to complete an infrastructure access form for the modification of firewall and router settings. Proper approval of the changes must be obtained and documented by authorized representatives from the security, network and system departments. When approved, the change is scheduled during an assigned change control period.

•	Segregation Between Test and Production – There is a clear separation between test and production Systems and demonstration of the Systems use test accounts in a test system that maintains the confidentiality of user organization data.

4. Access Control. BETA shall maintain and implement control policies and procedures to ensure that:

•	Physical Access – Physical access to computer Equipment, storage media and program documentation is limited to properly authorized individuals.

•	Logical Access – Logical access to Applications, programs, AGE Data, and other user organization data is limited to properly authorized individuals.

•	Remote Access — Unauthorized individuals cannot gain access to Systems, Applications, programs and AGE Data from the Internet or by dial-in, which policies and procedures shall include the use of hardware/software firewalls.

5. Disaster Recovery and Business Continuity. BETA shall maintain and implement control policies and procedures to ensure that:

•	Disaster Recovery and Business Continuity – Disaster Recovery Plans and business continuity policies, procedures and arrangements enable minimal disruption of Application processing activities and Services to End User organizations.

•	Backups – Critical data is consistently backed up and stored in a secure location.

•	Environmental Protection – Safeguards are in place to prevent or limit damage from known hazards.

•	UPS – Uninterrupted power supply (UPS) are properly installed and maintained to provide power to critical Systems in the event of a power failure. Diesel-powered generators are on-site with enough fuel to operate for an appropriate length of time.

Operational Requirements shall be maintained for the mainframe, NT, other distributed systems (1), and network devices (2).

(1)	Examples of other distributed systems in the Beta environment include the XT Server, Beta Access Server, BETA Connect servers and the Powermart Server (RS6000, RGATES and BLONDS)

(2)	Examples of other network devices in the Beta environment include ESCON Directors, IBM 2216, IBM 3745, CISCO 7505, CISCO 6509 and CISCO 1900.

EXHIBIT 14

TO HOSTING AND SERVICES AGREEMENT

KEY PERSONNEL AND KEY POSITIONS

[***]

AGE/BETA Confidential

EXHIBIT 15

TO HOSTING AND SERVICES AGREEMENT

[RESERVED]

AGE/BETA Confidential

EXHIBIT 16

TO HOSTING AND SERVICES AGREEMENT

PRODUCT AVAILABILITY TIMES

All times are considered System Time (Eastern Time)

BETAHost

Daily:

7:00 AM to 7:00 PM* (production available)

7:00 PM to 12:00 AM (limited update availability)

Saturday/Sunday

7:00 AM to 9:00 PM (production available)

9:00 PM to 7:00 AM (unavailable IPL and Maintenance)

7:00 AM to Monday 7:00 AM (production available)

*Assuming	AGE production batch begins at 7:00 PM.

BLServer Inquiry Times:

Same as BETAHost Inquiry time as the basis including the planned notified outage but with an extra benefit:

Inquiry 24x7x365 (Except Planned announced outages)

BLServer Update:

Same as BETAHost update. (Not 24x7x365)

BETALink Inquiry and Update

Same as BETAHost

XTServer:

XTServer has neither Inquiry nor Update capability. XTServer will send a message of events that take place in BETAHost.

During BETAHost Update time: Available

During BETAHost Batch time: Available

During a Planned Outage: Not Available

AGE/BETA Confidential

EXHIBIT 17

TO HOSTING AND SERVICES AGREEMENT

NEW SERVICES

Section 1.01 New Services.

The following shall apply to AGE’s request for New Services to the extent that such request is not otherwise a request for a change, enhancement, or project for which AGE and BETA will use the SCR Process described in Exhibit 3. In the event that AGE makes such a request for New Services, BETA and AGE shall promptly meet and confer to agree upon a process for determining the following:

(a) a description of the services, function and responsibilities anticipated to be performed in connection with such New Service;

(b) a schedule for commencing and completing (or maintaining) such New Service;

(c) BETA’s prospective fees for such New Service and, if requested by AGE, a “not to exceed” amount; and

(d) such other information reasonably requested by either Party.

BETA shall not begin performing any New Service until the AGE Account Executive has provided BETA with authorization to perform the New Service.

Section 1.02 Third Party Services.

Notwithstanding any request made to BETA by AGE pursuant to Section 1.01 above or any other provision in the Agreement, AGE shall have the right at any time to perform any New Service itself and/or to contract with a third party to perform any New Service.

AGE/BETA Confidential

Page1 of 1

EXHIBIT 18

TO HOSTING AND SERVICES AGREEMENT

[***]

AGE/BETA Confidential

EXHIBIT 19

TO HOSTING AND SERVICES AGREEMENT

[RESERVED]

AGE/BETA Confidential

Exhibit 20 - Pro forma Invoice

[***]

EXHIBIT 21

TO HOSTING AND SERVICES AGREEMENT

I. System Narrative -

1. BETAHost®

BETAHost is a mainframe-based, integrated, parameter driven, user defined, real-time processing system, consisting of user transactions commonly referred to as “online functions”. These functions are used to enter and process orders for securities, and to maintain customer and firm accounts. Onlines feature useful color indications, consistent commands, and fill-in-the-blank formats. Functions are grouped according to departments typically found in a back office. Menu-driven access is provided to various online systems such as branch, order processing, tax reporting applications, and back office applications.

BETA will provide AGE with, and the BETA Core Systems will have, the full additional functionality required to resolve AGE’s Conversion Gaps (as described in the Pre-Conversion Agreement) and the BETA Deferred Gaps.

The included departments and their corresponding online functions and reports are more fully described in the Online Documentation CD attached hereto and incorporated herein as Attachment 21-A.

BETAHost includes the following functionality components (at a high level, with additional functionality within each of the items set forth below). The following functionality components are also included in the Online Documentation CD. :

•	ACATS Processing

•	Non-ACATS Tracking System

•	ACATS Fund/SERV

•	Accounts Payable

•	Account Master

•	Account Demographic Information

•	Account Householding

•	ACH Processing

•	Asset Allocation System (Mutual Funds)

•	Auto Exchange Links

•	Cashiering - Autocage

•	Automated Margin Notification Systems

•	Automated Customer Fee Processing

•	Block/Average Price Trading

•	Integrated Option Assignment & Exercise System

•	Automated REG-T Extensions

•	Automated Periodic Investments/Withdrawal

•	Bank Reconciliation Interfaces

•	Block Order Allocation

•	Blue Sheet Reporting (Regulatory)

AGE/BETA Confidential

•	Bond calculator

•	Branch New Account Opening

•	Branch Cashiering Support

•	Branch Check Requests

•	Cash Management

•	Cash Debit System

•	Check Processing

•	Year-End Tax Reporting

•	Centralized Security Master

•	User Customized Security Master

•	Collateral Loan System

•	Combined Trade Date/Settlement Stock Record

•	Compliance/Regulatory Support and Reporting

•	Qualified Plan/IRA Processing & Reporting System

•	Fund/SERV, non-Fund/SERV Processing System

•	Customer and Broker Reorg Notification System

•	Links to External IRA Custodial Processing Services

•	Correspondent Clearing Support

•	Customer Tax Reporting

•	Customer Statements Parameters

•	Customer ACH Interface

•	Customer Suitability Trading Edits

•	Customized Margin Interest Rates

•	Debit/credit card processing

•	Derivatives Processing

•	Dividends/Reorg/Proxy Interface

•	DTC Direct Deposit System

•	DTC Direct Mail

•	Fail Contol

•	FIPS Reporting

•	Floor Broker Billing System

•	Frozen Fund Processing

•	GSCC/MBSCC Interfaces

•	Historical Stock Record

•	Integrated General Ledger System

•	Integrated Compliance Monitoring

•	Interactive I.D.

•	Institutional Delivery System

•	Institutional Block Order Entry System

•	Inventory Offering/Trading

•	Inventory Risk Management

•	Lead/Prospecting Support

•	Listed and Corporate Pricing

•	Managed Accounts

•	Customized Margin Requirements by Account

•	Multi-Currency Capability

•	Mutual Fund Order/Network Processing

•	New Accounts

•	Online Dividend Announcement

•	Online Dividend Reinvestment

•	Online Reorg Announcements

•	Order Review/Release Support

•	Order File History

•	Order processing

•	OTC Trading Interface

•	OATS-Compliant Interface

•	Periodic Investment System

•	Prime Brokerage Accounting/Trading

•	Professional Execution Services

•	Registered Rep Registration

•	Stock Record Activity

•	Security Processing

•	Required Minimum Distribution

•	Restricted Securities Processing

•	Restricted Trade Capabilities

•	Real-time P&S

•	Multiple Intra-day P&S Comparisons

•	Sophisticated Order Routing

•	Stock Loan Interfaces (internal and external)

•	Syndicate Order Entry

•	Syndicate Trading System

•	Systematic Funds Distribution

•	Tax Lot Accounting

•	Third Market Listed Trading Interfaces

•	Real time margin calculations

•	User Defined Firm Parameters

•	User –defined system Security and Internal Audit Functionality

•	User-Defined broker commission and Payout System

•	When-issued processing

•	WRAP Account System

•	What-if scenarios

•	Real-time Inventory Accounting

BETAHost processes foreign and domestic securities, as included within the Security Master file and allows AGE to trade multiple currencies within a single account number. BETAHost maintains a foreign currency exchange rate file with history and supports multiple currencies in the general ledger as well as in inventory trading accounts. Foreign currency activity is stored for use by online screens, for printed reports and the monthly statement file.

BETA Systems provides connectivity to a variety of security industry interfaces that support AGE’s business model. These interfaces include but are not limited to Accounting – General Ledger, Asset Allocation Performance Reporting Systems, Bank/Off Premise Depositories, Clearing/Settlement Systems, Client Internet Support Systems, Client Verification Credit Checks, Cool Storage Systems, Mutual Funds – Annuities (non-NSCC), Pricing/Corporate Action Vendors, Print Vendors, Proxy Services, Regulatory, Statement/Confirm Vendors, Exchanges/ECNs/Third-Market Trading – Routing Systems, and Tax Reporting Systems.

BETAHost Services also include:

•	Help Desk and Customer Services as described in the Exhibit 3.

•	National Account Management – manages client relationship (i.e. client advocate, resolves client issues) as described in Exhibit 12.

•	Business analysts – high-level support for customer service.

•	Mission Control – maintains and manages system capacity management & planning, proactive performance analysis & management, real-time monitoring of exchange/trade connections, monitors network & communication lines/infrastructure and operations management of interfaces between BETA, Client and third-party vendors.

BETAHost will also have the functionality described below:

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[

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The mutually agreed upon functional specifications pursuant to the Pre-Conversion Agreement contain the functionality supported by trailers.

2. BETA Access™:

BETA Access is data delivery system. It provides BETAHost data and is compatible with ODBC database products.

BETA Access connects the BETA mainframe to AGE’s existing database server via a secure communication line. Data is downloaded from the BETAHost system to AGE’s onsite database, creating a single source of distribution for data and reduces the problems inherent with transferring files. BETA Access provides a flexible nightly or weekly transfer schedule.

3. BLServer™:

BLServer is an Application Programming Interface (API) solution that allows AGE to perform synchronous, two-way data transactions between AGE server and a series of servers on the BETA mainframe. Using a secure TCP/IP network socket connection, AGE can access the very same data available via BETALink and BETAHost applications.

BLServer leverages business logic for both inbound and outbound data transmissions. BLServer provides interactive, real-time data access to comprehensive account, equities, options and mutual fund information; and supports both inquiry and update messages to the databases.

4. XT Server™:

XTServer is an event-triggered data update delivery system that provides AGE with the ability to receive delivery of real-time transaction messages processed by BETAHost and transmitted via MQSeries™ servers.

Real-time transactions—such as trade executions for equity, options, mutual fund, and fixed income; intraday-posted cash entries; intraday account security transfers; security master file updates and process/job completions—trigger the message queuing and delivery process between MQSeries servers.

MQSeries processing services transmits the messages to AGE. Message formats use platform-independent XML universal computing language. Once the transaction messages are received at AGE’s local MQSeries server, AGE applies AGE’s business logic to automatically route, integrate and process them to satisfy AGE’s end-user application requirements.

5. Notifications – Event based middleware

[

***

]

The mutually agreed upon functional specifications pursuant to the Pre-Conversion Agreement contain the functionality supported by the event based middleware.

6. BETAConnect™:

BETAConnect is an Application Programming Interface (API) to BETAHost. This API system accepts and processes orders, administrative messages, execution reports, status messages, and unsolicited trade message types at the protocol or application levels.

BETAConnect supports multiple order-processing messaging formats, including variations of the Common Message Switch/Floor Communications Standard (CMS/FCS) or the Financial Information eXchange (FIX) format over a TCP/IP communication network. BETAConnect supports asynchronous, order-processing messages, and connects execution provider systems, including exchange, third market, ECN, and trading entities. Security is handled through a combination of TCP/IP addressing, firewalls, router access lists, and password-protected user logon IDs.

7. Enhanced BETALink (Modular Client Function System)

Enhanced BETALink includes the mutually agreed functionality of BETALink set forth for standard BETALink (see “DEFINITIONS of Optional Services to AGE” of BETALink). Enhanced BETALink is provided to AGE with tab content of BETALink. AGE is responsible for creating user workbooks or equivalent and providing a container (i.e., Client One). A special interface is provided so that AGE can create value-add, non-competing, solutions to the desktop. The mutually agreed upon functional specifications pursuant to the Pre-Conversion Agreement set forth the tab level functions selected by AGE.

8. BETAHost™ Customer History:

BETAHost™ Customer History provides the ability to subscribe to extended data storage of AGE records beyond the standard retention period. Extended data storage is available for Customer Ledger (CLED) up to two years beyond the standard retention period, Order History (OHIS) up to sixty days beyond the standard retention period, and Statement Account Reconciliation (STAR) up to two years.

AGE financial consultants and front office personnel can access extended data storage records using the Enhanced BETALink Activity, and Order Inquiry tabs. AGE back office personnel can access extended data storage records through familiar BETAHost CLED/AHIS, OHIS and STAR functions.

9. BETAHost™ Oasys Directsm:

BETAHost™ Oasys Directsm interface provides integrated functionality by consolidation of AGEs back-office/institutional electronic trade allocation and acceptance activities — including fixed income allocations — into real-time integrated system.

With BETAHost™ integration, OASYS Directsm back-office/institutional trade allocation and acceptance activities are transacted using AGE’s BETAHost™ terminals. This includes the ability to correct account numbers on-line to facilitate the trade allocation process.

The interface provides the flexibility to include additional trade detail information (i.e., special commissions, exchange codes, block desk ID’s), even the ability to edit and re-send additional information throughout the day. In addition, users can choose to send a trade and allocation to BETA’s Block Trading System.

II. DEFINITIONS of Optional Services to AGE

1. BETALink™:

BETALink is a financial advisor front office workstation that provides real-time and batch account-related client and security information (positions, balances, open and closed holdings, margins, etc.) order entry capability and access to firm inventory offerings. This Windows-based product runs within the Thomson ONE workstation framework, which provides market data information and integration capabilities.

BETALink provides financial advisors with a user-focus workbook presentation style with mark-to-market, auto populate, tax lots, inventory for sale, calculators, reports and commission history features. It allows advisors to track and analyze commission information, calculate commissions and bond rates, and generate pre-defined reports.

2. BETALink Plus™:

As a companion of BETALink, BETALink Plus provides financial advisors with a multi-functional contact management productivity tool that incorporates key account information and a business calendar to manage customer relationships.

BETALink Plus allows advisors to pull up critical data that leverages BETA’s single data source, right from their workstation. They can move seamlessly from BETALink Plus’ customer data to BETALink’s account data with a simple right-mouse click.

3. BETAHost™ OnDemand Report Archiving:

BETAHost™ OnDemand provides a solution to manage archival, retrieval, presentation and distribution of BETAHost reports on portable storage media to facilitate compliance with the SEC’s long-term data retention requirements. Using DVD (Digital Video Disks) or CD-ROM technology, the Report Archival Management Service provides digital storage as an option to retaining paper hardcopy or microfiche report records for regulatory compliance.

Reports are organized and logically grouped in folders. Folders can be searched through a ‘fill-in-the-blank’ query, to locate the desired report and specific information within a report. Searches can be applied against a single report, a group of reports or against a folder. Password security insures that only designated members of your operation’s staff have access to archived firm records.

4. BETAHost™ OnDemand On-line Report Viewing:

BETAHost™ OnDemand On-Line report viewing provides the ability to view BETAHost reports through firms’ viewers such as a PC application and a standard Web browser. Through these client viewers, a firm’s staff can review any report from their personal workstation, rather than having to use a separate, dedicated terminal.

Reports are organized and logically grouped in folders, storing one report type per folder. This categorization accommodates review of your business information for operational purposes on a daily, weekly, or monthly basis.

Folders can be searched through ‘fill-in-the-blank’ queries and search strings to locate a desired report and specific information within a report. While electronically viewing a report, users can append annotations, providing references for future purposes.

5. BETAHost™ ALERTsm Direct:

BETAHost™ ALERTsm Direct provides integrated functionality by consolidation of a firm’s back-office/institutional standing settlement and account instructions into a integrated system.

With BETAHost integration, ALERTsm Direct back-office/institutional standing settlement and account instruction activities are transacted using your firm’s BETAHost terminals, providing automatic updates of standing settlement instructions.

Instructions are stored in custodian settlement models and automatically transmitted to broker/dealers affected by the change. Furthermore, custodians are notified when changes are made to accounts attached to the bank’s settlement models.

6. Business Consulting Services:

A fee based brokerage consulting service business to assist BETA customers with industry and BETA systems expertise. In addition provide customers project management support for their internal projects, assist customer with identifying responsibilities on joint projects, assist customers staffing and recruiting, and provide industry related /core clearing training.

7. Automated Security Master Set-up

The automated security master set-up helps streamline the process of updating the Security Master by reducing manual involvement, while preserving data integrity. The process supports some fixed income security types and is subject to the data available within database sources available to BETA.

8. BETAHost™ Repo:

BETAHost™ Repo integrates the BETA REPO server with BETAHost. It provides the ability to enter into various types of Repurchase Agreements (Repo), including but not limited to multiple collateral, term, open, hold-in-custody, as-of Repo, classic (cash against one piece of collateral), reverse Repo.

BETAHost Repo presentation allows AGE to maintain key characteristics of AGE’s individual Repo Contracts, including, but not limited to base/variable rates, collateral substitutions, collateral re-pricing, fixed rate changes and amend/cancel & rebill. Modifications such as rate revisions are historically maintained by the system to facilitate reviews and audits during the term of the Repo.

To assist AGE in managing collateral for a Repo, BETAHost Repo provides a list of available securities, including an overview of real-time trading positions (AGE selects which trading inventory to include), real-time Repo/reverse Repo positions and total quantity available. Inquiries can be made by book or position (long/short/all) and can include/exclude zero balances.

AGE can select desired pieces of collateral for a Repo transaction. Once filled, AGE has the ability to select and overwrite the quantity and price of individual pieces, enabling a trader to easily monitor and manage the collateral used for a Repo.

BETAHost Repo provides AGE with reports to track Repo exposure by counterparty, inventory and CUSIP. Through BETAHost integration, several online functions are also available to query Repo details.

Attachment 21-A.

Online Documentation CD

Dated as of September 21, 2004

On file with Mayer, Brown, Rowe & Maw LLP, A.G. Edwards & Sons Law Department, Thomson Financial Inc. Law Department and each of the Account Executives.

EXHIBIT 22

TO HOSTING AND SERVICES AGREEMENT

[RESERVED]

AGE/BETA Confidential

EXHIBIT 23

TO HOSTING AND SERVICES AGREEMENT

BETA RECORD RETENTION PROCEDURES

1. Invoices – Copies of all BETA monthly invoices will be retained permanently.

2. Reports – All production reports produced by the BETA Core System will be retained in SAR for a period of six months for research and reference purposes. AGE will receive all relevant production reports (list to be determined by AGE) and AGE will be responsible for permanent record retention.

3. Recoverable Data –BETA will employ industry standard best-practice vendor products to maintain replicated copies of data (including AGE Data) at the recovery site. This data will be an appropriately current copy of data at the primary data center. A recoverable copy (defined as the production data that would be used for recovery in the event of Disaster declaration during batch) of production data will be created before the start of batch each processing day at the recovery site.

4. Master Files –BETA will maintain five generations (business days records) of all Master Files. These Master Files contain the primary ledgers necessary to process AGE Data and provide the Service. BETA will employ a month-end process, which combines the accumulated ledger records, creates the Monthly Cumulative Master File. The Monthly Cumulative Master File will be retained for 13 months after the month in which is was created.

5 Data Files (BETAAccess) –BETA will make the data elements from the Service available to AGE in raw data format, offering the data for customized individual use by AGE. Limited generations (at least 3 generations) of the BETA Access data files are retained for comparison purposes to create delta files. AGE will be responsible for permanent record retention.

AGE/BETA Confidential

EXHIBIT 24

TO HOSTING AND SERVICES AGREEMENT

GUARANTY

THIS GUARANTY is made on this              day of October, 2004, by The Thomson Corporation, an Ontario corporation (“Guarantor”), in favor of A.G. Edwards Technology Group, Inc., a Missouri corporation (“AGE”) and the AGE Companies (as defined herein), on behalf of Beta Systems, a division of Thomson Financial Inc., a New York corporation (“Beta”).

WHEREAS, AGE and Beta will execute a certain Hosting and Services Agreement, dated as of the date hereof (“Contract”), pursuant to which BETA will provide AGE with certain services described in the Contract.

WHEREAS, AGE has agreed to enter into the Contract upon the express condition that this Guaranty be executed and delivered by Guarantor.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and in order to induce AGE to enter into the Contract, Guarantor hereby covenants and agrees with AGE, its successors and assigns, as follows:

1. Guarantor absolutely, unconditionally and irrevocably guarantees to AGE and AGE Companies, as and when due under the Contract, the prompt and complete performance and payment by Beta of all the terms, covenants, conditions, obligations and liabilities of the Contract which are to be performed by Beta including indemnity obligations, subject to any rights Beta may have against AGE or the AGE Companies under the Contract (the “Obligations”). Guarantor further agrees to pay all reasonable expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by AGE in enforcing any rights with respect to this Guaranty.

2. Prior to proceeding against Guarantor hereunder, AGE shall first demand performance of Beta. In any action against Guarantor, Guarantor shall have the benefit of Beta’s remedies under the Contract.

3. Except as set forth in this Guaranty, the Guaranty is absolute and unconditional and shall not be released, discharged, mitigated, impaired or affected by any modifications or amendments of the Contract or by any waiver or by failure of AGE to enforce any of the terms, covenants and conditions or by any extension of time or indulgence extended by AGE to Beta, except to the extent of such modification, waiver or extension.

4. Guarantor’s liability under this Guaranty shall not be deemed waived, impaired, modified, changed, released or limited in any manner whatsoever by reason of the release or the discharge of Beta under the Contract in any bankruptcy, reorganization or insolvency proceedings or other liquidation or dissolution of BETA or any bankruptcy, reorganization, insolvency, liquidation or dissolution of AGE or Guarantor.

5. For purposes of this Guaranty: (a) the term “Beta” shall be deemed to include Thomson Financial Inc., as named in the Contract, and any affiliate or subsidiary of Beta (“Beta Affiliate”), to the extent the Contract can be assigned to such Beta Affiliate pursuant to the terms thereof. To the extent the Contract is assigned in whole or in part to a third party other than a

AGE/BETA Confidential

Beta Affiliate (“Non-Beta Affiliate Assignee”), this Guaranty shall be of no further force or effect as it relates to the obligations of such Non-Beta Affiliated Assignee, unless otherwise agreed to in writing by Guarantor.

(b) the term “AGE Companies” shall be deemed to include (i) AGE, (ii) AGE’s Affiliates and (iii) any company, partnership, joint venture or other form of enterprise, domestic or foreign, in or which any entities referred to in clauses (i) and (ii) hold at least 10% of the issued equity or other ownership interests. “AGE Affiliate” shall mean, as to AGE, any other entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with such first entity; as used herein “entity” shall mean any company, partnership, joint venture or other form of enterprise, domestic or foreign. AGE Affiliate shall also include any entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with AGE’s parent corporation, A.G. Edwards & Sons, Inc. “Control” shall mean, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

6. All notices, demands and other communications required or desired to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or sent by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to AGE:	A.G. Edwards Technology Group, Inc.
One North Jefferson
St. Louis, Missouri 63103
Attn: Director of Law and Compliance

If to Guarantor:
The Thomson Corporation
Metro Center at One Station Place
Stamford, CT 06902
Attn: General Counsel

with a copy to:	Beta Systems
c/o Thomson Financial Inc.
195 Broadway
New York, NY 10007
Attn: Thomson Financial General Counsel

All such notices shall be considered given on the date when delivered, if delivered by hand, or three (3) days after deposit in the United States mail, addressed as set forth above, if mailed.

7. The performance and construction of this Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

8. Any suit, action or other legal proceeding against Guarantor under this Guaranty may be brought in the State of New York and Guarantor hereby submits to the jurisdiction of such court. Guarantor further agrees that service of process with respect to any such suit, action or proceeding may be made upon Guarantor (a) by registered or certified mail, return receipt

AGE/BETA Confidential

requested, sent to Guarantor at its address indicated in paragraph 6 above, or (b) by service upon Beta at the address indicated in paragraph 6 above, at AGE’s option. Guarantor hereby irrevocably appoints Beta its true and lawful attorney-in-fact in its name, place and stead to accept such service.

9. In the event of any litigation between the parties, the substantially prevailing party shall be entitled to reimbursement of reasonable attorney’s fees and expenses from the other.

10. The Guarantor represents and warrants that:

(a) it has received and reviewed a copy of the Contract;

(b) it is duly organized and validly existing under the laws of its jurisdiction of organization and has the power and authority and legal right to own and operate its property and to conduct the business in which it is currently engaged;

(c) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty and this Guaranty has been duly authorized and executed;

(d) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to the effects of bankruptcy, solvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law);

(e) the execution, delivery and performance of this Guaranty will not violate or result in default in any applicable Law, rule or regulation or any judgment, order or decree or agreement, instrument or undertaking applicable to the Guarantor and will not result in, or require, the imposition or creation of any lien on any of its properties or revenues pursuant to any of the foregoing;

(f) no consent or authorization of, or filing or registration with, any governmental authority, and no consent of any other person or entity, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty, other than as may have been obtained or made and is in full force and effect; and

(g) it is not entitled to immunity from judicial proceedings and agrees that, in the event any AGE brings any suit, action or proceeding in New York to enforce any obligation or liability of the Guarantor arising, directly or indirectly, out of or relating to this Guaranty, no immunity from such suit, action or proceeding will be claimed by or on behalf of the Guarantor.

11. If the Contract or any portion thereof is declared invalid or unenforceable in any respect, this Guaranty shall remain in effect with respect to the remaining portions of the Contract.

12. This Guaranty shall remain in full force and effect and be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of AGE and the respective

AGE/BETA Confidential

successors, transferees and assigns of AGE (to the extent that the Obligations have been transferred and are owing to such successor, transferee or assignee in accordance with the Contract), until all the Obligations owing to AGE and the obligations of the Guarantor under this Guaranty shall have been satisfied by performance in full or indefeasible payment in full in cash. This Guaranty shall be construed as a continuing, absolute, unconditional and irrevocable guarantee of performance and payment by Guarantor of the Obligations and shall remain in full force and effect until all the Obligations owing to AGE and the obligations of the Guarantor under this Guarantee shall have been satisfied by performance in full or indefeasible payment in full in cash.

AGE/BETA Confidential

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the day and year first above written.

THE THOMSON CORPORATION

By:
Name:
Title:

By:
Name:
Title:

AGE/BETA Confidential

GUARANTY

THIS GUARANTY is made on this 4th day of October, 2004, by The Thomson Corporation, an Ontario corporation (“Guarantor”), in favor of A.G. Edwards Technology Group, Inc., a Missouri corporation (“AGE”) and the AGE Companies (as defined herein), on behalf of Beta Systems, a division of Thomson Financial Inc., a New York corporation (“Beta”).

WHEREAS, AGE and Beta will execute a certain Hosting and Services Agreement, dated as of the date hereof (“Contract”), pursuant to which BETA will provide AGE with certain services described in the Contract.

WHEREAS, AGE has agreed to enter into the Contract upon the express condition that this Guaranty be executed and delivered by Guarantor.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and in order to induce AGE to enter into the Contract, Guarantor hereby covenants and agrees with AGE, its successors and assigns, as follows:

1. Guarantor absolutely, unconditionally and irrevocably guarantees to AGE and AGE Companies, as and when due under the Contract, the prompt and complete performance and payment by Beta of all the terms, covenants, conditions, obligations and liabilities of the Contract which are to be performed by Beta including indemnity obligations, subject to any rights Beta may have against AGE or the AGE Companies under the Contract (the “Obligations”). Guarantor further agrees to pay all reasonable expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by AGE in enforcing any rights with respect to this Guaranty.

2. Prior to proceeding against Guarantor hereunder, AGE shall first demand performance of Beta. In any action against Guarantor, Guarantor shall have the benefit of Beta’s remedies under the Contract.

3. Except as set forth in this Guaranty, the Guaranty is absolute and unconditional and shall not be released, discharged, mitigated, impaired or affected by any modifications or amendments of the Contract or by any waiver or by failure of AGE to enforce any of the terms, covenants and conditions or by any extension of time or indulgence extended by AGE to Beta, except to the extent of such modification, waiver or extension.

4. Guarantor’s liability under this Guaranty shall not be deemed waived, impaired, modified, changed, released or limited in any manner whatsoever by reason of the release or the discharge of Beta under the Contract in any bankruptcy, reorganization or insolvency proceedings or other liquidation or dissolution of BETA or any bankruptcy, reorganization, insolvency, liquidation or dissolution of AGE or Guarantor.

5. For purposes of this Guaranty: (a) the term “Beta” shall be deemed to include Thomson Financial Inc., as named in the Contract, and any affiliate or subsidiary of Beta (“Beta Affiliate”), to the extent the Contract can be assigned to such Beta Affiliate pursuant to the terms thereof. To the extent the Contract is assigned in whole or in part to a third party other than a Beta Affiliate (“Non-Beta Affiliate Assignee”), this Guaranty shall be of no further force or

1

effect as it relates to the obligations of such Non-Beta Affiliated Assignee, unless otherwise agreed to in writing by Guarantor.

(b) the term “AGE Companies” shall be deemed to include (i) AGE, (ii) AGE’s Affiliates and (iii) any company, partnership, joint venture or other form of enterprise, domestic or foreign, in or which any entities referred to in clauses (i) and (ii) hold at least 10% of the issued equity or other ownership interests. “AGE Affiliate” shall mean, as to AGE, any other entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with such first entity; as used herein “entity” shall mean any company, partnership, joint venture or other form of enterprise, domestic or foreign. AGE Affiliate shall also include any entity that, directly or indirectly, through one or more entities, Controls, is Controlled by or is under common Control with AGE’s parent corporation, A.G. Edwards & Sons, Inc. “Control” shall mean, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

6. All notices, demands and other communications required or desired to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or sent by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to AGE:	A.G. Edwards Technology Group, Inc.
One North Jefferson
St. Louis, Missouri 63103
Attn: Director of Law and Compliance

If to Guarantor:	The Thomson Corporation
Metro Center at One Station Place
Stamford, CT 06902
Attn: General Counsel

with a copy to:	Beta Systems
c/o Thomson Financial Inc.
195 Broadway
New York, NY 10007
Attn: Thomson Financial General Counsel

All such notices shall be considered given on the date when delivered, if delivered by hand, or three (3) days after deposit in the United States mail, addressed as set forth above, if mailed.

7. The performance and construction of this Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

8. Any suit, action or other legal proceeding against Guarantor under this Guaranty may be brought in the State of New York and Guarantor hereby submits to the jurisdiction of such court. Guarantor further agrees that service of process with respect to any such suit, action or proceeding may be made upon Guarantor (a) by registered or certified mail, return receipt requested, sent to Guarantor at its address indicated in paragraph 6 above, or (b) by service upon

2

Beta at the address indicated in paragraph 6 above, at AGE’s option. Guarantor hereby irrevocably appoints Beta its true and lawful attorney-in-fact in its name, place and stead to accept such service.

9. In the event of any litigation between the parties, the substantially prevailing party shall be entitled to reimbursement of reasonable attorney’s fees and expenses from the other.

10. The Guarantor represents and warrants that:

(a) it has received and reviewed a copy of the Contract;

(b) it is duly organized and validly existing under the laws of its jurisdiction of organization and has the power and authority and legal right to own and operate its property and to conduct the business in which it is currently engaged;

(c) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty and this Guaranty has been duly authorized and executed;

(d) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to the effects of bankruptcy, solvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law);

(e) the execution, delivery and performance of this Guaranty will not violate or result in default in any applicable Law, rule or regulation or any judgment, order or decree or agreement, instrument or undertaking applicable to the Guarantor and will not result in, or require, the imposition or creation of any lien on any of its properties or revenues pursuant to any of the foregoing;

(f) no consent or authorization of, or filing or registration with, any governmental authority, and no consent of any other person or entity, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty, other than as may have been obtained or made and is in full force and effect; and

(g) it is not entitled to immunity from judicial proceedings and agrees that, in the event any AGE brings any suit, action or proceeding in New York to enforce any obligation or liability of the Guarantor arising, directly or indirectly, out of or relating to this Guaranty, no immunity from such suit, action or proceeding will be claimed by or on behalf of the Guarantor.

11. If the Contract or any portion thereof is declared invalid or unenforceable in any respect, this Guaranty shall remain in effect with respect to the remaining portions of the Contract.

12. This Guaranty shall remain in full force and effect and be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of AGE and the respective successors, transferees and assigns of AGE (to the extent that the Obligations have been

3

transferred and are owing to such successor, transferee or assignee in accordance with the Contract), until all the Obligations owing to AGE and the obligations of the Guarantor under this Guaranty shall have been satisfied by performance in full or indefeasible payment in full in cash. This Guaranty shall be construed as a continuing, absolute, unconditional and irrevocable guarantee of performance and payment by Guarantor of the Obligations and shall remain in full force and effect until all the Obligations owing to AGE and the obligations of the Guarantor under this Guarantee shall have been satisfied by performance in full or indefeasible payment in full in cash.

4

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the day and year first above written.

THE THOMSON CORPORATION

By:	/s/ Dierdre Stanley
Name:	Dierdre Stanley
Title:	SVP and General Counsel

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